Registration Nos. 333 ‑ 25663
811 ‑ 08187

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 35
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 36

AMERICAN FIDELITY SEPARATE ACCOUNT B
(Exact Name of Registrant)

AMERICAN FIDELITY ASSURANCE COMPANY
(Name of Depositor)

9000 CAMERON PARKWAY, OKLAHOMA CITY, OKLAHOMA	73114
(Address of Depositor’s Principal Executive Offices)	(Zip Code)

Depositor’s Telephone Number, Including Area Code	405.523.2000

Christopher T. Kenney	Courtney Keeling
Senior Vice President and General Counsel	Assistant Vice President and Counsel
American Fidelity Assurance Company	American Fidelity Assurance Company
9000 Cameron Parkway	9000 Cameron Parkway
Oklahoma City, Oklahoma 73114	Oklahoma City, Oklahoma 73114
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:	As soon as practicable after effectiveness of the Registration Statement

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2025 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a) (1) of Rule 485
☐	on May 1, 2025 pursuant to paragraph (a) (1) of Rule 485
If appropriate, check the following box:

☐	This post‑effective amendment designates a new effective date for a previously filed post‑effective amendment.

Title of Securities Being Registered:	Individual variable annuity contracts

AF Advantage®
Variable Annuity
from

May 1, 2025

AF Advantage® Variable Annuity
issued by
American Fidelity Separate Account B
and
American Fidelity Assurance Company
PROSPECTUS
May 1, 2025
American Fidelity Separate Account B (“Separate Account B” or the “Registrant”) is offering individual variable annuity contracts. This prospectus describes all of the material features of the individual contracts available under the AF Advantage® Variable Annuity policy.
AF Advantage® Variable Annuity is a fixed and variable deferred annuity policy. You have 11 investment options in the annuity – the Guaranteed Interest Account, a fixed investment option, and 10 variable investment options, each of which corresponds with one of the following eligible portfolios:

American Funds Insurance Series ® Washington Mutual Investors Fund SM International Fund BNY Mellon Stock Index Fund, Inc. BNY Mellon Variable Investment Fund Opportunistic Small Cap Portfolio
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
Vanguard® Variable Insurance Fund*
Balanced Portfolio
Capital Growth Portfolio
Mid‑Cap Index Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio

This prospectus contains important information about the AF Advantage® Variable Annuity and Separate Account B that a prospective investor should know before investing. Please keep a copy of this prospectus for future reference.
If you are a new investor in the policy, you may cancel your AF Advantage® Variable Annuity within 30 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total policy value, whichever is greater. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. This prospectus may only be used to offer the contract where the contract may be lawfully sold. The contract and certain features described in the contract may only be available in certain states. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

*	Vanguard is a trademark of The Vanguard Group, Inc.

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GLOSSARY OF TERMS
Some of the terms used in this prospectus are technical. To help you understand these terms, we have defined them below.
Account value: The value of the policy during the accumulation phase.
Accumulation phase: The period of time between purchasing a policy and receiving annuity payments. Until you begin receiving annuity payments, the annuity is in the accumulation phase.
Accumulation unit: The unit of measurement used to keep track of the value of a participant’s interest in a sub‑account during the accumulation phase.
Annuitant: The person on whose life annuity payments are based.
Annuity: A series of installment payments either for a fixed period or for the life of the annuitant, or for the joint lifetime of the annuitant and another person.
Annuity date: The date annuity payments begin.
Annuity options: The payout methods available to select during the annuity phase.
Annuity payments: Regular income payments received from the policy during the annuity phase.
Annuity phase: The period of time during which annuity payments are made.
Annuity unit: The unit of measure used to calculate annuity payments during the annuity phase.
Assumed Investment Rate: The assumed annual rate of return used to determine the first annuity payment for a variable annuity option.
Eligible portfolios: The portfolios that serve as the Separate Account’s underlying investment options. Each sub‑account invests its assets into a corresponding portfolio. Each portfolio (sometimes called a fund) has its own investment objective.
General account: Our general account consists of all of our assets other than those assets allocated to the separate accounts.
Guaranteed Interest Account: The fixed investment option within our general account which earns interest.
Investment options: The eligible investment options consist of (1) the Guaranteed Interest Account, which is our fixed investment option, and (2) the sub‑accounts, which are variable investment options. We reserve the right to add, remove or combine sub‑accounts as eligible investment options.
Policy: The AF Advantage® Variable Annuity.
Policy owner: The person or entity entitled to ownership rights under a policy.
Policy year: The annual period that begins on the date of issue and each anniversary of that date. In order to determine a policy owner’s applicable withdrawal charges, this period begins with the date of issue.
Portfolio Companies: The companies offering the portfolios in which the sub‑accounts invest.
Purchase payment: Money invested in the policy by or on behalf of a participant and allocated to a participant’s account.
Separate Account: The Separate Account is called American Fidelity Separate Account B, which is a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.
Sub‑account: An investment option of Separate Account B, which invests its assets in shares of a corresponding eligible portfolio.
We, Us, Our: American Fidelity Assurance Company, the insurance company offering the contract or policy.
You, Your: Generally, the policy owner.

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IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

	FEES AND EXPENSES	CROSS-REFERENCE(S)

Charges for Early Withdrawals.
If you withdraw money from the Policy within the first eight policy years, you will be assessed a withdrawal charge. The maximum withdrawal charge will never exceed 8% of the total purchase payments.

For example, if you make an early withdrawal on a $100,000 investment, you could pay a withdrawal charge of up to $8,000.
Fee Table; -Withdrawal Charge; Surrenders and Withdrawals

Transaction Charges.	In addition to withdrawal charges, you may also be charged for transfers between investment options. There is no charge for the first 12 transfers in a policy year during the accumulation phase and no charge for the one transfer allowed each policy year during the annuity phase; thereafter, the fee is $25 or 2% of the amount transferred, whichever is less.	Fee Table; -Transfer Charge

The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your policy schedule for information about the specific fees you will pay each year based on the options you have elected.	Fee Table; Charges

Annual Fee	Minimum	Maximum

Base Contract (as a percentage of average account value - only one contract class offered)	1.51%	1.51%

Ongoing Fees and Expenses (annual charges).	Investment options (Portfolio Company fees and expenses as a percentage of net asset value)	0.13%	0.74%

Because your policy is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your policy, the following table shows the lowest and highest cost you could pay each year, based on current charges. The estimate assumes that you do not take withdrawals from the policy, which could add surrender charges that substantially increase costs.

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Lowest Annual Cost: $1,479	Highest Annual Cost: $1,969

Assumes:

•  Investment of $100,000

•  5% annual appreciation

•  Least expensive combination of Contract Class and Portfolio Company fees and expenses

•  No sales charges

•  No additional purchase payments, transfers or withdrawals

Assumes:

•  Investment of $100,000

•  5% annual appreciation

•  Most expensive combination of contract class and Portfolio Company fees and expenses

•  No sales charges

•  No additional purchase payments, transfers or withdrawals

RISKS	CROSS-REFERENCE(S)

Risk of Loss.	You can lose money by investing in the policy.	Principal Risks of Investing in the Policy

Not a Short-Term Investment.	A policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. It is designed for individuals seeking long-term investments, generally for retirement or other long-term purposes.	Principal Risks of Investing in the Policy

Risks Associated with Investment Options.	An investment in the policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the policy (e.g., Portfolio Companies). Each investment option (including any fixed account investment option) will have its own unique risks. You should review these investment options before making an investment decision.	Principal Risks of Investing in the Policy

Insurance Company Risks.	An investment in the policy is subject to the risks related to American Fidelity Assurance Company, including that any obligations (including under the fixed account investment option), guarantees, or benefits are subject to the claims-paying ability of American Fidelity Assurance Company. More information about American Fidelity Assurance Company, including financial strength ratings, is available by sending an email request to va.help@americanfidelity.com.	Principal Risks of Investing in the Policy

RESTRICTIONS	CROSS-REFERENCE(S)

Investments.	At your direction, we will make transfers between any of the investment options to which you have allocated money. We reserve the right, at any time and without prior notice, to end, suspend or change the transfer privilege, in which case we will provide written notice of any such action.	‑ Transfers; ‑Substitution

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Transfers During the Accumulation Phase. If you make more than 12 transfers in a policy year, we will charge a transfer fee, which will be deducted from your account. The fee is $25 per transfer or 2% of the amount transferred, whichever is less.

Transfers During the Annuity Phase. During the annuity phase, you may only make one transfer in each policy year.

We reserve the right to remove or substitute Portfolio Companies as investment options.

Optional Benefits.	N/A.	None

TAXES	CROSS-REFERENCE(S)

Tax Implications.	You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the policy. There is no additional tax benefit to you if the policy is purchased through a tax‑qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to tax penalties.	Taxes

CONFLICTS OF INTEREST	CROSS-REFERENCE(S)

Investment Professional Compensation.	The policy is sold exclusively through investment professionals who are representatives of American Fidelity Assurance Company’s affiliated broker dealer, and who are compensated for selling the policy with a base salary and a commission. These investment professionals may have a financial incentive to offer the policy over another investment.	-Underwriter

Exchanges.	Some investment professionals may have a financial incentive to offer you a new policy in place of the one you already own. You should only exchange your policy if you determine, after comparing other features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing policy.	-Underwriter
OVERVIEW OF THE POLICY
In this summary, we discuss some of the important features of your variable annuity policy. You should read the entire prospectus for more detailed information about your policy and Separate Account B.
In this prospectus, we describe the AF Advantage® Variable Annuity flexible premium variable and fixed deferred annuity policy that we offer. The annuity policy is a contract between you, as the policy owner, and us, American Fidelity Assurance Company, as the insurance company. Through the annuity policy, we are able to provide a means for you to invest, on a tax deferred basis, in one or more of the sub‑accounts, which are variable investment options, and the Guaranteed Interest Account, a fixed investment option. Each of the sub‑accounts invests in a corresponding eligible portfolio.
The AF Advantage® Variable Annuity is designed for individuals seeking long-term investments, generally for retirement or other long‑term purposes. You should not invest in the AF Advantage® Variable Annuity if you are looking for a short-term investment or if you cannot afford to lose some or all of your investment. Your policy includes a basic death benefit that will pay your designated beneficiaries the policy value at the time of your death.
Like all deferred annuities, the AF Advantage® Variable Annuity has two distinct phases: the accumulation phase and the annuity phase. During the accumulation phase, you invest money in your annuity, at which point your earnings accumulate on a tax deferred basis and are taxed as income only when you make a withdrawal. Similarly,

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during the annuity phase, your earnings are taxed as income only when you receive an annuity payment or otherwise make a withdrawal. A federal tax penalty may apply if you make withdrawals before you are 59 1⁄2. A qualified plan provides tax‑deferral without having to invest in an annuity policy; therefore, there should be other reasons for purchasing the policy pursuant to a qualified plan aside from the tax deferral feature.
The annuity phase begins when you start receiving regular payments under the annuity income options from your policy. If you annuitize, you will receive a stream of income payments, however, you will be unable to make withdrawals and death benefits will terminate. Among other factors, the amount of the payments you may receive during the annuity phase will depend on the amount of money you invest in your policy during the accumulation phase and on the investment performance of the variable investment options you have selected.
When you invest in the policy, you may allocate some or all of your investment to one or more of the sub‑accounts listed below, each of which is a variable investment option, or the Guaranteed Interest Account, which is a fixed investment option. Additional information about each of the following Portfolio Companies is provided in the Appendix (see “Appendix: Portfolio Companies Available Under the Contract”).
American Funds Insurance Series® – Washington Mutual Investors Fund SM
American Funds Insurance Series® – International Fund
BNY Mellon Stock Index Fund, Inc.
BNY Mellon Variable Investment Fund – Opportunistic Small Cap Portfolio
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
Vanguard® Variable Insurance Fund – Balanced Portfolio
Vanguard® Variable Insurance Fund – Capital Growth Portfolio
Vanguard® Variable Insurance Fund – Mid‑Cap Index Portfolio
Vanguard® Variable Insurance Fund – Total Bond Market Index Portfolio
Vanguard® Variable Insurance Fund – Total Stock Market Index Portfolio
At your direction, we will allocate your purchase payments to one or more of the sub‑accounts listed above and the Guaranteed Interest Account. Our fixed investment option, the Guaranteed Interest Account, offers a guaranteed minimum interest rate. Each of the sub‑accounts invests in a corresponding portfolio. The portfolios offer professionally managed investment choices.
The earnings you accumulate as a result of your investments under the policy are not taxed until you make a withdrawal or receive an annuity payment. If you withdraw any money before 59 1⁄2, you may be charged a federal tax penalty on the taxable amounts withdrawn. In most cases, the penalty is 10% of the taxable amounts withdrawn. If the policy is issued pursuant to a qualified plan under special tax qualification rules, the entire payment may be taxable. If the policy is not issued pursuant to a qualified plan, earnings are withdrawn first and are taxed as income.
The minimum partial withdrawal is $250 (there are exceptions for withdrawals allowed under 403(b) and hardship provisions), but a withdrawal must not reduce the value of your policy to less than $100.
If you purchased your policy under a 403(b) tax‑deferred annuity qualified plan and if your employer’s plan allows, we may make a loan to you at any time before you begin receiving annuity payments; however, we will not make any loans during your first policy year. The loan will bear interest at an annual interest rate of 5% and will be fully amortized (be repaid by fixed monthly payments applied to principal and interest) over a term not to exceed five years, with fixed payments due monthly (see “Loans”).
FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the policy. Please refer to your policy specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time you buy the policy, surrender or make withdrawals from the policy, or transfer policy value between investment options. State premium taxes may also be deducted.

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Transaction Expenses

	Policy Year	Withdrawal Charge
Surrender Charge (as a percentage of the amount surrendered)	1	8%
	2	7%
	3	6%
	4	5%
	5	4%
	6	3%
	7	2%
	8	1%
	9+	0%
Exchange Fee* Loan Interest Rate	$25 per transfer or 2% of the amount transferred, whichever is less. 5%.

*
There is no charge for the first 12 transfers in a policy year during the accumulation phase and no charge for the one transfer allowed each policy year during the annuity phase; thereafter, the fee is the lesser of $25 or 2% of the amount transferred. (Transfers made through automatic dollar cost averaging and asset rebalancing count toward the free transfers).

The next table describes the fees and expenses that you will pay each year during the time that you own the policy (not including Portfolio Company fees and expenses).

Annual Contract Expenses
	Current Fee		Maximum Fee
Administrative Expenses	$15	*	$36
Base Contract Expenses (as a percentage of average account value)	1.50	%*	1.75%

*
We currently charge lower fees than the maximum allowed under the policy. The current fees and maximum fees we may charge are shown in the Annual Contract Expenses table. Base contract expenses consist of a mortality and expense risk charge of 1.25%, an administrative charge of 0.15%, and a distribution expense charge of 0.10%. We may increase the administrative charge and/or distribution expense charge, but neither will ever be more than 0.25% of the average daily value of your account invested in a portfolio. We may increase the policy maintenance fee, but it will not be more than $36 per policy per year.

The next item shows the minimum and maximum total operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the policy. A complete list of Portfolio Companies available under the policy, including their annual expenses, may be found at the back of this document (see “Appendix: Portfolio Companies Available Under the Contract”).

Annual Portfolio Company Expenses	Minimum	Maximum
(expenses that are deducted from portfolio assets, including management fees, distribution and/or service (12b‑1) fees, and other expenses).	0.13%	0.74%

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Example
This Example is intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual policy expenses, and Annual Portfolio Company Expenses.
The Example assumes that you invest $100,000 in the policy for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive and least expensive combination of Annual Portfolio Company Expenses, as indicated. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Maximum Portfolio Company Total Operating Expenses

If you surrender your policy at the end of the applicable time period:	1 year	3 years	5 years	10 years
	$10,285	$12,880	$16,149	$25,766

If you do not surrender your policy:	1 year	3 years	5 years	10 years
	$2,285	$7,037	$12,044	$25,766
Minimum Portfolio Company Total Operating Expenses

If you surrender your policy at the end of the applicable time period:	1 year	3 years	5 years	10 years
	$9,672	$11,131	$13,154	$19,396

If you do not surrender your policy:	1 year	3 years	5 years	10 years
	$1,672	$5,180	$8,921	$19,396

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PRINCIPAL RISKS OF INVESTING IN THE POLICY
Risk of Loss. You can lose money by investing in the policy.
Not a Short-Term Investment. The policy is not a short-term investment and is not appropriate for you if you need ready access to cash. It is intended for retirement and long-term savings. Withdrawals may be subject to tax penalties or other unfavorable treatment (see “Taxes” below).
Risks Associated with Investment Options. Investment in the policy is subject to the risk of poor investment performance and can vary depending on the performance of investment options available under the policy (e.g., Portfolio Companies). Each investment option (including any fixed account investment option) will have its own unique risks. You should review these investment options before making an investment decision.
Insurance Company Risk. Investment in the policy is subject to the risks related to the Depositor, American Fidelity Assurance Company, including that any obligations (including under the fixed account investment options), guarantees, or benefits are subject to the claims-paying ability of American Fidelity Assurance Company.
GENERAL DESCRIPTION OF THE REGISTRANT, DEPOSITOR AND PORTFOLIO COMPANIES
American Fidelity Assurance Company
We are an Oklahoma stock life insurance company organized in 1960. We are licensed to conduct life, annuity and accident and health insurance business in 49 states, the District of Columbia, Guam, American Samoa, and Puerto Rico. Our office is located at 9000 Cameron Parkway, Oklahoma City, Oklahoma 73114.
We have been a wholly owned subsidiary of American Fidelity Corporation since 1974. The stock of American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises A Limited Partnership, an Oklahoma limited partnership. William M. Cameron and Lynda L. Cameron each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises A Limited Partnership, through their respective trusts. The address of both American Fidelity Corporation and Cameron Enterprises A Limited Partnership is 9000 Cameron Parkway, Oklahoma City, Oklahoma 73114.
Separate Account B
We established Separate Account B under Oklahoma insurance law in 1996 to hold the assets that underlie the AF Advantage® Variable Annuity policies. Separate Account B is registered with the SEC as a unit investment trust under the Investment Company Act of 1940; its inception date is October 27, 1997. The Separate Account is divided into multiple sub‑accounts.
We hold Separate Account B’s assets in our name on behalf of Separate Account B, and those assets legally belong to us. Under Oklahoma law, however, those assets cannot be charged with liabilities that arise out of any other business that we conduct. All of the income, gains and losses (realized or unrealized) that result from Separate Account B’s assets are credited to or charged against Separate Account B without regard to our other income, gains and losses. We are obligated to pay all benefits and make all payments under the AF Advantage® Variable Annuity.
Portfolio Companies
When you buy an AF Advantage® Variable Annuity policy, you can allocate the money you invest under the policy to one or more of Separate Account B’s sub‑accounts and the Guaranteed Interest Account. Each of the sub‑accounts is a variable investment option and corresponds with one of the Portfolio Companies made available as variable investment options. Information about each Portfolio Company, including (i) its name, (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives, (iii) its investment adviser and any sub‑investment adviser, (iv) current expenses, and (v) performance is available in the Appendix to the prospectus (see “Appendix: Portfolio Companies Available Under the Contract”).

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Each Portfolio Company has issued a prospectus that contains more detailed information about the Portfolio Company, which may be amended from time to time and can be found online at https://americanfidelity.com/support/annuities/p‑1. You can also request this information at no cost by calling 1.800.662.1113 x8840 or by sending an email request to va.help@americanfidelity.com.
Voting Rights
Although we legally own the portfolios’ shares, we believe that we must get instructions from you and the other policy owners about how to vote the shares when a Portfolio Company solicits proxies in conjunction with a shareholder vote. When we receive instructions from the policy owners, we will vote all of the shares we own in proportion to the instructions we receive from all policy owners. This type of voting may allow a small number of policy owners to control the outcome of the vote. If we determine that we are no longer required to seek the policy owners’ instructions, we will vote the shares in our own right.
CHARGES
Charges and expenses that exist in connection with the policy will reduce your investment return. You should carefully read this section for information about these expenses.
Insurance Charges
We deduct insurance charges each business day. We include the insurance charge deduction in our calculation of the value of the accumulation and annuity units on a variable basis. The insurance charges include:

•	mortality and expense risk charge;

•	administrative charge; and

•	distribution expense charge.
Mortality and Expense Risk Charge. The mortality and expense risk charge is equal, on an annual basis, to 1.25% of the average daily value of the policy invested in a sub‑account, after expenses are deducted. This charge also compensates us for all the insurance benefits provided by your policy, including the guarantee of annuity rates, the death benefits, and certain other expenses related to the policy, and for assuming the risk that the current charges will not be sufficient to cover the cost of administering the policy in the future.
Administrative Charge. The administrative charge is equal, on an annual basis, to 0.15% of the average daily value of the policy invested in a sub‑account, after expenses are deducted. We may increase this charge, but it will never be more than 0.25% of the average daily value of your account invested in a sub‑account. This charge, together with the policy maintenance fee described below, is for all the expenses associated with the policy’s administration. Some examples of these expenses include: preparing the policy, confirmations, annual reports and statements, maintaining policy records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs.
Distribution Expense Charge. The distribution expense charge is equal, on an annual basis, to 0.10% of the average daily value of the policy invested in a sub‑account, after expenses are deducted. We may increase this charge, but it will never be more than 0.25% of the average daily value of your account invested in a sub‑account. This charge compensates us for the costs associated with distributing the policies.
Withdrawal Charge
Any withdrawals you make may be subject to a withdrawal charge. The withdrawal charge compensates us for expenses associated with selling the policy. During the accumulation phase, you can make withdrawals from your policy in the manner described in “Withdrawals.” During the first policy year, we charge a withdrawal fee for each withdrawal. After the first policy year, you may withdraw up to 10% of the value of your policy one time during each policy year without incurring a withdrawal charge. The free withdrawal cannot be carried forward from one policy year to the next. The withdrawal charge is a percentage of the amount withdrawn in excess of the free withdrawal amount as shown in the Fee Table that appears elsewhere in this prospectus.

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We calculate the withdrawal charge at the time of each withdrawal. The withdrawal charge will never exceed 8% of the total purchase payments. The charge for partial withdrawals will be deducted from the remaining policy value. No withdrawal charge will be applied when a death benefit is paid or we make a payment under any annuity option providing at least seven annual payments or 72 monthly payments.
We may reduce, waive or eliminate the withdrawal charge on policies issued under certain retirement plans or arrangements in certain states or where employer groups or associations negotiate such terms on behalf of their employees. Factors we consider in connection with the reduction, waiver, or elimination of the withdrawal charge may include, but are not limited to, the following:

•	the expected reduction in our sales-related and administrative expenses and/or services;

•	the number of participants under the plan;

•	the type and nature of the retirement plan under which the contract is issued;

•	the expected level of assets and/or cash flow under the plan;

•	distribution provisions under the plan; and

•	our assessment of financial risk to the Company relating to withdrawals.
We will not reduce the early withdrawal charge in a manner that is unfairly discriminatory against any person.
Note: For tax purposes, withdrawals are considered to have come from the last money you put into the policy. Accordingly, for tax purposes, earnings are considered to come out of your policy first. There are restrictions on when you can withdraw from a qualified plan known as a Section 403(b) tax‑deferred annuity. For more information, you should read the “Taxes” section of this prospectus.
Transfer Charge
There is no charge for the first 12 transfers in a policy year during the accumulation phase and no charge for the one transfer allowed each policy year during the annuity phase; thereafter, the fee is $25 or 2% of the amount transferred, whichever is less. Systematic transfers occurring as a result of automatic dollar cost averaging or asset rebalancing are taken into account when determining any transfer fees assessed.
Policy Maintenance Fee and Portfolio Expenses
The policy maintenance fee is $15. Although we reserve the right to change the policy maintenance fee, the highest fee permitted is $36 per year. The fee will be deducted pro‑rata from the investment options you have chosen. During the accumulation period, the policy maintenance fee will be deducted each year on your policy anniversary date. During the annuity phase, we will deduct the fee pro‑rata from your annuity payments. If you make a total withdrawal any time other than on a policy anniversary date, the full policy maintenance fee will be deducted.
There are also deductions from, and expenses paid out of, the assets of the portfolios. The portfolio expenses are described in the prospectuses for the portfolios.
Taxes
If we have to pay state or other governmental entity (e.g., municipalities) premium taxes or similar taxes relating to your policy, we will deduct the amount of the tax from your policy. Some of these taxes are due when the policy is issued; others are due when your annuity payments begin. We pay any premium taxes when they become payable to the states. Premium taxes generally range from 0% to 3.5%, depending on the state.
We will also deduct from the policy any income taxes which we incur as a result of the policy. Currently, we are not making any such deductions.

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REVENUE SHARING ARRANGEMENTS
American Fidelity Assurance Company’s affiliated broker dealer currently receives additional cash payments in connection with the Portfolio Companies identified below in exchange for American Fidelity Assurance Company providing certain administrative services. In consideration for these payments, we agree to perform services such as shareholder servicing, sub‑administration and record-keeping, as well as various other administrative services. These payments do not constitute payment in any manner for investment advisory services and are not otherwise related to investment advisory or distribution services or expenses. These payments are sometimes referred to as “revenue sharing.” Our salespeople do not receive any additional compensation for selling one sub‑account over another, and they do not give any special preference to a fund just because that sub‑account has a more favorable revenue sharing arrangement with us or our affiliated broker dealer.
In connection with your sub‑account purchase, our affiliated broker dealer is entitled to receive a percentage of the purchased sub‑account’s average daily net assets maintained for our policy owners. These percentages differ based upon the terms of our agreements, which may be terminated at any time. We and our affiliated broker dealer have entered into the following revenue sharing arrangements:

Company (Portfolio Company)	Revenue Sharing %
BNY Mellon Corporation (with regard to BNY Mellon Variable Investment Fund – Opportunistic Small Cap Portfolio)	0.10%
BNY Mellon Corporation (with regard to BNY Mellon Sustainable U.S. Equity Portfolio, Inc.)	0.15%
THE AF Advantage® VARIABLE ANNUITY
Owning an AF Advantage® Variable Annuity Policy
As the owner of an AF Advantage® Variable Annuity policy, you have all the rights under the policy; however, you can name a new policy owner. A change of owner will revoke any prior designation of owner. Ownership changes must be sent to our home office on a form we accept. The change will go into effect at the time the form is signed, subject to any payments we make or other actions we take before we record it. We will not be liable for any payment made or action taken before we record a change in ownership. The policy owner designated at the time the policy is issued will remain the owner unless changed. A change of ownership may be a taxable event. If your policy is issued pursuant to a qualified plan, your ability to change ownership may be limited.
Spouses may own a non‑qualified policy jointly. Upon the death of either joint owner, the surviving spouse will be the primary beneficiary. If a non‑spouse is designated as the beneficiary of a jointly-owned policy, the designation will be treated as creating a contingent beneficiary unless otherwise indicated in a form we accept.
Naming a Beneficiary
The beneficiary is the person or entity that you name to receive the benefit of your policy upon the death of the annuitant. If the beneficiary and the annuitant die at the same time, we will assume that the beneficiary died first for purposes of paying any death benefits.
The beneficiary is named at the time the policy is issued, but you can change the beneficiary of your policy at any time during the annuitant’s life unless you name the beneficiary as an irrevocable beneficiary. The interest of an irrevocable beneficiary cannot be changed without his or her written consent. To change your beneficiary, you must send a request to our home office on a form we accept. The change will go into effect when signed, subject to any payments we make or action we take before we record the change. A change cancels all prior beneficiaries, except any irrevocable beneficiaries. The interest of the beneficiary will be subject to any assignment of the policy which is binding on us, and any annuity option in effect at the time of the annuitant’s death.

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Assigning the Policy
During the annuitant’s life, you can assign some or all of your rights under the policy to someone else. A signed copy of the assignment must be sent to our home office on a form we accept. The assignment will go into effect when it is signed, subject to any payments we make or other actions we take before we record it, and a change in owner will revoke any prior designation of owner. We will not be liable for any payment made or action taken before we record an assignment. The policy owner designated at the time the policy is issued will remain the owner unless changed. We are not responsible for the validity or effect of any assignment. If there are irrevocable beneficiaries, you need their written consent before assigning your ownership rights in the policy. Any assignment made after the death benefit has become payable will be valid only with our consent. If the policy is assigned, your rights may be exercised only with the consent of the assignee of record. Please note that an assignment may be a taxable event, and if the policy is issued pursuant to a qualified plan, your ability to assign it may be limited.
PURCHASING AN AF Advantage® VARIABLE ANNUITY POLICY
Purchase Payments
Once we receive your application in good order, we will issue your policy. Purchase payments will be allocated among the investment options according to your instructions within two business days. We will contact you if additional information is required to complete the application process. We reserve the right to reject any application or purchase payment. At the time you buy the policy, the annuitant cannot be older than 85 years old or the maximum age permitted under state law.
Purchase payments may be made at any time during the accumulation phase. If an application in good order and initial purchase payment are received the same day, the initial purchase payment will be credited to the policy within two business days. Purchase payments received by 3:00pm Central Time will be credited to the policy the same business day. Purchase payments received after 3:00pm Central Time will be credited the following business day. The minimum amount of each purchase payment is $25. All payment allocations among the investment options must be in whole percentages and, when added together, must total 100%.
Accumulation Units
Each sub‑account has its own value. If you allocate your purchase payments to any of the variable investment options, the value of that portion of your policy will fluctuate depending upon the investment performance of the portfolio(s) corresponding with the sub‑account(s) to which you allocated your purchase payments (this is not true if you invest solely in the Guaranteed Interest Account). The value of your policy will also depend on the expenses of the policy. In order to keep track of the value of your interest in the sub‑accounts during the accumulation period, we use a measurement called an accumulation unit.
We calculate the value of accumulation units after the New York Stock Exchange closes and then credit each account accordingly. On each day that both the New York Stock Exchange and American Fidelity Assurance Company are open, we determine the value of an accumulation unit for each sub‑account by dividing the total value of a sub‑account’s net assets by the number of the sub‑account’s outstanding accumulation units. The value of an accumulation unit relating to any sub‑account may go up or down from day to day.
When you make a purchase payment, we credit your policy with accumulation units using the accumulation unit value next determined after we receive the purchase payment. The number of accumulation units credited is determined by dividing the amount of the purchase payment allocated to a sub‑account by the value of the accumulation unit for that sub‑account.
The following example illustrates how we calculate the number of accumulation units that should be credited to your participant account when you make a purchase payment.

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Example
On Thursday, we receive an additional purchase payment of $100 from you. You allocate this amount to the Vanguard® Variable Insurance Fund Total Stock Market Index Portfolio sub‑account. When the New York Stock Exchange closes on that Thursday, we determine that a sub‑account accumulation unit for the Vanguard® Variable Insurance Fund Total Stock Market Index Portfolio is valued at $44.19. To determine the increased value of your policy, we divide $100 by $44.19 and credit your policy on Thursday night with 2.26 accumulation units for the Vanguard® Variable Insurance Fund Total Stock Market Index Portfolio sub‑account.
Underwriter
American Fidelity Securities, Inc., a wholly owned subsidiary of American Fidelity Assurance Company, is the principal underwriter for the annuity policies and acts as the distributor of the policies. The principal business address of American Fidelity Securities, Inc. is 9000 Cameron Parkway, Oklahoma City, Oklahoma 73114.
The policies are sold exclusively through investment professionals who are registered representatives of the underwriter. American Fidelity Securities, Inc.’s registered representatives are paid a base salary to serve American Fidelity Assurance Company’s existing customers and solicit new customers. They also receive a commission based on the American Fidelity Assurance Company annuity policies that they sell and premium increases. This creates the conflict in that if they do not sell new policies or obtain premium increases, they do not get paid a commission.
Investment Options
When you buy an AF Advantage® Variable Annuity policy, you can allocate the money you invest under the policy to one or more of Separate Account B’s sub‑accounts and the Guaranteed Interest Account. Each of the sub‑accounts is a variable investment option and corresponds with one of the portfolios listed in the Appendix (see “Appendix: Portfolio Companies Available Under the Contract”).
Shares of each of the Portfolio Companies are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated. None of the Portfolio Companies believe that offering its shares in this manner will be disadvantageous to you. Nevertheless, the board of trustees or the board of directors, as applicable, of each Portfolio Company intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and in order to determine what action, if any, should be taken. If such a conflict were to occur, one or more of the insurance company separate accounts might withdraw their investments from a Portfolio Company. An irreconcilable conflict might result in the withdrawal of a substantial amount of a portfolio’s assets which could adversely affect such portfolio’s net asset value per share.
Interests in the Guaranteed Interest Account are not registered under the Securities Act of 1933 because of certain exemptive and exclusionary provisions. The Guaranteed Interest Account also is not registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Guaranteed Interest Account nor any interests in it are subject to the provisions of these Acts. The SEC staff has not necessarily reviewed the disclosure in this prospectus relating to the Guaranteed Interest Account. Disclosures regarding the Guaranteed Interest Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.
Substitution
We reserve the right to add or remove sub‑accounts as investment options. At our discretion, we may substitute another eligible investment option for any one of the portfolios available under the AF Advantage® Variable Annuity policy. If we decide to make a substitution, we will give you notice of our intention. A substitution will not be made without prior notice to you and the prior approval of the SEC to the extent required by the Investment Company Act of 1940, as amended.
Transfers
At your direction, we will make transfers between any of the investment options to which you have allocated money. We reserve the right to limit the number of transfers that may be made. All of the transfers you make in any one day count as one transfer. All transfers must be in whole percentages. We reserve the right, at any time and without prior notice, to end, suspend or change the transfer privilege, in which case we will provide written notice of any such action.

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Transfers During the Accumulation Phase. If you make more than 12 transfers in a policy year, we will charge a transfer fee, which will be deducted from your account. The fee is $25 per transfer or 2% of the amount transferred, whichever is less. In order to make a transfer, you must transfer at least $500 from the investment option from which you are making the transfer, unless the full amount of the investment option is valued at less than $500, in which case you must transfer the entire amount. All transfers must be in whole percentages.
Transfers During the Annuity Phase. During the annuity phase, you may only make one transfer in each policy year. You may make transfers among the variable investment options or from any of the variable investment options to the Guaranteed Interest Account option. There is no transfer fee charged for the one transfer. You cannot make a transfer from the Guaranteed Interest Account Option to a variable investment option.
Automatic Dollar Cost Averaging
Our automatic dollar cost averaging system allows you to transfer an established amount of money on a regular basis from the Guaranteed Interest Account (GIA) to one or more of the investment options. A minimum balance of $10,000 is required to be held in the GIA to enroll in the automatic dollar cost averaging program. The minimum amount that may be transferred from the GIA to an investment option in this way is $500. Only the GIA can be used as a source of the transfer. By transferring the same amount on a regular schedule instead of transferring the entire amount at one time, you may be less susceptible to the impact of market fluctuations. Automatic dollar cost averaging is only available during the accumulation phase. If you participate in automatic dollar cost averaging, the transfers made under the program are taken into account in determining any transfer fee. When automatic dollar cost averaging programs are effective, Asset Rebalancing programs will not be allowed.
Example
Assume that you want to move $1,000 each quarter from the GIA to another investment option over six quarters. You set up automatic dollar cost averaging and purchase Accumulation Units at the following values:

Quarter	Accumulation Unit Value	Units Purchased
1	$20.00	50
2	$10.00	100
3	$50.00	20
4	$25.00	40
5	$40.00	25
6	$20.00	50
You paid an average cost of only $21.05 per Accumulation Unit over six quarters, while the average market price was actually $27.50. By investing an equal amount of money each quarter, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high.
This example is for illustration purposes only.
Asset Rebalancing
After you allocate your money to investment options, the performance of the different investment options may cause the balances of those investment options to differ from your original allocations. At your direction, we will automatically rebalance your investment options to match the allocations on file at the time of enrollment in the asset rebalancing program. For example, if your selected percentages specified 20% of policy value allocated to the sub‑account investing in underlying Portfolio Company X, 70% of policy value allocated to the sub‑account investing in underlying Portfolio Company Y, and 10% of policy value allocated to the sub‑account investing in underlying Portfolio Company Z, and investment performance caused those allocations to change, we would

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rebalance back to those percentages. You must complete a new asset rebalancing form to change the allocations used to rebalance your account. Asset rebalancing is only available during the accumulation phase. If you participate in the asset rebalancing program, the transfers we make for you are taken into account in determining any transfer fee. When asset rebalancing programs are effective, automatic dollar cost averaging programs will not be allowed.
Frequent Purchases and Redemptions
Market timing policies and procedures are designed to address the excessive short-term trading of investment company securities that may be harmful to the remaining policy owners. Although market timing by policy owners is generally not illegal, we are aware that successful market timers may, in some circumstances, make profits at the expense of passive policy owners who engage in various long-term or passive investment strategies.
We have identified the possibility that policy owners may attempt to use market timing strategies in connection with Separate Account B, which includes variable investment options, as well as a fixed annuity account option. Market timing can be accomplished by switching back and forth between investment options. Market timing can make it very difficult for a Portfolio Company to manage an underlying portfolio’s investments. Frequent transfers may cause a Portfolio Company to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. For these reasons, the policy was not designed for persons who make programmed, large, or frequent transfers.
In light of the risk posed to policy owners and other portfolio investors by market timing, we reserve the right, at any time and without prior notice, to end, suspend or change the ability of policy owners to transfer assets between investment options, as allowed by state law, if we detect suspicious transfer activity. In furtherance of this general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

•	We assess a charge against policy owners who make transfers between investment options more than 12 times per year during the accumulation phase.

•	We only allow one transfer per year during the annuity phase (unless the policy owner has elected a fixed annuity option, in which case no transfers are allowed).

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We may impose specific restrictions on transactions for certain investment options, including, but not limited to, the ability to suspend or terminate the offering of an investment option, based on the transfer restriction policies of the underlying portfolios. We may do so to conform to any present or future restriction that is imposed by any portfolio available under this policy.

•	We do not accept telephone transactions.

•	We reserve the right to postpone payment from the Guaranteed Interest Account for a period of up to six months.

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We have adopted a policy requiring our personnel to maintain a record of all orders received between 2:45 p.m. and 3:00 p.m. Central Time pursuant to individual wire transfer contributions, walk‑in withdrawals, interfund transfer requests received by facsimile, and electronic transfers through our website. This record is reviewed monthly and any suspicious patterns are reported and subjected to additional review.

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If a policy owner attempts to avoid the restrictions on their ability to transfer among investment options by withdrawing funds and reinvesting, the policy owner will be assessed a withdrawal charge of up to 8% at the time of each withdrawal. While not designed specifically to discourage market timing activities, these expenses have a tendency to discourage them.

Although we may exercise our discretion on a case‑by‑case basis, we anticipate applying our policies regarding frequent purchases and redemptions uniformly in all cases, absent exceptional circumstances, including uniform application to trades that occur through omnibus accounts at any intermediaries. However, because we do retain the right to exercise our discretion on a case‑by‑case basis, certain policy owners may be able to successfully use market timing strategies in connection with Separate Account B.

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Although our transfer restrictions are designed to prevent excessive transfers, the restrictions are not capable of preventing every potential occurrence of excessive transfer activity, particularly with regard to electronic transfers. We continue to believe, however, that our transfer restrictions provide adequate protection to policy owners and other portfolio investors from the risks generally associated with market timing.
RECEIVING PAYMENTS FROM THE ANNUITY
Annuity Date
Any time after you invest in a policy, you can select an annuity date, which is the month and year in which you will begin receiving regular income payments (the annuity payments) from the policy. You must notify us of your desired annuity date at least 30 calendar days before you want to begin receiving annuity payments. You may change the annuity date by written request any time before the original annuity date. Any change must be requested at least 30 calendar days before the new annuity date.
The duration of your annuity phase will impact the amount of your annuity payments. Choosing an early annuity date may increase the duration of your annuity phase, which will decrease the amount of your annuity payments.
The earliest date you may request commencement of your annuity payments is 30 calendar days after we issue your annuity policy. The annuity date may not be later than your 85th birthday (or the annuitant’s 85th birthday, if you are not the annuitant) or the maximum date permitted under state law, whichever is earlier. The annuity date may not be later than the earliest of the distribution date required by (i) federal law, (ii) the policy owner’s tax‑qualified plan, or (iii) if applicable, state law.
Selecting an Annuity Option
The annuity options allow you to choose the form of annuity payments you receive. In order to receive annuity payments under an annuity option, you must give us notice of the annuity option of your choice at least 30 calendar days before the annuity date. If no option is selected, we will make annuity payments to you in accordance with Option 2 below. Prior to the annuity date, you may change the annuity option selected by written request. Any change must be requested at least 30 calendar days prior to the annuity date. If an option is based on life expectancy, we will require proof of the payee’s date of birth.
Annuity Payments
Annuity payments are paid in monthly installments unless you elect to receive them quarterly, semi-annually or annually. Electing to receive payments less frequently will increase the individual payment amount. However, the amount of the quarterly, semi-annual or annual installments will be actuarially equivalent (mathematically equivalent) to the monthly installment. Annuity payments can be made under Options 1, 2 or 3 on a variable basis (which means they will be based on the investment performance of the variable investment options) and/or on a fixed basis (which means they will come from the Guaranteed Interest Account). Payments under Option 4 can only come from the Guaranteed Interest Account (fixed annuity). Depending on your election, the value of your policy (adjusted for the policy maintenance fee and any taxes) will be applied to provide the annuity payment. If you choose a fixed annuity, your annuity payments with respect to the fixed annuity option will be based on the guaranteed interest rate stated in the policy issued, regardless of the actual performance of any of the variable investment options.
If you choose to have any portion of your annuity payments come from the variable investment options, the dollar amount of each of your monthly payments will depend upon three things:

•	the value of your policy in the variable investment options on the annuity date,

•	the assumed investment rate used in the annuity table for the policy, and

•	the performance of the portfolios that correspond with the sub‑accounts you selected.

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More than one assumed investment rate is available. You may select either a 1%, 3% or 5% annual rate of return as the assumed investment rate. If one is not chosen, the assumed investment rate will be 3%. If the actual net annual rate of return of your variable investment options exceeds your chosen assumed investment rate, your annuity payments will increase. Similarly, if the actual net annual rate of return of your variable investment options is less than your chosen assumed investment rate, your annuity payments will decrease. If you choose a higher assumed investment rate, your initial annuity payment will be higher. Subsequent payments will be only slightly higher when actual performance (less any deductions and expenses) is more than the assumed rate and will decrease more rapidly when actual performance (less any deductions and expenses) is less than the assumed rate. The amount of the first annuity payment will depend on the annuity option elected and the age of the annuitant at the time the first payment is due.
You can choose one of the following annuity options or any other annuity option acceptable to us. After annuity payments begin, you cannot change your annuity option and you will not be able to make withdrawals of account value amounts.

OPTION 1	Lifetime Only Annuity	We will make monthly payments during the life of the annuitant. If this option is elected, payments will stop when the annuitant dies.

OPTION 2	Lifetime Annuity with Guaranteed Periods	We will make monthly payments for the guaranteed period selected, and thereafter during the life of the annuitant. When the annuitant dies, any amounts remaining under the guaranteed period selected will be distributed to the beneficiary at least as rapidly as they were being paid as of the date of the annuitant’s death. The guaranteed period may be 10 years or 20 years.

OPTION 3	Joint and Survivor Annuity	We will make monthly payments during the joint lifetime of two people, usually spouses. Generally, when an annuity option is based on two lives instead of one, the amount of the monthly annuity income is less during the joint lifetime of the annuitants than it would be otherwise. Payments will continue during the lifetime of the survivor of those two people and will be computed on the basis of 100%, 66 2/3% or 50% of the annuity payment in effect originally. If the annuitants choose a reduced payment to the surviving annuitant, fixed annuity payments will be equal to 66 2/3% or 50%, as applicable, of the fixed annuity payment during the period while both annuitants were still living; while variable annuity payments will be determined using 66 2/3% or 50%, as applicable of the number of annuity units credited to the account as of the date of the death of the first annuitant.

OPTION 4	Period Certain	We will make monthly payments for a specified period. The specified period must be at least five years and cannot be more than 30 years. This option is available as a fixed annuity only. When the annuitant dies, any amounts remaining under the specified period selected will be distributed to the beneficiary at least as rapidly as they were being paid as of the date of the annuitant’s death.

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SURRENDERS AND WITHDRAWALS
You may withdraw cash from your account by redeeming all or part of the accumulation units in your account at any time during the accumulation phase, before we begin making annuity payments to you. After we begin making annuity payments, no withdrawals or redemptions may be made. Any partial withdrawal must be at least $250, although we may make exceptions for hardship. The redemption value of your account is equal to the value of the accumulation units in your account next computed after we receive the request for withdrawal on a form we accept. The withdrawal charge, the policy maintenance fee and any taxes due will be deducted from the amount withdrawn before you receive it. We will deduct a proportionate amount of the money you withdraw from each of your investment options. If you do not want the withdrawal to come from each of your investment options proportionately, you must specify the investment options from which the withdrawal is to be made, using a form we accept. We reserve the right to distribute the full amount of your account if, after a withdrawal, the value of your policy is less than $100, if permissible under the Internal Revenue Code of 1986, as amended. Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.
A withdrawal is a redemption of accumulation units. If accumulation units are redeemed, the number of accumulation units in your account will decrease. The reduction in the number of accumulation units will equal the amount withdrawn, divided by the applicable accumulation unit value next computed after we receive the withdrawal request. If you make a withdrawal request, and we receive your request prior to 3:00 p.m. Central Time, your withdrawal request will be processed on the same business day. Withdrawal requests received after 3:00 p.m. Central Time will be processed on the next business day. Withdrawal proceeds will be mailed or delivered by ACH direct deposit within seven calendar days of the date on which we receive your withdrawal request.
If you cancel your policy within 30 calendar days after receiving it, you will get a refund of either the amount you paid for your policy or the value of your policy, whichever is more. In the event of a refund, we determine the value of your policy on either the day we receive the policy at our home office or the day our agent receives the policy, whichever occurs earlier.
Restrictions exist concerning when you can withdraw money from a qualified plan referred to as a 403(b) Tax‑Deferred Annuity or 401(k) plan. For a more complete explanation, see “Taxes” and the related discussion in our Statement of Additional Information.
Systematic Withdrawal Program
After you have owned your policy for one year, you can participate in our systematic withdrawal program. If you participate in this program you cannot exercise the 10% free withdrawal option discussed elsewhere in this prospectus. If you withdraw more than the 10% free withdrawal amount using the systematic withdrawal program, you will incur a withdrawal charge. During the policy year in which systematic withdrawals begin, the 10% free withdrawal amount will be based on the value of your policy on the business day before you request systematic withdrawals. After your first year in the withdrawal program, the free withdrawal amount will be based on the value of your policy on the most recent policy anniversary. Systematic withdrawals can be made monthly, quarterly or semi‑annually. The $250 minimum withdrawal discussed above does not apply to withdrawals made under the systematic withdrawal program. For example, you could specify that $100 be withdrawn each quarter, and the $100 would be taken pro rata from your investment options automatically. We reserve the right to limit the terms and conditions under which systematic withdrawals can be elected and to stop offering any or all systematic withdrawals at any time. Income taxes and tax penalties may apply to systematic withdrawals.
Suspension of Payments or Transfers
We may be required to suspend or postpone payments or withdrawals or transfers for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading on the New York Stock Exchange is restricted;

•	an emergency exists as a result of which disposal of the fund shares is not reasonably practicable or we cannot reasonably value the fund shares; or

•	during any other period when, by order, the Securities and Exchange Commission permits such suspension or postponement for the protection of investors.

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We reserve the right to defer payment for a withdrawal or transfer from the Guaranteed Interest Account for the period permitted by law but not for more than six months.
BENEFITS AVAILABLE UNDER THE POLICY
The following table summarizes information about the benefits available under the policy.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Death Benefit	Transfer of the benefit of your policy upon the death of the annuitant for the benefit of the person or entity named as beneficiary.	Standard	None	• Withdrawals may significantly reduce the benefit.

Automatic Dollar Cost Averaging	Allows you to transfer an established amount of money on a regular basis from the Guaranteed Interest Account (GIA) to an investment option.	Standard	None
•  The minimum amount that may be transferred from the GIA to an investment option is $500.

•  Only the GIA can be used as a source of the transfer.

•  Only available during the accumulation phase.

•  A minimum balance of $10,000 is required to be held in the GIA to enroll in the program.

Asset Rebalancing	Allows you to have your investments rebalanced to your percentage allocation selection.	Standard	None	• Only available during the accumulation phase.

Systematic Withdrawal Program	Allows you to receive periodic withdrawals.	Standard	None
•  Program available after first policy year.

•  Withdrawal charge applies to amounts withdrawn over the 10% free withdrawal.

•  Withdrawals may occur on a monthly, quarterly, semi-annual, or annual basis.

•  We reserve the right to limit the terms and conditions under which systematic withdrawals can be elected and to stop offering any or all systematic withdrawals at any time.

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Death Benefit Amount Before Annuity Date
In the event of death prior to the annuity date, the amount of the death benefit will be the greater of: (1) the purchase payments you have made, less any amounts withdrawn and any applicable withdrawal charges; or (2) the value of the policy minus the policy maintenance charge and taxes, if any, determined on the business day we receive proof of death.
Death of Owner Before Annuity Date
If you die before the annuity date, the death benefit will be paid to the beneficiary. If you and your spouse are joint owners, when a joint owner spouse dies, the surviving joint owner spouse, if any, will be treated as the primary beneficiary. Any other person designated as a beneficiary at the time of death will be treated as a contingent beneficiary. References to “beneficiary” in this section refer, first, to a surviving spouse joint owner, if any, and second, to another designated beneficiary.
If you die before the annuity date, the beneficiary must designate the manner in which the death benefit will be paid. A non‑spouse beneficiary must select from the death benefit payment options set forth below, and any portion of the death benefit not applied under an annuity option must be distributed within five years of the date of death:

•	lump sum payment;

•	payment of the entire death benefit within five years of the date of your death; or

•	payment of the death benefit under an annuity option, beginning within one year of your death, for a period not to exceed the life expectancy of the beneficiary.
If the beneficiary is your spouse, he or she may choose to continue the policy in his or her own name at the current value of the policy or select one of the following death benefit payment options:

•	lump sum payment; or

•	apply the death benefit to an annuity option.
If the deceased owner was also the annuitant, and the spousal beneficiary continues the policy or applies the death benefit to an annuity option, the spousal beneficiary will become the new annuitant.
If a lump sum payment is requested by the beneficiary, we will pay the amount within seven calendar days of receipt of proof of death and receipt of the election of payment option, unless the suspension or deferral of payments provision is in effect. The beneficiary may designate a death benefit payment option (other than a lump sum payment) only during the first 60 calendar days after we receive proof of death. If the beneficiary does not select a payment option during that 60‑day period, the death benefit will be paid in a lump sum.
Death of Owner After the Annuity Date
If you are not the annuitant, and you die during the annuity period, any remaining payments under the annuity option elected will continue at least as rapidly as they were being paid at your death. When any owner dies during the annuity period, the beneficiary becomes the owner. Upon the death of any joint owner during the annuity period, the surviving joint owner, if any, will be treated as the primary beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary.
Death of Annuitant Before the Annuity Date
If you are not the annuitant, and the annuitant dies before the annuity date, the death benefit will be paid to the beneficiary in a lump sum within five years of the date of death. If the owner is not an individual (e.g., the owner is a corporation), the death of the annuitant will be treated as the death of the owner.
Death of Annuitant After the Annuity Date
If the annuitant dies on or after the annuity date, the death benefit, if any, will be as set forth in the annuity option elected. Death benefits will be paid at least as rapidly as they were being paid at the annuitant’s death.

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LOANS
If your employer’s plan allows, we may make a loan to you at any time before you begin receiving annuity payments; however, we will not make any loans during your first policy year. The value of your policy in the Guaranteed Interest Account serves as the security for the loan. If the loan amount exceeds the value of your policy in the Guaranteed Interest Account, we will withdraw amounts from your other sub‑accounts on a pro rata basis, based on your investment allocations, and transfer such amounts to the Guaranteed Interest Account to cause the value of your policy in the Guaranteed Interest Account to be equal to the loan amount. Amounts in the Guaranteed Interest Account earn interest daily at an annual rate equal to the guaranteed minimum interest rate described in the policy. The loan cannot be more than $50,000 or one‑half of the value of your policy, whichever is smaller. Under certain circumstances, the $50,000 limit may be reduced. The minimum loan we will make is $1,000. We can change this amount at our discretion.
We charge an annual interest rate of 5% on any loans that you take against your policy. The loan will be amortized over a term not to exceed five years with fixed payments due monthly, beginning on the calendar month following the execution of the loan agreement, on the applicable payment date. You may not make withdrawals while you have an outstanding loan against your policy. You may prepay your loan at any time without penalty.
If you fail to make a loan payment within 90 calendar days after the payment due date, the loan will be in default. Upon default, the outstanding principal balance of your loan plus accrued and unpaid interest thereon will become immediately due and payable and will be treated as taxable income to you for the tax year of the default. Satisfaction of any unpaid loan principal balance plus accrued and unpaid interest from the Guaranteed Interest Account will only occur when you qualify for a plan distribution under the federal tax guidelines. If the loan is in default and you do not yet qualify for a distribution to satisfy the outstanding loan principal and interest balance due, the loan will continue to accrue interest (but such interest accruals will not result in additional deemed distributions). Any amounts which may become taxable will be reported as plan distributions and will be subject to income tax and tax penalties, if applicable. There are special repayment guidelines available to you for personal or military leave. If a leave of absence is anticipated, you should contact us for assistance.
Upon your death, any outstanding loan balance not yet reported to you as income will become taxable income to your estate. The beneficiary will receive the death benefit reduced by the loan balance. If annuity payments begin while there is an outstanding loan, the value of the Guaranteed Interest Account will be reduced by the loan balance.
For specific tax treatment regarding certain types of loans, please refer to the “Taxes” section immediately below.
TAXES
The following general tax discussion is not intended as tax advice. You should consult your own tax advisor about your personal circumstances. American Fidelity Assurance Company does not guarantee the tax status of the policies. Purchasers bear the complete risk that the policies may not be treated as “Annuity Contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.
Annuity Policies in General
Section 72 of the Internal Revenue Code of 1986, as amended (the “Code”) governs the taxation of annuities. It generally provides that you will not be taxed on any increase in the value of your policy until a distribution occurs – either as a lump sum payment or as annuity payments.
When a non‑natural person, such as a corporation or certain other entities other than tax‑qualified trusts, owns the policy, it will generally not be treated as an annuity for tax purposes. This means that any increase in the value of such a policy may be taxed as ordinary income every year.

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If you purchase a policy under a retirement plan (“Qualified Plan”) that receives favorable tax treatment under the Code, your policy is referred to as a qualified plan policy. Examples of qualified plans are 401(a) pension and profit-sharing plans, 401(k) plans, and 403(a) qualified pension, profit-sharing or annuity plans, 403(b) tax‑deferred annuity plans, H.R. 10 Plans (sometimes referred to as Keogh plans) and Individual Retirement Annuities, including Roth IRAs and Tax Deferred Annuities. Qualified Plans may be used by corporations, partnerships and self-employed individual. Benefits under a Qualified Plan may be subject to the terms and conditions of the Qualified Plan regardless of the terms and conditions of the contracts issued pursuant to the plan.
If you do not purchase the policy under a qualified plan, your policy is referred to as a non‑qualified policy.
Non‑Qualified Policies
Tax Treatment of Withdrawals, Surrenders and Distributions
The cost basis of a non‑qualified policy is generally the sum of the purchase payments for the policy. The taxpayer will generally have to include in income the portion of any payment from a non‑qualified policy that exceeds the portion of the cost basis (or principal) of the policy which is allocable to such payment. The difference between the cost basis and the value of the non‑qualified policy represents the increase in the value of the policy. The taxable portion of a payment from a non‑qualified policy is generally taxed at the taxpayer’s marginal income tax rate.
Partial Withdrawals. A partial withdrawal refers to a withdrawal from a non‑qualified policy that is less than its total value and that is not paid in the form of an annuity. Usually, a partial withdrawal of the value of a non‑qualified policy will be treated as coming first from earnings (which represent the increase in the value of the policy). This portion of the withdrawal will be included in the taxpayer’s income. After the earnings portion is exhausted, the remainder of the partial withdrawal will be treated as coming from the taxpayer’s principal in the policy (generally the sum of the purchase payments). This portion of the withdrawal will not be included in income.
Surrenders. If a taxpayer surrenders a non‑qualified policy and receives a lump sum payment of its entire value, the portion of the payment that exceeds the taxpayer’s then remaining cost basis in the policy will be included in income. The taxpayer will not include in income the part of the payment that is equal to the cost basis.
Tax Treatment of Annuity Payments
If a taxpayer receives annuity payments from a non‑qualified policy, a fixed portion of each payment is generally excludable from income as a tax‑free recovery of cost basis in the policy and the balance is included in income. The portion of the payment that is excludable from income is determined under detailed rules provided in the Code (which in general terms determine such excludable amount by dividing the cost basis in the policy at the time the annuity payments begin by the expected return under the policy). If the annuity payments continue after the cost basis has been recovered, the additional payments will generally be included in full in income.
Penalty Tax on Distributions
Generally, a penalty equal to 10% of the amount of any payment that is includable in the taxpayer’s income will apply to any distribution received from a non‑qualified policy in addition to ordinary income tax. This 10% penalty will not apply, however, if the distribution meets certain other exceptions which may apply under Section 72 of the Code.
Required Distributions
Generally, if the owner/annuitant dies before annuity payments begin, the amounts accumulated under the non‑qualified policy either must be distributed within five years of death or must begin to be paid within one year of death under a method that will pay the entire value of the policy over the life (or life expectancy) of the beneficiary under the policy. However, if the owner’s spouse is the beneficiary under the policy, these rules involving required distributions in the event of death will be applied as if the surviving spouse had been the original owner of the policy. If the owner/annuitant dies after annuity payments have begun, payments generally must continue at least as rapidly as under the method in effect at death (unless such method provides that payments stop at death).

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Payments under the policy made in the form of an annuity are taxable at ordinary income rates to the extent they exceed the portion of your investment in the contract that is allocated to the payment. The portion of the payment which is allocated to your investment is referred to as the “Exclusion Ratio”. It is determined at the time your policy is converted into an annuity for distribution by dividing your total investment by the total of the annuity payments expected to be made under your policy. Once you have recovered your entire investment in the policy all payments are fully taxable.
The policy provides that when the annuitant dies prior to the annuity date, a death benefit will be paid to the person designated as the beneficiary. If the owner of the policy is not the annuitant, such payments made when the annuitant dies do not qualify for the death of owner exception described above, and will be subject to the 10% tax penalty unless the beneficiary is 59 1⁄2 years old or one of the other exceptions to the penalty applies.
Medicare Tax
Distributions from nonqualified annuity policies are considered “investment income” for purposes of the Medicare tax on investment income of high income individuals. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts. You should consult a tax adviser if this additional tax may apply to you.
Policies Owned By Other Than Natural Persons
Under Section 72(u) of the Code, the investment earnings on purchase payments for the policies will be taxed currently to the owner if the owner is a non‑natural person, e.g., a corporation or certain other entities. Such policies generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to policies held by a trust or other entity as an agent for a natural person nor to policies held by qualified plans. Purchasers should consult their own tax counsel or other tax advisor before purchasing a policy to be owned by a non‑natural person.
Income Tax Withholding
Distributions or the portion thereof which is includible in the gross income of the owner may be subject to federal income tax withholding.
Qualified Plan Policies
Special Tax Treatment for Lump Sum Distributions from Qualified Plans. If the taxpayer receives an amount from a Qualified Plan issued pursuant to a qualified plan policy and the distribution qualifies as a lump sum distribution under the Code, the portion of the distribution that is included in income may be eligible for special tax treatment. The plan administrator should provide the taxpayer with information about the tax treatment of a lump sum distribution at the time the distribution is made.
Special Rules for Distributions that are Rolled Over. Special rules apply to a distribution from a contract that relates to a Qualified Plan Contract or a rollover IRA Contract if the distribution is properly rolled over to another Qualified Plan or a traditional IRA directly from a Qualified Plan or within 60 days of receipt from a Qualified Plan policy in accordance with the provisions of the Code.
These special rules allow for the rollover to occur without taxation but only apply to distributions that qualify as “eligible rollover distributions” under the Code.

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Distributions in the Form of Annuity Payments. If any distribution from a Qualified Plan Contract is made in the form of annuity payments (and is not eligible for rollover or is not in any event rolled over), a fixed portion of each payment is generally excludable from income for federal income tax purposes to the extent it is treated as allocable to the taxpayer’s “after‑tax” contributions to the contract (and any other cost basis in the contract). To the extent the annuity payment exceeds such portion, it is includable in income. The portion of the annuity payment that is excludable from income is determined under detailed rules provided in the Code. If the annuity payments continue after all excludable amounts have been paid, such additional payments will generally be fully included in income.
Penalty Tax on Withdrawals prior to age 59 1⁄2. Generally, there is a penalty tax equal to 10% of the portion of any payment prior to age 59 1⁄2 from a Qualified Plan Contract that is included in income unless the withdrawal is by reason of death, disability, or as part of a series of payments for life or life expectancy following a separation from service or other exceptions which may apply.
Required Distributions. A Qualified Plan or IRA Contract (other than a Roth IRA) must meet certain rules concerning required distributions that are set forth in the Code including:

•
For Qualified Plans, required distributions generally must start by April 1 of the calendar year following the later of the calendar year in which the taxpayer reaches age 72 (73 for individuals who turn 72 after December 31, 2022 and age 73 before January 1, 2033; 75 for individuals who turn 74 after December 31, 2032) or the calendar year in which the taxpayer retires;

•
For IRA Contracts (other than a Roth IRA), required distributions generally must start by April 1 of the calendar year following the calendar year in which the taxpayer reaches age 72 (73 for individuals who turn 72 after December 31, 2022 and age 73 before January 1, 2033; 75 for individuals who turn 74 after December 31, 2032); and

•	When distributions are required under the Code, a certain minimum amount, determined under the Code, must be distributed each year.
In addition, other rules apply under the Code to determine when and how required minimum distributions must be made in the event of the taxpayer’s death. The applicable plan documents will contain such rules.
Tax‑Deferred Annuities Used Under 403(b) Plans
The Code limits the withdrawal of purchase payments made by owners from certain tax‑deferred annuities used to fund 403(b) plans. Withdrawals can only be made when an owner:

•	reaches age 59 1⁄2;

•	leaves his/her job;

•	dies; or

•	becomes disabled (as that term is defined in the Code).
A withdrawal may also be made in the case of hardship, if allowed by the plan. Hardship distributions can be made from employer contributions as well as earnings on contributions. Additionally, a withdrawal may be made in situations to which Section 72(t)(2)(G) of the Code applies (regarding individuals called to active military duty).
Multiple IRA Contracts
For purposes of determining the tax consequences of any distributions made pursuant to IRAs, SEPs and salary reduction SEPs (“IRA Contracts”), all IRA Contracts are treated as one contract and all distributions during a taxable year are treated as one distribution.
Tax Treatment of Assignments
Contracts issued pursuant to Qualified Plans generally may not be assigned. The assignment or pledge of an IRA Contract or non‑qualified policy may be a taxable event. The owner of a contract should consult competent tax advisers before assigning or pledging the contract.

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Roth Contributions
Qualified distributions from designated Roth accounts are free from federal income tax. A qualified distribution requires that an individual has held the designated Roth account for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1⁄2 or on the individual’s death, disability, or hardship event. The 10% penalty tax and the regular exceptions to the 10% penalty tax apply to taxable distributions from a Roth account. Amounts may be rolled over from an individual’s designated Roth account to another designated Roth account or a Roth IRA established for the individual.
Currently, we do not permit designated Roth contributions to this policy. However, we may permit policy owners to make Roth contributions in the future.
Individual Retirement Annuities
Under applicable limitations, certain amounts may be contributed to an “Individual Retirement Annuity” (“IRA”) which may be deductible from the individual’s gross income. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Under certain conditions, distributions from other IRAs and other qualified plans may be rolled over or transferred on a tax‑deferred basis into an IRA. Purchasers of policies to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.
Roth IRAs
Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1⁄2; on the individual’s death or disability; or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual or any child, grandchild, or ancestor of such individual or the individual’s spouse. Any distribution that is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.
Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non‑Roth IRA to a Roth IRA. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution.
Purchasers of policies to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.
Tax‑Deferred Annuities/Loans
If a policy is issued pursuant to a 403(b) Tax‑Deferred Annuity, the owner may take a loan under the policy if the employer’s plan allows, at any time before annuity payments begin. However, no loans will be made during the first policy year. The security for the loan will be the value of the policy invested in the Guaranteed Interest Account. The loan cannot be more than the lesser of $50,000 or one‑half of the value of the policy. Under certain circumstances, the $50,000 limit may be reduced. The minimum loan amount is $1,000 (which can be changed at our discretion). You may not make withdrawals while you have an outstanding loan against your policy.
A loan is treated as a distribution for tax purposes to the extent the loan amount exceeds the lesser of: (1) the greater of 50% of the Owner’s vested account balance or $10,000; or (2) $50,000, reduced by the Owner’s highest outstanding loan balance during the preceding 12‑month period. If all or a portion of a loan is treated as a distribution, any amounts which are treated as distributions may become taxable and will be subject to income tax and penalties, if applicable.

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Tax Deferred Annuities/Trustee to Trustee Transfers to Purchase Permissive Service Credit
If a policy is issued pursuant to a 403(b) Tax‑Deferred Annuity, the owner may direct a trustee‑to‑trustee transfer to a defined benefit governmental plan to purchase permissive service credit with the governmental defined benefit plan.
LEGAL PROCEEDINGS
There are no pending material legal proceedings affecting us, Separate Account B or American Fidelity Securities, Inc.
FINANCIAL STATEMENTS
Our financial statements and Separate Account B’s financial statements are included in our Statement of Additional Information.

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APPENDIX: PORTFOLIO COMPANIES AVAILABLE UNDER THE CONTRACT
The following is a list of Portfolio Companies available under the policy. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at https://americanfidelity.com/support/annuities/p‑1. You can also request this information at no cost by calling 1.800.662.1113 x8840 or by sending an email request to va.help@americanfidelity.com.
The current expenses and performance information below reflects fee and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.

Type/Investment Objective	Portfolio Company and Adviser/Sub adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Years	10 Years
Stock/Income and Growth	American Funds Insurance Series® Washington Mutual Investors Fund SM [1]* Adviser: Capital Research and Management CompanySM Sub adviser: None	0.25%	19.40%	12.47%	10.54%
Stock/International Growth Fund	American Funds Insurance Series® International Fund* Adviser: Capital Research and Management CompanySM Sub adviser: None	0.53%	3.40%	1.48%	4.27%
Stock Index Fund	BNY Mellon Stock Index Fund, Inc.** Investment Adviser: BNY Mellon Investment Advisor, Inc. Sub‑Investment Adviser: Mellon Investments Corporation (Index Provider)	0.27%	24.67%	14.21%	12.81%

1
The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2026. The waiver may only be modified or terminated with the approval of the fund’s board.

*	Class 1 Shares.
**	Initial Share Class.

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Stock/Small Blend Fund	BNY Mellon Variable Investment Fund Opportunistic Small Cap Portfolio[2]** Investment Adviser: BNY Mellon Investment Adviser, Inc. Sub Investment Adviser: Newton Investment Management North America, LLC	0.74%	4.62%	5.89%	6.47%
Large Blend Fund	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. ** Investment Adviser: BNY Mellon Investment Adviser, Inc. Sub Investment Adviser: Newton Investment Management Limited	0.67%	24.89%	13.46%	11.52%
Balanced Fund	Vanguard® Variable Insurance Fund Balanced Portfolio Adviser: Wellington Management Company, LLP Sub adviser: None	0.20%	14.80%	8.18%	8.37%
Stock/Growth Fund	Vanguard® Variable Insurance Fund Capital Growth Portfolio Adviser: PRIMECAP Management Company Sub adviser: None	0.34%	13.41%	11.86%	12.37%

[2]
The fund’s investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed to waive receipt of a portion of its management fee in the amount of .10% of the value of the fund’s average daily net assets until May 1, 2026. On or after May 1, 2026, BNY Mellon Investment Adviser, Inc. may terminate this waiver agreement at any time.

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Stock/Mid‑Cap Index Fund	Vanguard® Variable Insurance Fund Mid‑Cap Index Portfolio Adviser: The Vanguard Group, Inc. Sub adviser: None	0.17%	15.08%	9.70%	9.41%
Bond/Index Fund	Vanguard® Variable Insurance Fund Total Bond Market Index Portfolio Adviser: The Vanguard Group, Inc. Sub adviser: None	0.14%	1.24%	(0.39)%	1.25%
Stock/Index Fund	Vanguard® Variable Insurance Fund Total Stock Market Index Portfolio Adviser: The Vanguard Group, Inc. Sub adviser: None	0.13%	23.71%	13.67%	12.37%

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To learn more about the variable annuity and Separate Account B, you should read our Statement of Additional Information dated May 1, 2025, as amended or supplemented, which is incorporated by reference into this Prospectus. The Statement of Additional Information is available, without charge, upon request. You can view a copy of the Statement of Additional Information online at https://americanfidelity.com/support/annuities/p‑1 or you can request a copy by calling 1.800.662.1113 x8840 or by sending an email request to va.help@americanfidelity.com.
Reports and other information about the Registrant are available on the Securities Exchange Commission website at http://www.sec.gov. Copies of the information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

ANN‑159	EDGAR Contract No.: C000027247

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AF Advantage® Variable Annuity

issued by

American Fidelity Separate Account B

and

American Fidelity Assurance Company

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2025

This is Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to the prospectus for the AF Advantage® Variable Annuity dated the same day as the SAI. The Prospectus contains information that a prospective investor should know before investing. For a copy of the Prospectus,

call us at:	e-mail us at:
1.800.662.1113 x8840	va.help@americanfidelity.com

GENERAL INFORMATION AND HISTORY

American Fidelity Assurance Company, which was organized in Oklahoma in 1960, is a wholly owned subsidiary of American Fidelity Corporation, an insurance holding company. American Fidelity Assurance Company is licensed to conduct life, annuity and accident and health insurance business in 49 states, the District of Columbia, Guam, American Samoa and Puerto Rico.

American Fidelity Assurance Company established Separate Account B as a separate account under Oklahoma insurance law in 1996 to hold the assets that underlie the AF Advantage® Variable Annuity policies. Separate Account B is registered with the SEC as a unit investment trust under the Investment Company Act of 1940; its inception date is October 27, 1997. The Separate Account is divided into multiple sub-accounts.

The stock of American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises A Limited Partnership, an Oklahoma limited partnership. William M. Cameron and Lynda L. Cameron each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises A Limited Partnership, through their respective trusts.

NON-PRINCIPAL RISKS OF INVESTING IN THE AF Advantage® VARIABLE ANNUITY

The non-principal risks of investing in the AF Advantage® Variable Annuity are described in the prospectus.

ANNUITY PROVISIONS

Variable Annuity Payout

An owner may elect a variable annuity payout. Variable annuity payments reflect the investment performance of the underlying portfolios in accordance with the allocation of the value of the policy to the variable annuity options during the annuity period. Variable annuity payments are not guaranteed as to dollar amount.

American Fidelity Assurance Company will determine the number of annuity units payable for each payment by dividing the dollar amount of the first annuity payment by the annuity unit value for each applicable sub-account on the annuity date. This sets the number of annuity units for each applicable sub-account. The number of annuity units payable remains the same unless an owner transfers a portion of the annuity benefit to another variable investment option or to the fixed annuity option. The dollar amount is not fixed and will change from month to month, depending on the annuity unit value.

The dollar amount of the variable annuity payments for each applicable sub-account after the first payment is determined by multiplying the fixed number of annuity units per payment in each sub-account by the annuity unit value for the last valuation period of the month preceding the month for which the payment is due. This result is the dollar amount of the payment for each applicable sub-account. The total dollar amount of each variable annuity payment is the sum of all variable annuity payments reduced by the applicable portion of the policy maintenance charge.

Variable Annuity Unit

The value of an annuity unit for each sub-account was arbitrarily set initially at $10. The annuity unit value at the end of any subsequent valuation period is determined as follows:

•	The net investment factor for the current valuation period is multiplied by the value of the annuity unit for the sub-account for the immediately preceding valuation period; and

•	The result is then divided by the assumed investment rate factor which equals 1.00 plus the assumed investment rate for the number of days since the preceding valuation date.

An owner can choose either a 1%, 3%, or 5% assumed investment rate. If one is not chosen, the assumed investment rate will be 3%.

The assumed investment rate is the assumed rate of return used to determine the first annuity payment for a variable annuity option. A higher assumed investment rate will result in a higher first payment; whereas, choosing a lower assumed investment rate will result in a lower first payment. Payments will increase whenever the actual net annual rate of return exceeds the assumed investment rate and payments will decrease whenever the actual net annual rate of return is less than the assumed investment rate.

Fixed Annuity Payout

The dollar amount of each fixed annuity payment will not vary. The guaranteed annuity payment is based on the guaranteed interest rate stated in the policy issued.

OFFERING OF THE AF Advantage® VARIABLE ANNUITY

American Fidelity Separate Account B offers the AF Advantage® Variable Annuity primarily to public school educators in grades K-12 (including school administrators and staff) in order to address their retirement savings and other insurance product needs. This is accomplished by our sales representatives meeting directly with such educators.

UNDERWRITER

American Fidelity Securities, Inc., a wholly owned subsidiary of American Fidelity Assurance Company, is the principal underwriter for the annuity policies and acts as the distributor of the policies. The policies are offered on a continuous basis. The aggregate underwriting commissions paid to and retained by American Fidelity Securities in connection with Separate Account B for 2024, 2023, and 2022 were $2,197,164, $1,852,656, and $1,786,475, respectively.

CUSTODIAN, INDEPENDENT AUDITOR AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The name and address of the person who maintains physical possession of the accounts, books and other documents of American Fidelity Separate Account B required by Section 31(a) of the Investment Company Act of 1940 is set forth in Separate Account B’s most recent report on Form N-CEN.

The financial statements of American Fidelity Separate Account B, included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report and the statutory-basis financial statements of American Fidelity Assurance Company included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent auditor, as stated in their report. The address of Deloitte & Touche LLP is 100 N. Broadway Avenue, Suite 2340, Oklahoma City, Oklahoma 73102.

INVESTMENT CONSULTANT

InvesTrust Consulting, LLC, 5100 N. Classen Blvd., Suite 600, Oklahoma City, Oklahoma 73118, acts as an investment consultant for the registrant and American Fidelity Assurance Company. Under the Investment Consultant Agreement, from time to time, InvesTrust Consulting, LLC provides certain reports and information to Separate Account B and American Fidelity Assurance Company. InvesTrust Consulting, LLC is an indirect subsidiary of American Fidelity Corporation, which owns 100% of American Fidelity Assurance Company.

American Fidelity Assurance Company, the separate account’s depositor, pays any compensation payable to InvesTrust Consulting, LLC for services provided to Separate Account B. InvesTrust Consulting received $373,662, $295,753, and $281,608 for services provided to Separate Account B in 2024, 2023, and 2022, respectively.

LEGAL OPINION

McAfee & Taft A Professional Corporation, Oklahoma City, Oklahoma, has provided advice on certain matters relating to the federal securities and income tax laws in connection with the policies.

FINANCIAL STATEMENTS

Following are the financial statements of Separate Account B and the financial statements and schedules of American Fidelity Assurance Company. The financial statements of American Fidelity Assurance Company should be considered only as bearing upon the ability of American Fidelity Assurance Company to meet its obligations under the policies; they should not be considered as bearing on the investment performance of the assets held in Separate Account B.

AMERICAN FIDELITY SEPARATE ACCOUNT B

Financial Statements

December 31, 2024

(With Report of Independent Registered Public Accounting Firm Thereon)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of American Fidelity Assurance Company and Contract Owners of American Fidelity Separate Account B.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Sub-Accounts listed in Appendix A of American Fidelity Separate Account B (the “Separate Account”) of American Fidelity Assurance Company (the “Company”) comprising each of the individual Sub-Accounts listed in Appendix A, as of December 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Sub-Accounts constituting the Separate Account as of December 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2024, by correspondence with the underlying mutual funds. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Oklahoma City, Oklahoma
February 27, 2025

We have served as the Company’s auditor since 2020.

1

American Fidelity Separate Account B of American Fidelity Assurance

Company Report of Independent Registered Public Accounting Firm

Appendix A

Sub-Account	Statement of Assets and Liabilities as of	Statement of Operations for the	Statement of Changes in Net Assets for	Financial Highlights for
American Fund International	December 31, 2024	Year Ended December 31, 2024	Each of the two years in the period Ended December 31, 2024	Each of the five years in the period Ended December 31, 2024

American Washington Mutual Investors	December 31, 2024	Year Ended December 31, 2024	Each of the two years in the period Ended December 31, 2024	Each of the five years in the period Ended December 31, 2024

BNY Mellon Stock Index	December 31, 2024	Year Ended December 31, 2024	Each of the two years in the period Ended December 31, 2024	Each of the five years in the period Ended December 31, 2024

BNY Mellon Sustainable US Equity	December 31, 2024	Year Ended December 31, 2024	Each of the two years in the period Ended December 31, 2024	Each of the five years in the period Ended December 31, 2024

BNY Mellon Opportunistic Small Cap	December 31, 2024	Year Ended December 31, 2024	Each of the two years in the period Ended December 31, 2024	Each of the five years in the period Ended December 31, 2024

Vanguard Total Bond Market Index	December 31, 2024	Year Ended December 31, 2024	Each of the two years in the period Ended December 31, 2024	Each of the five years in the period Ended December 31, 2024

Vanguard Balanced	December 31, 2024	Year Ended December 31, 2024	Each of the two years in the period Ended December 31, 2024	Each of the five years in the period Ended December 31, 2024

Vanguard Capital Growth	December 31, 2024	Year Ended December 31, 2024	Each of the two years in the period Ended December 31, 2024	Each of the five years in the period Ended December 31, 2024

Vanguard Total Stock Index	December 31, 2024	Year Ended December 31, 2024	Each of the two years in the period Ended December 31, 2024	Each of the five years in the period Ended December 31, 2024

Vanguard Mid Cap Index	December 31, 2024	Year Ended December 31, 2024	Each of the two years in the period Ended December 31, 2024	Each of the five years in the period Ended December 31, 2024

2

AMERICAN FIDELITY SEPARATE ACCOUNT B

Statements of Assets and Liabilities

December 31, 2024

	Segregated Subaccounts
	American Fund International	American Washington Mutual Investors*	BNY Mellon Stock Index	BNY Mellon Sustainable US Equity	BNY Mellon Opportunistic Small Cap
Investments:
American Fund International (2,928,884 shares at net asset value of $17.84 per share) (cost $55,009,398)	$52,251,288	$—	$—	$—	$—
American Washington Mutual Investors (6,621,432 shares at net asset value of $16.86 per share) (cost 86,065,910)	—	111,637,344	—	—	—
BNY Mellon Stock Index (3,967,026 shares at net asset value of $79.76 per share) (cost $190,546,732)	—	—	316,410,020	—	—
BNY Mellon Sustainable US Equity (1,413,334 shares at net asset value of $55.51 per share) (cost $50,454,307)	—	—	—	78,454,149	—
BNY Mellon Opportunistic Small Cap (2,535,394 shares at net asset value of $43.56 per share) (cost $101,416,097)	—	—	—	—	110,441,766

Total assets	$52,251,288	$111,637,344	$316,410,020	$78,454,149	$110,441,766
Total liabilities	—	—	—	—	—

Net assets	$52,251,288	$111,637,344	$316,410,020	$78,454,149	$110,441,766

Accumulation units outstanding	4,142,811	6,006,612	5,007,913	1,634,629	8,693,853
Accumulation unit value	$12.613	$18.586	$63.182	$47.995	$12.703

See accompanying notes to financial statements.

*	See Note 1(b) for name change

(Continued)

3

AMERICAN FIDELITY SEPARATE ACCOUNT B

Statements of Assets and Liabilities

December 31, 2024

	Segregated Subaccounts
	Vanguard Total Bond Market Index	Vanguard Balanced	Vanguard Capital Growth	Vanguard Total Stock Index	Vanguard Mid Cap Index
Investments:
Vanguard Total Bond Market Index (3,483,087 shares at net asset value of $10.46 per share) (cost $39,790,162)	$36,433,087	$—	$—	$—	$—
Vanguard Balanced (7,152,818 shares at net asset value of $24.77 per share) (cost $159,151,945)	—	177,175,290	—	—	—
Vanguard Capital Growth (3,667,919 shares at net asset value of $50.94 per share) (cost $136,630,043)	—	—	186,843,807	—	—
Vanguard Total Stock Index (3,297,979 shares at net asset value of $56.16 per share) (cost $137,965,816)	—	—	—	185,214,515	—
Vanguard Mid Cap Index (3,332,578 shares at net asset value of $26.84 per share) (cost $76,380,348)	—	—	—	—	89,446,390

Total assets	$36,433,087	$177,175,290	$186,843,807	$185,214,515	$89,446,390

Total liabilities	—	—	—	—	—

Net assets	$36,433,087	$177,175,290	$186,843,807	$185,214,515	$89,446,390

Accumulation units outstanding	2,788,935	4,981,870	3,185,007	6,741,835	4,175,416
Accumulation unit value	$13.063	$35.564	$58.664	$27.472	$21.422

See accompanying notes to financial statements.

4

AMERICAN FIDELITY SEPARATE ACCOUNT B

Statements of Operations

Year ended December 31, 2024

	Segregated Subaccounts
	American Fund International	American Washington Mutual Investors*	BNY Mellon Stock Index	BNY Mellon Sustainable US Equity	BNY Mellon Opportunistic Small Cap
Net investment income (loss):
Investment income distribution from underlying mutual fund	$770,572	$1,944,930	$3,428,294	$388,047	$734,076
Less expenses:
Mortality and risk	645,861	1,324,439	3,662,577	923,352	1,354,396
Administration	77,503	158,933	439,509	110,802	162,528
Distribution	51,668	105,955	293,006	73,868	108,352

Total expenses	775,032	1,589,327	4,395,092	1,108,022	1,625,276

Net investment income (loss)	(4,460)	355,603	(966,798)	(719,975)	(891,200)

Realized gains on investments:
Realized gains distributions from underlying mutual fund	—	841,011	17,966,710	461,961	—
Proceeds from sales	918,898	5,182,862	12,131,640	3,440,242	4,681,453
Cost of investments sold	917,829	4,160,876	7,704,480	2,384,093	4,370,389

Net realized gains on investments sold	1,069	1,021,986	4,427,160	1,056,149	311,064

Net realized gains on investments	1,069	1,862,997	22,393,870	1,518,110	311,064

Unrealized appreciation (depreciation) on investments, end of year	(2,758,110)	25,571,434	125,863,288	27,999,842	9,025,669
Unrealized appreciation (depreciation) on investments, beginning of year	(3,425,487)	10,913,905	88,387,809	14,043,959	5,142,056

Change in unrealized appreciation (depreciation) on investments	667,377	14,657,529	37,475,479	13,955,883	3,883,613

Net increase in net assets from operations	$663,986	$16,876,129	$58,902,551	$14,754,018	$3,303,477

See accompanying notes to financial statements.

*	See Note 1(b) for name change

(Continued)

5

AMERICAN FIDELITY SEPARATE ACCOUNT B

Statements of Operations

Year ended December 31, 2024

	Segregated Subaccounts
	Vanguard Total Bond Market Index	Vanguard Balanced	Vanguard Capital Growth	Vanguard Total Stock Index	Vanguard Mid Cap Index
Net investment income (loss):
Investment income distribution from underlying mutual fund	$945,352	$3,776,566	$1,968,410	$2,042,488	$1,114,788
Less expenses:
Mortality and risk	437,385	2,088,182	2,258,305	2,097,268	1,032,185
Administration	52,487	250,582	270,996	251,672	123,862
Distribution	34,991	167,055	180,664	167,782	82,575

Total expenses	524,863	2,505,819	2,709,965	2,516,722	1,238,622

Net investment income (loss)	420,489	1,270,747	(741,555)	(474,234)	(123,834)

Realized gains (losses) on investments:
Realized gains distributions from underlying mutual fund	—	8,167,989	3,597,966	11,197,700	929,079
Proceeds from sales	2,810,392	18,213,390	11,353,152	17,936,971	4,959,331
Cost of investments sold	3,073,231	16,722,518	8,231,760	13,696,001	4,424,806

Net realized gains (losses) on investments sold	(262,839)	1,490,872	3,121,392	4,240,970	534,525

Net realized gains (losses) on investments	(262,839)	9,658,861	6,719,358	15,438,670	1,463,604

Unrealized appreciation (depreciation) on investments, end of year	(3,357,075)	18,023,345	50,213,764	47,248,699	13,066,042
Unrealized appreciation (depreciation) on investments, beginning of year	(3,104,720)	8,645,509	37,208,809	29,784,229	4,178,787

Change in unrealized appreciation (depreciation) on investments	(252,355)	9,377,836	13,004,955	17,464,470	8,887,255

Net increase (decrease) in net assets from operations	$(94,705)	$20,307,444	$18,982,758	$32,428,906	$10,227,025

See accompanying notes to financial statements.

6

AMERICAN FIDELITY SEPARATE ACCOUNT B

Statements of Changes in Net Assets

Year ended December 31, 2024

	Segregated Subaccounts
	American Fund International	American Washington Mutual Investors*	BNY Mellon Stock Index	BNY Mellon Sustainable US Equity	BNY Mellon Opportunistic Small Cap
Increase in net assets from operations:
Net investment income (loss)	$(4,460)	$355,603	$(966,798)	$(719,975)	$(891,200)
Net realized gains on investments	1,069	1,862,997	22,393,870	1,518,110	311,064
Unrealized appreciation during the year	667,377	14,657,529	37,475,479	13,955,883	3,883,613

Net increase in net assets from operations	663,986	16,876,129	58,902,551	14,754,018	3,303,477
Net increase (decrease) in net assets from contract transactions	5,680,882	(1,449,685)	(1,038,079)	(719,632)	1,430,629

Increase in net assets	6,344,868	15,426,444	57,864,472	14,034,386	4,734,106
Net assets, beginning of year	45,906,420	96,210,900	258,545,548	64,419,763	105,707,660

Net assets, end of year	$52,251,288	$111,637,344	$316,410,020	$78,454,149	$110,441,766

See accompanying notes to financial statements.

*	See Note 1(b) for name change.

(Continued)

7

AMERICAN FIDELITY SEPARATE ACCOUNT B

Statements of Changes in Net Assets

Year ended December 31, 2024

	Segregated Subaccounts
	Vanguard Total Bond Market Index	Vanguard Balanced	Vanguard Capital Growth	Vanguard Total Stock Index	Vanguard Mid Cap Index
Increase (decrease) in net assets from operations:
Net investment income (loss)	$420,489	$1,270,747	$(741,555)	$(474,234)	$(123,834)
Net realized gains (losses) on investments	(262,839)	9,658,861	6,719,358	15,438,670	1,463,604
Unrealized appreciation (depreciation) during the year	(252,355)	9,377,836	13,004,955	17,464,470	8,887,255

Net increase (decrease) in net assets from operations	(94,705)	20,307,444	18,982,758	32,428,906	10,227,025
Net increase in net assets from contract transactions	3,260,912	2,807,184	8,576,825	7,885,742	5,464,161

Increase in net assets	3,166,207	23,114,628	27,559,583	40,314,648	15,691,186
Net assets, beginning of year	33,266,880	154,060,662	159,284,224	144,899,867	73,755,204

Net assets, end of year	$36,433,087	$177,175,290	$186,843,807	$185,214,515	$89,446,390

See accompanying notes to financial statements.

8

AMERICAN FIDELITY SEPARATE ACCOUNT B

Statements of Changes in Net Assets

Year ended December 31, 2023

	Segregated Subaccounts
	American Fund International	American Washington Mutual Investors*	BNY Mellon Stock Index	BNY Mellon Sustainable US Equity	BNY Mellon Opportunistic Small Cap
Increase in net assets from operations:
Net investment income (loss)	$65,078	$548,512	$(151,911)	$(455,272)	$(1,166,176)
Net realized gains (losses) on investments	(73,139)	952,220	9,740,420	7,223,802	2,163,223
Unrealized depreciation during the year	5,316,104	11,738,799	40,010,751	4,894,945	6,460,076

Net Increase in net assets from operations	5,308,043	13,239,531	49,599,260	11,663,475	7,457,123
Net increase (decrease) in net assets from contract transactions	6,620,293	(77,086)	6,353,656	(268,867)	3,521,934

Increase in net assets	11,928,336	13,162,445	55,952,916	11,394,608	10,979,057
Net assets, beginning of year	33,978,084	83,048,455	202,592,632	53,025,155	94,728,603

Net assets, end of year	$45,906,420	$96,210,900	$258,545,548	$64,419,763	$105,707,660

See accompanying notes to financial statements.

*	See Note 1(b) for name change.

(Continued)

9

AMERICAN FIDELITY SEPARATE ACCOUNT B

Statements of Changes in Net Assets

Year ended December 31, 2023

	Segregated Subaccounts
	Vanguard Total Bond Market Index	Vanguard Balanced	Vanguard Capital Growth	Vanguard Total Stock Index	Vanguard Mid Cap Index
Increase in net assets from operations:
Net investment income (loss)	$271,692	$716,130	$(659,455)	$(484,851)	$(75,780)
Net realized gains (losses) on investments	(127,550)	5,464,517	7,250,515	7,180,202	1,094,211
Unrealized depreciation during the year	1,109,241	10,875,916	25,386,253	20,599,110	7,807,420

Net Increase in net assets from operations	1,253,383	17,056,563	31,977,313	27,294,461	8,825,851
Net increase in net assets from contract transactions	3,240,962	5,324,440	10,426,574	8,656,737	7,204,261

Increase in net assets	4,494,345	22,381,003	42,403,887	35,951,198	16,030,112
Net assets, beginning of year	28,772,535	131,679,659	116,880,337	108,948,669	57,725,092

Net assets, end of year	$33,266,880	$154,060,662	$159,284,224	$144,899,867	$73,755,204

See accompanying notes to financial statements.

10

AMERICAN FIDELITY SEPARATE ACCOUNT B

Financial Highlights

December 31, 2024

	American Fund International
	2024	2023	2022	2021	2020
Net assets	$52,251,288	45,906,420	33,978,084	35,546,189	30,979,333
Accumulation unit value	12.613	12.382	10.825	13.833	14.217
Number of accumulation units outstanding	4,142,811	3,707,391	3,138,927	2,569,721	2,178,961
Investment income as a percent of average net assets(1)	1.50%	1.67%	2.13%	2.90%	0.98%
Expenses as a percent of average net assets (2)	1.50	1.50	1.50	1.50	1.50
Total return (3)	1.86	14.39	(21.75)	(2.70)	12.57

	American Washington Mutual Investors*
	2024	2023	2022	2021	2020
Net assets	$111,637,344	96,210,900	83,048,455	89,959,822	70,057,948
Accumulation unit value	18.586	15.801	13.632	15.088	11.955
Number of accumulation units outstanding	6,006,612	6,089,008	6,091,993	5,962,406	5,860,328
Investment income as a percent of average net assets(1)	1.84%	2.13%	2.17%	1.73%	2.02%
Expenses as a percent of average net assets (2)	1.50	1.50	1.50	1.50	1.50
Total return (3)	17.63	15.90	(9.65)	26.21	7.42

	BNY Mellon Stock Index
	2024	2023	2022	2021	2020
Net assets	$316,410,020	258,545,548	202,592,632	245,721,669	190,555,336
Accumulation unit value	63.182	51.448	41.472	51.544	40.746
Number of accumulation units outstanding	5,007,913	5,025,331	4,885,019	4,767,215	4,676,662
Investment income as a percent of average net assets(1)	1.17%	1.43%	1.34%	1.16%	1.59%
Expenses as a percent of average net assets (2)	1.50	1.50	1.50	1.50	1.50
Total return (3)	22.81	24.06	(19.54)	26.50	16.25

	BNY Mellon Sustainable US Equity
	2024	2023	2022	2021	2020
Net assets	$78,454,149	64,419,763	53,025,155	69,040,172	54,963,757
Accumulation unit value	47.995	39.011	31.981	42.091	33.644
Number of accumulation units outstanding	1,634,629	1,651,341	1,658,007	1,640,247	1,633,669
Investment income as a percent of average net assets(1)	0.53%	0.72%	0.51%	0.75%	1.07%
Expenses as a percent of average net assets (2)	1.50	1.50	1.50	1.50	1.50
Total return (3)	23.03	21.98	(24.02)	25.11	22.30

	BNY Mellon Opportunistic Small Cap
	2024	2023	2022	2021	2020
Net assets	$110,441,766	105,707,660	94,728,603	111,140,981	94,735,708
Accumulation unit value	12.703	12.326	11,450	13.940	12.151
Number of accumulation units outstanding	8,693,853	8,575,741	8,273,382	7,972,748	7,796,742
Investment income as a percent of average net assets(1)	0.67%	0.32%	—%	0.11%	0.63%
Expenses as a percent of average net assets (2) (4)	1.50	1.50	1.50	1.50	1.37
Total return (3)	3.06	7.66	(17.86)	14.72	18.27

	Vanguard Total Bond Market Index
	2024	2023	2022	2021	2020
Net assets	$36,433,087	33,266,880	28,772,535	30,312,680	29,076,289
Accumulation unit value	13.063	13.098	12.594	14.730	15.214
Number of accumulation units outstanding	2,788,935	2,539,829	2,284,689	2,057,873	1,911,160
Investment income as a percent of average net assets(1)	2.71%	2.39%	2.00%	2.05%	2.35%
Expenses as a percent of average net assets (2)	1.50	1.50	1.50	1.50	1.50
Total return (3)	(0.27)	4.00	(14.50)	(3.18)	5.98

	Vanguard Balanced
	2024	2023	2022	2021	2020
Net assets	$177,175,290	154,060,662	131,679,659	149,942,704	123,711,562
Accumulation unit value	35.564	31.446	27.921	33.074	28.209
Number of accumulation units outstanding	4,981,870	4,899,152	4,716,085	4,533,549	4,385,473
Investment income as a percent of average net assets(1)	2.27%	2.01%	1.88%	1.77%	2.64%
Expenses as a percent of average net assets (2)	1.50	1.50	1.50	1.50	1.50
Total return (3)	13.10	12.63	(15.58)	17.25	9.03

	Vanguard Capital Growth
	2024	2023	2022	2021	2020
Net assets	$186,843,807	159,284,224	116,880,337	128,364,545	97,015,351
Accumulation unit value	58.664	52.507	41.647	50.023	41.779
Number of accumulation units outstanding	3,185,007	3,033,556	2,806,483	2,566,106	2,322,108
Investment income as a percent of average net assets(1)	1.10%	1.03%	0.85%	0.92%	1.38%
Expenses as a percent of average net assets (2)	1.50	1.50	1.50	1.50	1.50
Total return (3)	11.73	26.08	(16.74)	19.73	15.73

(Continued)

11

AMERICAN FIDELITY SEPARATE ACCOUNT B

Financial Highlights

December 31, 2024

	Vanguard Total Stock Index
	2024	2023	2022	2021	2020
Net assets	$185,214,515	144,899,867	108,948,669	126,870,005	96,061,728
Accumulation unit value	27.472	22.542	18.168	22.937	18.532
Number of accumulation units outstanding	6,741,835	6,427,968	5,996,811	5,531,287	5,183,529
Investment income as a percent of average net assets(1)	1.22%	1.11%	1.30%	1.17%	1.53%
Expenses as a percent of average net assets (2)	1.50	1.50	1.50	1.50	1.50
Total return (3)	21.87	24.08	(20.79)	23.77	18.76

	Vanguard Mid Cap Index
	2024	2023	2022	2021	2020
Net assets	$89,446,390	73,755,203	57,725,092	63,792,365	45,496,661
Accumulation unit value	21.422	18.897	16.561	20.709	16.905
Number of accumulation units outstanding	4,175,416	3,903,025	3,485,647	3,080,406	2,691,363
Investment income as a percent of average net assets(1)	1.35%	1.38%	1.08%	1.06%	1.41%
Expenses as a percent of average net assets (2)	1.50	1.50	1.50	1.50	1.50
Total return (3)	13.36	14.11	(20.03)	22.50	16.31

*	See Note 1(b) for name change
(1)	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund divided by the average net assets.
(2)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges and administrative charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)

The total return for the period indicated, including changes in the value of the underlying fund, reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption for units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(4)

This charge will be reduced by 0.29% from June 14, 2019 to June 13, 2020 for participants in the BNY Mellon Opportunistic Small Cap Portfolio to reflect American Fidelity Assurance Company’s agreement to waive fees equal to the difference between (1) the Net Annual Operating Expenses of the Blackrock Advantage U.S Total Market V.I. Fund, and (2) the Total Annual Operating Expenses of the BNY Mellon Opportunistic Small Cap Portfolio. The agreement was made in connection with the replacement of the Blackrock Advantage U.S. Market V.I. Fund with the BNY Mellon Opportunistic Small Cap Portfolio on June 14, 2019.

See accompanying notes to financial statements.

12

AMERICAN FIDELITY SEPARATE ACCOUNT B

Notes to Financial Statements

December 31, 2024

(1)	Summary of Significant Accounting Policies

(a)	Organization

American Fidelity Separate Account B (Account B) is a separate account of American Fidelity Assurance Company (AFA) and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The inception date of Account B was October 27, 1997. Account B is an investment company and applies the specialized accounting and reporting guidance in Financial Accounting Standards Board (FASB) ASC Topic 946 Financial Services – Investment Companies.

The assets of each of the segregated subaccounts are held for the exclusive benefit of the variable annuity contract owners and are not chargeable with liabilities arising out of the business conducted by any other account or by AFA. Contract owners allocate their variable annuity purchase payments to one or more of the segregated subaccounts. Such payments are then invested in the various funds underlying the subaccounts (collectively referred to as the Funds).

(b)	Investments

On May 1, 2021, American Blue Chip Income & Growth Fund changed its name to American Washington Mutual Investors Fund.

Investments in shares of the Funds are stated at fair value, which is the net asset value per share as determined daily by the Funds. Transactions are recorded on a trade-date basis by the Funds. Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date.

Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are determined on the average cost basis.

Account B groups its financial assets measured at fair value in three levels, based on inputs and assumptions used to determine the fair value. These levels are as follows:

•	Level 1 – quoted prices in active markets for identical securities.

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 – significant unobservable inputs (including Account B’s own assumptions used to determine the fair value of investments).

There were no transfers of securities from Level 1 to Level 2 or vice versa throughout the year.

13

AMERICAN FIDELITY SEPARATE ACCOUNT B

Notes to Financial Statements

December 31, 2024

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used to value Account B’s investments as of December 31, 2024:

Level 1 – Quoted prices	$1,344,307,656
Level 2 – Other significant observable inputs	—
Level 3 – Significant unobservable inputs	—

Total	$1,344,307,656

(c)	Federal Income Taxes

Account B is not taxed separately because the operations of Account B are part of the total operations of AFA. AFA files its federal income tax returns, under sections of the Internal Revenue Code (the Code) applicable to life insurance companies, as part of the American Fidelity Corporation and Subsidiaries consolidated federal income tax returns. Account B will not be taxed as a “regulated investment company” under subchapter M of the Code. Based on this, no charge is being made currently to Account B for federal income taxes. AFA will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Account B recognizes and measures unrecognized tax positions in accordance with FASB ASC 740. Account B has no unrecognized tax positions as of December 31, 2024.

As of December 31, 2024, Account B has no accrued interest and penalties related to unrecognized tax positions. Account B would recognize interest accrued related to unrecognized tax positions in interest expense and penalties accrued in operating expense, should they occur.

The tax years 2017, 2018 and 2021 through 2024 remain open to examination by the major taxing jurisdictions to which Account B is subject. Account B, as part of AFA, is not currently under examination by any taxing authority and does not expect any material changes to its unrecognized tax positions within the next twelve months.

(d)	Annuity Reserves

Annuity reserves are computed for current payable contracts according to the Progressive Annuity Mortality Table. The assumed interest rate is 3.5% unless the annuitant elects otherwise, in which case the rate may vary from 0% to 5.0% as regulated by the laws of the respective states. Charges to annuity reserves for mortality and expense risks experience are reimbursed to AFA, if the reserves required are less than originally estimated.

If additional reserves are required, AFA reimburses Account B. As of December 31, 2024, there were no contract owners who had elected the variable annuity method of payout. Accordingly, Account B held no annuity reserves as of December 31, 2024.

14

AMERICAN FIDELITY SEPARATE ACCOUNT B

Notes to Financial Statements

December 31, 2024

(e)	Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

(f)	Recently Adopted Accounting Standards

Account B adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. Account B’s adoption of the new standard impacted financial statement disclosures only and did not affect the financial position or results of operations of the segregated subaccounts.

(2)	Expenses and Related-Party Transactions

AFA manages the operations of Account B and assumes certain mortality and expense risks under the variable annuity contracts. Administrative fees are equal to 0.0004098% of the Funds’ daily net assets (0.15% per annum). Mortality and expense fees are equal to 0.0034153% of the Funds’ daily net assets (1.25% per annum). All such fees were paid to AFA. Distribution fees are equal to 0.0002732% of the Funds’ daily net assets (0.10% per annum). Policy maintenance charges are reflected within the net increase in net assets from contract transactions in the accompanying statements of changes in net assets and were as follows for the years ended December 31:

	2024	2023
American Fund International	$39,935	37,659
American Washington Mutual Investors Fund*	38,075	37,277
BNY Mellon Stock Index	162,448	150,179
BNY Mellon Sustainable US Equity	29,464	28,460
BNY Mellon Opportunistic Small Cap	53,046	55,413
VG Total Bond Market Index	18,421	18,695
VG Balanced	76,834	77,119
VG Capital Growth	90,294	86,518
VG Total Stock Index	81,494	75,435
VG Mid Cap Index	50,740	48,437

*	See Note 1(b) for name change

During the accumulation period, contract owners may partially or totally withdraw from Account B by surrendering a portion or all of their accumulation units. The Code may limit certain withdrawals based upon age, disability, and other factors. When contract owners withdraw, they receive the current value of their accumulation units, less applicable withdrawal charges. These withdrawal charges, assessed through the redemption of units, range from 8.0% during policy year one to 0% beginning in policy year nine. Distribution fees, policy maintenance and withdrawal charges were paid to American Fidelity Securities, Inc., an affiliated broker dealer company.

15

AMERICAN FIDELITY SEPARATE ACCOUNT B

Notes to Financial Statements

December 31, 2024

(3)	Unit Activity from Contract Transactions

Contract transactions for each segregated subaccount for the years ended December 31, 2024 and 2023 were as follows:

	2024 – Segregated Subaccounts
	American Fund International		AM Washington Mutual Investors*
	Units	Dollars	Units	Dollars
Payments received	712,125	$9,319,929	389,113	$6,790,479
Withdrawal of funds	(276,705)	(3,639,047)	(471,509)	(8,240,164)

Net change from contract transactions	435,420	$5,680,882	(82,396)	$(1,449,685)

	2024 – Segregated Subaccounts
	BNY Mellon Stock Index		BNY Mellon Sustainable US Equity
	Units	Dollars	Units	Dollars
Payments received	373,821	$21,689,695	102,297	$4,599,492
Withdrawal of funds	(391,239)	(22,727,774)	(119,009)	(5,319,124)

Net change from contract transactions	(17,418)	$(1,038,079)	(16,712)	$(719,632)

	2024 – Segregated Subaccounts
	BNY Mellon Opp Small Cap		VG Total Bond Market Index
	Units	Dollars	Units	Dollars
Payments received	851,774	$10,625,130	518,920	$6,801,868
Withdrawal of funds	(733,662)	(9,194,501)	(269,814)	(3,540,956)

Net change from contract transactions	118,112	$1,430,629	249,106	$3,260,912

*	See Note 1(b) for name change

16

AMERICAN FIDELITY SEPARATE ACCOUNT B

Notes to Financial Statements

December 31, 2024

	2024 – Segregated Subaccounts
	VG Balanced		VG Capital Growth
	Units	Dollars	Units	Dollars
Payments received	448,015	$15,118,327	384,133	$22,089,335
Withdrawal of funds	(365,297)	(12,311,143)	(232,682)	(13,512,510)

Net change from contract transactions	82,718	$2,807,184	151,451	$8,576,825

	2024 – Segregated Subaccounts
	VG Total Stock Market Index		VG Total Mid Cap Index
	Units	Dollars	Units	Dollars
Payments received	751,756	$18,991,256	596,721	$12,089,116
Withdrawal of funds	(437,889)	(11,105,514)	(324,330)	(6,624,955)

Net change from contract transactions	313,867	$7,885,742	272,391	$5,464,161

	2023 – Segregated Subaccounts
	American Fund International		AM Washington Mutual Investors*
	Units	Dollars	Units	Dollars
Payments received	752,549	$8,785,220	451,034	$6,429,384
Withdrawal of funds	(184,085)	(2,164,927)	(454,019)	(6,506,470)

Net change from contract transactions	568,464	$6,620,293	(2,985)	$(77,086)

*	See Note 1(b) for name change

17

AMERICAN FIDELITY SEPARATE ACCOUNT B

Notes to Financial Statements

December 31, 2024

	2023 – Segregated Subaccounts
	BNY Mellon Stock Index		BNY Mellon Sustainable US Equity
	Units	Dollars	Units	Dollars
Payments received	412,124	$18,958,795	113,561	$3,985,697
Withdrawal of funds	(271,812)	(12,605,139)	(120,228)	(4,254,564)

Net change from contract transactions	140,312	$6,353,656	(6,667)	$(268,867)

	2023 – Segregated Subaccounts
	BNY Mellon VIF Opp Small Cap		VG Total Bond Market Index
	Units	Dollars	Units	Dollars
Payments received	814,846	$9,523,774	443,721	$5,640,859
Withdrawal of funds	(512,487)	(6,001,840)	(188,580)	(2,399,897)

Net change from contract transactions	302,359	$3,521,934	255,141	$3,240,962

	2023 – Segregated Subaccounts
	VG Balanced		VG Capital Growth
	Units	Dollars	Units	Dollars
Payments received	490,651	$14,347,329	394,038	$18,382,290
Withdrawal of funds	(307,584)	(9,022,889)	(166,966)	(7,955,716)

Net change from contract transactions	183,067	$5,324,440	227,072	$10,426,574

	2023 – Segregated Subaccounts
	VG Total Stock Market Index		VG Total Mid Cap Index
	Units	Dollars	Units	Dollars
Payments received	815,064	$16,447,823	634,634	$10,998,540
Withdrawal of funds	(383,906)	(7,791,086)	(217,256)	(3,794,279)

Net change from contract transactions	431,158	$8,656,737	417,378	$7,204,261

(4)	Segment Disclosures

The AFA Variable Products Investment Review Committee acts as Account B’s chief operating decision maker (CODM) and is responsible for assessing performance and allocating resources with respect to Account B. The CODM has concluded that each of the segregated subaccounts operates as a single operating segment based on the fact that each has a single investment strategy as disclosed in its prospectus, against which the CODM assesses the performance, and it is the level at which discrete financial information is available. The financial information provided to and reviewed by the CODM is presented within each of the segregated subaccounts’ financial statements.

18

AMERICAN FIDELITY SEPARATE ACCOUNT B

Notes to Financial Statements

December 31, 2024

(5)	Subsequent Events

There were no material events that occurred subsequent to December 31, 2024. Subsequent events have been considered through February 27, 2025, the date the financial statements were issued.

19

AMERICAN FIDELITY ASSURANCE COMPANY

Statutory Financial Statements and Supplemental Schedules

December 31, 2024 and 2023

(With Independent Auditor’s Report Thereon)

AMERICAN FIDELITY ASSURANCE COMPANY

INDEPENDENT AUDITOR’S REPORT

The Board of Directors and Management of American Fidelity Assurance Company

Opinions

We have audited the statutory-basis financial statements of American Fidelity Assurance Company (the “Company”), which comprise the statutory-basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2024 and 2023, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2024, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024, in accordance with the accounting practices prescribed or permitted by the Oklahoma Insurance Department described in Note 1 to the statutory-basis financial statements.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2024 and 2023, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2024.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Emphasis of Matter

As discussed in Note 14, the Company’s financial statements may not be indicative of the financial position, results of operations and cash flows that may have resulted had the Company functioned as a stand-alone operation independent of its Parent and affiliates. Our opinion is not modified with respect to this matter.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Oklahoma Insurance Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Oklahoma Insurance Department.

The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Oklahoma Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2024 audit was conducted for the purpose of forming an opinion on the 2024 statutory-basis financial statements as a whole. The supplemental information included in Schedule I – Summary of Investments - Other than Investments in Related Parties, Schedule III – Supplementary Insurance Information, and Schedule IV – Reinsurance as of and for the year ended December 31, 2024, are presented for purposes of additional analysis and are not a required part of the 2024 statutory-basis financial statements. These schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2024 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2024 statutory-basis financial statements as a whole.

/s/ Deloitte & Touche LLP

Oklahoma City, Oklahoma
April 11, 2025

AMERICAN FIDELITY ASSURANCE COMPANY

Statutory Statements of Admitted Assets,

Liabilities, and Capital and Surplus

December 31, 2024 and 2023

(Dollar amount in Thousands)

	2024	2023
Admitted Assets
Cash and invested assets:
Bonds, at amortized cost	$4,618,750	$4,834,044
Preferred stocks	5,866	5,242
Common stocks, at fair value (cost: $224,961 and $22,109 at December 31, 2024 and 2023, respectively)	235,611	28,872
Common stock, investment in affiliates at equity value (cost of $104 as of December 31, 2024 and 2023)	1,144	1,118
Mortgage loans on real estate	764,905	766,364
Investment real estate, at cost	2,241	2,241
Investment real estate held for sale	20,100	24,949
Policy loans	54,099	50,836
Cash and short-term investments	323,680	277,571
Other invested assets	185,092	187,000
Receivable for securities	2,142	3,990

Total cash and invested assets	6,213,630	6,182,227
Life insurance premiums and annuity considerations deferred and uncollected	53,363	55,602
Accident and health premiums due and unpaid	49,960	57,768
Investment income due and accrued	41,773	42,195
Amounts recoverable from reinsurers	1,739	2,445
Other receivables under reinsurance contracts	4,995	8,336
Net deferred tax assets	47,716	46,425
Other assets	132,920	106,716
Separate accounts’ assets	1,735,943	1,482,468

Total admitted assets	$8,282,039	$7,984,182

AMERICAN FIDELITY ASSURANCE COMPANY

Statutory Statements of Admitted Assets,

Liabilities, and Capital and Surplus

December 31, 2024 and 2023

(Dollar amount in thousands)

	2024	2023
Liabilities and Capital and Surplus
Aggregate reserves:
Life policies and contracts	$3,068,034	$2,968,629
Accident and health policies	936,152	916,977

Total aggregate reserves	4,004,186	3,885,606
Policy and contract claims reserves	138,863	159,610
Liability for premiums and other deposit funds	381,987	312,054
Remittances and items not allocated	19,821	25,820
General insurance expenses, taxes, licenses, and fees due or accrued	160,527	166,369
Funds held under coinsurance	510,172	552,368
Separate Accounts’ liabilities	1,735,943	1,482,468
Borrowed money	224,557	287,213
Other liabilities	397,206	422,379

Total liabilities	7,573,262	7,293,887

Capital and surplus:
Common stock (par value $10 per share, 250,000 shares authorized, issued, and outstanding)	2,500	2,500
Paid-in capital	5,888	5,888
Unassigned surplus	700,389	681,907

Total capital and surplus	708,777	690,295

Total liabilities and capital and surplus	$8,282,039	$7,984,182

See accompanying notes to statutory financial statements.

AMERICAN FIDELITY ASSURANCE COMPANY

Statutory Statements of Operations

Years ended December 31, 2024, 2023, and 2022

(Dollar amounts in thousands)

	2024	2023	2022
Income:
Life insurance premiums and annuity considerations	$482,882	$445,442	$420,995
Accident and health insurance premiums	1,050,266	1,044,994	1,027,016
Consideration for supplementary contracts with life contingencies	1,372	235	685
Net investment income	213,668	196,246	176,013
Commissions and expense allowances on reinsurance ceded	(23,993)	(14,803)	(14,953)
Other income	50,780	46,421	38,610

Total income	1,774,975	1,718,535	1,648,366

Benefits and other deductions:
Death benefits and matured endowments	51,147	48,358	49,574
Accident and health and disability benefits	457,185	480,031	495,236
Interest and adjustments on policy or deposit-type contract funds	15,228	7,240	3,719
Other benefits to policyholders and beneficiaries	290,281	220,514	186,862
Increase in aggregate reserves for future policy benefits	118,580	142,968	160,360
Selling, other operating, administrative, and general expenses	558,294	578,291	550,583

Total benefits and expenses	1,490,715	1,477,402	1,446,334

Income before federal income taxes and net realized capital gains	284,260	241,133	202,032
Federal income taxes	55,773	48,110	34,892

Income before net realized capital gains	228,487	193,023	167,140
Net realized capital gains, net of federal income tax expense of $6,136, $263, and $26, in 2024, 2023, and 2022, respectively (excluding gains (losses) of $(25,947), $(4,549), and $(4,091) transferred to the interest maintenance reserve in 2024, 2023, and 2022 respectively)	(7,860)	(1,731)	4,871

Net income	$220,627	$191,292	$172,011

See accompanying notes to statutory financial statements.

AMERICAN FIDELITY ASSURANCE COMPANY

Statutory Statements of Changes in Capital and Surplus

Years ended December 31, 2024, 2023, and 2022

(Dollar amounts in thousands)

	2024	2023	2022
Capital and surplus, beginning of year	$690,295	$628,225	$616,809
Net income	220,627	191,292	172,011
Change in net unrealized capital gains (losses), net of tax expense of $2,015, $(7,524) and $(2,843) for 2024, 2023 and 2022, respectively	(3,634)	(15,499)	11,000
Change in net deferred tax assets	11,299	9,474	7,254
Change in nonadmitted assets	(12,152)	(12,295)	(14,853)
Change in asset valuation reserve	(5,332)	9,112	(11,787)
Dividends paid to stockholder	(193,000)	(120,000)	(152,000)
Change in liability for reinsurance in unauthorized companies	453	668	29
Other changes	222	(682)	(238)

Net change in capital and surplus	18,483	62,070	11,416

Capital and surplus, end of year	$708,778	$690,295	$628,225

See accompanying notes to statutory financial statements.

AMERICAN FIDELITY ASSURANCE COMPANY

Statutory Statements of Cash Flow

Years ended December 31, 2024, 2023, and 2022

	2024	2023	2022
Premiums and annuity considerations, net of reinsurance	$1,540,601	$1,497,276	$1,441,256
Investment income received	209,554	192,848	174,344
Allowances and reserve adjustments on reinsurance ceded	(23,993)	(14,803)	(14,953)
Other income	42,907	34,342	27,337
Benefit and loss related payments	(836,015)	(756,317)	(717,287)
Net transfers to Separate Accounts	(10,274)	(38,136)	(37,051)
Commissions and other expenses paid	(552,015)	(512,804)	(511,216)
Federal income taxes paid	(67,505)	(49,437)	(29,106)
Dividends paid to policyholders	(1,575)	(1,502)	(1,317)

Net cash from operations	301,685	351,467	332,007

Proceeds from investments sold, matured, or repaid:
Bonds	667,136	238,344	552,147
Stocks	2,910	6,658	5,681
Mortgage loans	63,473	68,544	87,132
Other Invested Assets	7,537	59,761	21,722
Other	26,571	1,213	10,082

Total investment proceeds	767,627	374,520	676,764

Cost of investments acquired:
Bonds	(484,456)	(376,536)	(618,305)
Stocks	(204,100)	(3,838)	(5,674)
Mortgage loans	(62,013)	(118,088)	(139,232)
Other Invested Assets	(14,801)	(15,062)	(38,532)
Other	(16,559)	(4,981)	(12,415)

Total investments acquired	(781,929)	(518,505)	(814,158)
Net change in policy loans and loans on fund deposits	(3,263)	(2,869)	1,803

Net cash from investing	(17,565)	(146,854)	(135,591)

Other cash provided	7,433	(10,845)	(11,379)
Dividends paid to stockholder	(198,000)	(121,000)	(146,000)
Other cash applied	(47,444)	(67,906)	(22,190)

Net cash used in financing and miscellaneous sources	(238,011)	(199,751)	(179,569)

Net change in cash and short-term investments	46,109	4,862	16,847
Cash and short-term investments, beginning of year	277,571	272,709	255,862

Cash and short-term investments, end of year	$323,680	$277,571	$272,709

Note: Supplemental disclosures of cash flow information for non-cash transactions:
Securities exchange - bond proceeds	$42,383	$30,107	$6,701
Securities exchange - bond acquisitions	42,383	30,107	6,701
Borrowed money maturities rolled to FHLB deposit type contracts	62,500	95,000	90,000
Interest capitalization-Net investment income	531	711	—
Interest capitalization-Cost of investments aquired, bonds	531	711	—
Liquidation Receivable-Miscellaneous Income	—	2,000	—
Liquidation Receivable-Other Cash Applied	—	2,000	—

See accompanying notes to statutory financial statements.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(Dollar amounts in thousands)

(1)	Significant Accounting Policies

(a)	Company Structure and Nature of Business

American Fidelity Assurance Company (the Company) was licensed as a life insurer on November 30, 1960, and provides a variety of financial services. The Company is a wholly owned subsidiary of American Fidelity Corporation (AFC), a Nevada insurance holding company. The Company is domiciled in the state of Oklahoma. The Company is subject to state insurance regulations and periodic examinations by state insurance departments. The Company’s ultimate parent, AFC, is 94% owned by Cameron Enterprises A Limited Partnership (CEALP) whose general partner is Cameron Associates, Inc. Cameron Associates, Inc. is owned by William M. Cameron – 50% and Lynda L. Cameron – 50%. AFC also wholly owns American Public Life Insurance Company (APL), an insurance company, also domiciled in Oklahoma. See Note 14 for listing of affiliates.

The Company is licensed to conduct business in 49 states, the District of Columbia, American Samoa, Guam, and Puerto Rico, with approximately 70% of direct premiums written in California, Oklahoma, Ohio, Oregon, Texas, Mississippi, Kentucky, Alabama, and Indiana. Activities of the Company are largely concentrated in the group disability income, group and individual annuity, supplemental health, and individual medical markets. In addition, individual and group life business is also conducted. The main thrust of the Company’s sales is worksite marketing of voluntary products through the use of payroll deduction. The Company sells these voluntary products through a salaried sales force that is broken down into two primary divisions: Association Worksite Division (AWD) and American Fidelity Educational Services (AFES). AWD specializes in voluntary disability income insurance programs aimed at selected groups and associations whose premiums are funded by employees through payroll deductions. AFES focuses on marketing to public school employees with voluntary insurance products such as disability income, tax sheltered annuities, life insurance, dread disease, and accident only. These premiums are also funded by employees through payroll deductions. The expertise gained by the Company in worksite marketing of voluntary products is used by the Strategic Alliances Division in developing products to meet special situations. The life division was formed upon the acquisition of a block of life business in 2000. The life division administers closed blocks of individual life products that were marketed through independent brokers in the United States of America and Latin America.

(b)	Basis of Presentation

The accompanying statutory financial statements of the Company are prepared in conformity with accounting practices prescribed or permitted by the Oklahoma Insurance Department, which is a comprehensive basis of accounting other than US (United States) generally accepted accounting principles (GAAP). These prescribed Statutory Accounting Practices (SAP) include a variety of publications of the National Association of Insurance Commissioners (NAIC) including statements of SAP as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. There are no differences between the accounting practices prescribed or permitted by the Oklahoma Insurance Department and the accounting practices prescribed and permitted by the NAIC. There are no permitted practices granted to the Company for 2024, 2023, and 2022 by the Oklahoma Insurance Department.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(Dollar amounts in thousands)

(c)	Differences between SAP and GAAP

SAP differs from GAAP in several respects, which causes differences in reported assets, liabilities, stockholder’s equity (statutory capital and surplus), net income, and cash flows. The differences between SAP and GAAP include:

•

Investments in bonds are generally carried at amortized cost, except those with an NAIC designation of “6”, which are stated at the lower of amortized cost or fair value. Investments in preferred stocks are generally carried at amortized cost, except those with an NAIC designation of “4” through “6”, which are stated at the lower of amortized cost or fair value. Under GAAP, investments in bonds and preferred stocks, other than those classified as held to maturity, are carried at fair value.

•

The change in unrealized gains or losses on certain investments is recorded as an increase or decrease in statutory surplus under SAP. Under GAAP, such unrealized gains and losses are recorded as a component of comprehensive income (loss).

•

Realized capital gains and losses are determined based upon specific identification of the investments sold. Changes in admitted asset carrying amounts of investments that are carried at fair value are recorded directly in unassigned surplus as a change in net unrealized capital gains and losses. Under GAAP realized capital gains and losses are recorded as a component of earnings.

•

Interest maintenance reserve (IMR) represents the deferral of interest-related realized gains and losses, net of tax, on primarily fixed maturity investments, which are amortized into income over the remaining life of the investment sold under SAP. No such reserve is required under GAAP.

•

Investments in subsidiaries are generally carried on a statutory equity basis with equity in the earnings of subsidiaries reflected in unassigned surplus. Under GAAP, controlled subsidiaries are consolidated, and results of operations are included in net income.

•

Asset valuation reserve (AVR) represents a contingency reserve for credit-related risk on most invested assets of the Company and is charged to statutory surplus under SAP. No such reserve is required under GAAP.

•

GAAP requires an allowance for expected credit losses for certain financial assets. SAP requires an incurred loss model for these financial assets, with incurred losses recorded as a direct write down to the asset.

•

Certain assets, principally certain deferred taxes, furniture, equipment, prepaid expenses, and premiums due from policyholders, agents’ balances, and amounts recoverable from reinsurers over 90 days are designated as nonadmitted assets and excluded from assets by a charge to statutory surplus under SAP. Under GAAP, such amounts are carried with an appropriate valuation allowance when necessary.

•

A provision is established for unsecured reinsurance recoverable balances from unauthorized reinsurers. The change in this provision is credited or charged to unassigned statutory surplus. Under GAAP, a provision is established for expected uncollectible reinsurance balances with any changes to this provision reflected in earnings for the period.

•

Reserves are reported net of ceded reinsurance under SAP. Under GAAP, reserves relating to business in which the ceding company is not legally relieved of its liability are reported gross with an offsetting reinsurance receivable.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(Dollar amounts in thousands)

•

Aggregate reserves for life, annuities and accident and health are based on statutory mortality and interest requirements without consideration for anticipated withdrawals except where allowed. Morbidity assumptions are based on the statutory morbidity requirements or Company’s experience where allowed. Under GAAP, the reserves are based on either (i) the present value of future benefits less the present value of future net premiums based on mortality, morbidity, and other assumptions that were appropriate at the time the policies were issued or acquired, or (ii) the account value for certain contracts without significant life contingencies.

•

Policy acquisition costs are expensed as incurred under SAP, while under GAAP, successful acquisition costs are deferred and recognized over either (1) the expected premium-paying period or (2) the estimated life of the contract.

•

Deferred income taxes are recognized for both SAP and GAAP; however, the amount permitted to be recognized is generally more restrictive under SAP and the change in deferred taxes is reported as a direct charge to surplus.

•

Leases are accounted for as operating leases, and rental payments under these leases are charged to expense when incurred. Under GAAP, leases are generally recognized on the balance sheet as a lease liability with a corresponding right-of-use asset according to the provisions of Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 842, Leases.

•	Premiums on annuity contracts are recognized when received. Under GAAP, premiums on annuity contracts are not recognized as revenue but as deposits.

•

Premiums for universal life policies and investment products consist of the entire premium received, and benefits represent the death benefits paid and the change in policy reserves, unless the products do not incorporate mortality or morbidity risk. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue, and benefits represent the excess of benefits paid over the policy account values and interest credited to the account values.

•

The Statutory Statements of Cash Flow differs in certain respects from the presentation required by GAAP, including the presentation of the changes in cash and short-term investments instead of cash and cash equivalents and restricted cash. Short-term investments include securities with maturities of one year or less at the time of acquisition. For statutory purposes, there is no reconciliation between net income and cash from operations.

•	SAP does not require the presentation of a Statement of Comprehensive Income; however, GAAP does require a Statement of Comprehensive Income.

(d)	Use of Estimates

The preparation of the financial statements in conformity with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the statutory-basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The estimates susceptible to significant change are those used in determining the liability for aggregate reserves for future policy benefits, losses, and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(Dollar amounts in thousands)

(e)	Recognition of Revenue and Related Expenses

Life premiums are recognized as income when due from policyholders under the terms of the insurance contract. For accident and health contracts, premiums are recognized as income when due from the policyholders, but no earlier than the effective date of coverage, under the terms of the contract. Both life and accident and health premiums are increased by reinsurance premiums assumed and reduced by reinsurance premiums ceded. Contracts issued that do not incorporate mortality or morbidity risk are not accounted for as insurance contracts. Amounts received as payments for such contracts are recorded as direct increases to the policy reserves.

The Company estimates accrued retrospective premium adjustments (premium rate stabilization) for certain contracts in its group health and group life business based on contractually determined formulas by group. The amount of net premiums written by the Company for the years ended December 31, 2024, 2023 and 2022 that were subject to retrospective rating features were approximately $165, $172 and $178, respectively, which represented approximately 0.03%, 0.03% and 0.03% of net premiums written for group health and group life products in 2024, 2023 and 2022, respectively. No other net premiums written by the Company were subject to retrospective rating features.

(f)	Equipment and Software

Equipment and software are nonadmitted assets and stated at cost less accumulated depreciation. See Note 2 for nonadmitted assets disclosure. Equipment and software are depreciated on a straight-line basis using estimated lives of five years. Additions, renewals, and betterments are capitalized. Expenditures for maintenance and repairs are expensed. Upon retirement or disposal of an asset, the asset and related accumulated depreciation are eliminated, and any related gain or loss is included in income. Capitalized internally developed software (IDS) costs are amortized on a straight-line basis with a useful life of three years from the date placed in service. Total depreciation and amortization expenses were $6,884, $7,078 and $3,801 for the years ended December 31, 2024, 2023 and 2022, respectively. IDS in the developmental stage is held in IDS work in process until software is placed in service.

	2024	2023
Leasehold improvements	$34,028	$32,151
Work in process	10,156	5,626
Internally-developed software	7,959	9,461
Accumulated depreciation & amortization	(28,837)	(25,736)

Total	$23,306	$21,502

(g)	Investments

The investment portfolio includes bonds, preferred stocks, common stocks, mortgage loans, real estate, policy loans, other invested assets, and short-term investments.

Investments are carried in accordance with rules established by the NAIC. Bonds are carried at cost, adjusted where appropriate for accretion of premium or amortization of discount using the modified scientific interest method and taking into consideration stated interest and principal provisions. Additionally, bonds rated as NAIC 6 are carried at the lower of their amortized cost or fair value. Preferred stocks are carried at cost. Preferred stocks rated NAIC 4-6 are carried at the lower of cost or fair value. Perpetual preferred stocks are carried at fair value regardless of NAIC designation. Common stocks are carried at fair value.

Policy loans are stated at their aggregate unpaid principal balances.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(Dollar amounts in thousands)

Mortgage loans on real estate are stated at their aggregate unpaid principal balances.

Real estate held for investment is carried at cost less accumulated depreciation and encumbrances. Encumbrances as of December 31, 2024, and 2023 were $0 and $15,222, respectively.

The Company’s real estate investment in a commercial office building in Arlington, Texas, is classified as held for sale as of December 31, 2024, based on management’s intent and expectation that sale of the property is probable and expected to qualify for recognition as a completed sale within one year. Real estate held for sale is carried at the lower of depreciated cost or fair value, less encumbrances and estimated costs to sell.

There were no non-admitted amounts related to bond holdings as of December 31, 2024, and 2023.

Realized investment gains or losses are determined on a specific identification basis and recorded on the trade date, are reduced by amounts transferred to IMR and are reflected as an element of net income, net of related tax. For bonds and preferred stocks carried at fair value, the difference between amortized cost and fair value is reflected as unrealized gains and losses on investments in unassigned surplus. Changes in the fair value of common stocks are reflected as unrealized gains and losses on investments in unassigned surplus.

The Company holds a significant amount of assets that it intends to match with its liabilities in relation to maturity and interest margin. To maximize earnings and minimize risk, the Company invests in a diverse portfolio of investments. The portfolio is diversified by geographic region, investment type, underlying collateral, maturity, and industry. Management does not believe that the Company has any significant concentrations of credit risk in its investments.

The Company generally does not invest in any below-investment-grade high-yield investment bonds (junk bonds). Certain bonds are guaranteed by the U.S. government. The Company limits its risks by investing in bonds and stocks of rated companies, mortgage loans adequately collateralized by real estate, selective real estate supported by appraisals, and policy loans collateralized by policy cash values. In addition, the Company performs due diligence procedures before making mortgage loans. These procedures include evaluations of the creditworthiness of the borrowers and/or tenants and independent appraisals.

(h)	Fair Value Measurements

The Company holds certain long-term bonds, preferred stocks, common stocks, and separate account assets which are carried at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect a view of market assumptions in the absence of observable market information. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. All assets carried or disclosed at fair value are classified and disclosed in one of the following three categories:

Level 1 – quoted prices in active markets for identical instruments.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(Dollar amounts in thousands)

Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 – instruments whose significant value drivers are unobservable.

(i)	Investment Income Due and Accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default and (b) bonds delinquent more than 90 days or where collection of interest is improbable. As of December 31, 2024, and 2023, the Company’s non-admitted investment income due and accrued was zero. The cumulative amount of paid-in-kind (PIK) interest included in current principal balances was approximately $2,030 and $1,193 on December 31, 2024, and 2023 respectively.

(j)	Non-admitted Assets

Certain assets, principally certain deferred income tax assets, software, prepaid expenses, and leasehold improvements are designated as non-admitted assets and are excluded from assets by a charge to statutory surplus. Changes in these non-admitted assets are presented as changes in unassigned surplus.

(k)	Aggregate Reserves and Liability for Deposit-Type Contracts

Aggregate reserves for life policies and contracts include reserve amounts principally for life insurance policies, deferred and payout annuity policies, and supplemental health insurance policies including cancer and disability insurance policies. The life insurance reserves are principally based on the 1941, 1958, 1980, 2001, and 2017 Commissioners Standard Ordinary (CSO) mortality tables and are established with interest rate assumptions ranging from 2.0% to 6.0%. Deferred and payout annuity insurance reserves are principally based on the 1983a, Annuity 2020, and 2012 Individual annuity reserve (IAR) mortality tables and are established with interest rate assumptions ranging from 1.7% to 8.8%. Cancer policy reserves are principally based on the 1985 and 2016 Cancer Claim Cost Tables and are established with interest rate assumptions ranging from 3.0% to 5.5%. Disability reserves are principally based on the 2012 Group Long Term Disability Table, with adjustments for actual Company experience. The tabular interest, tabular reserves less actual reserves released, and the tabular cost are determined by formula. Aggregate reserves for accident and health policies include the present value of amounts not yet due on claims, additional reserves, and unearned premiums.

Liability for premiums and other deposit funds include reserves for payout annuities without life contingencies and other accumulation policies that do not subject the Company to any risks from policyholder mortality and morbidity. Such reserves are established using guaranteed interest rates of 1.0% to 8.3%.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the month of death for policies developed and issued subsequent to December 1977.

Surrender values are not promised in excess of the legally computed reserves.

Extra premiums are charged for substandard lives in addition to the regular gross premium for the true age. Mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding in addition one half of the extra premium charge for the year.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(Dollar amounts in thousands)

(l)	Liability for Policy and Contract Claims

Policy and contract claim reserves include a provision for reported claims and claims incurred but not reported. The provision for claims incurred but not reported is estimated based primarily on Company experience. Although these provisions are the Company’s best estimate of the ultimate value, the actual results may vary from these values.

(m)	Interest Maintenance Reserve

IMR represents the deferral of interest-related realized capital gains and losses, net of tax, on primarily fixed maturity investments. These gains and losses are amortized into loss on a level yield method, based on statutory factor tables over the estimated remaining life of the investment sold or called. The IMR balance is included in the other liabilities line in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

(n)	Asset Valuation Reserve

AVR is a contingency reserve for credit-related losses on most investments and is recorded as a liability through a charge to statutory surplus. The reserve is calculated based on credit quality using factors provided by the NAIC. The AVR balance is included in the other liabilities line in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

(o)	Federal Income Taxes

Current income taxes incurred includes current income taxes for the amount of federal income taxes paid or payable for the current year. These amounts are determined based on estimates of federal income taxes for the current year, including tax contingencies and benefits. The Company’s current tax recoverable is reported as a component of other assets and its current tax payable is reported as a component of other liabilities. The changes in current taxes are reflected in the Statutory Statements of Operations.

Deferred income tax assets and liabilities are determined based on differences between statutory financial statement carrying amounts of existing assets and liabilities and their respective tax bases, as well as operating loss, capital loss, and tax credit carryforwards. Temporary differences related to AVR and IMR are not included in the determination of gross deferred income taxes while temporary differences for unrealized gains/losses and nonadmitted assets are included. Gross deferred tax assets (DTA) are reduced by a valuation allowance if it is more likely than not (i.e. greater than 50% likelihood) that some portion or all of the gross deferred tax assets will not be realized. The deferred tax assets and liabilities are measured using federal enacted tax rates. Deferred income tax assets are limited as to their admissibility. The changes in net deferred tax assets and liabilities are reflected in surplus. The Company’s net admitted deferred tax assets are reported as a component of other assets.

(p)	Reinsurance

The Company accounts for reinsurance transactions as prescribed by the applicable accounting standards, which require the reporting of reinsurance transactions relating to the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus on a net basis and precludes immediate gain recognition on reinsurance contracts.

(q)	Guaranty Association Assessments

The Company is required by law to participate in the guaranty associations of the various states in which it is licensed to do business. The state guaranty associations ensure payment of guaranteed benefits, with certain restrictions, to policyholders of impaired or insolvent insurance companies by assessing all other companies involved in similar lines of business.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(Dollar amounts in thousands)

(r)	Statutory Capital and Surplus and Dividend Restriction

Capital and surplus of the Company is restricted as to payment of dividends by statutory limitations applicable to insurance companies. Without prior approval of the respective state insurance department, dividends that can be paid are generally limited to the greater of 10% of statutory capital and surplus or the statutory net gain from operations before net realized capital gains/losses reported for the previous calendar year. The maximum dividend payout which may be made without prior approval in 2025 is approximately $228,485.

On March 27, 2025, the Company declared an ordinary dividend payable to AFC in an amount not to exceed $190,000 to be paid all or in part by December 31, 2025.

On March 5, 2024, the Company declared an ordinary dividend payable to AFC in an amount not to exceed $160,000 to be paid all or in part by December 31, 2024. On October 1, 2024, the Company declared an additional $33,000 ordinary dividend payable to AFC, totaling $193,000 to be paid all or in part by December 31, 2024.

On April 19, 2023, the Company declared an ordinary dividend payable to AFC in an amount not to exceed $120,000 to be paid all or in part by December 31, 2023. On December 7, 2022, the Company declared an ordinary dividend payable to AFC in an amount not to exceed $152,000 to be paid all or in part by April 15, 2023.

During 2024, the Company paid cash dividends to AFC in the amount of approximately $198,000, of which $5,000 related to dividends outstanding from 2023. During 2023 and 2022, the Company paid cash dividends to AFC in the amount of approximately $121,000 and $146,000, respectively. There were no other transactions with affiliates in amounts which exceeded one half of one percent of the total admitted assets of the Company.

The portion of unassigned funds (surplus) represented or reduced by cumulative unrealized gains and losses was $19,120 and $22,754 respectively for the years ended December 31, 2024, and 2023.

The Oklahoma Insurance Department has adopted Risk Based- Capital (RBC) requirements for life insurance companies. The RBC calculation serves as FN 1a benchmark for the regulation of life insurance companies by state insurance regulators. RBC provides surplus formulas similar to target surplus formulas used by commercial rating agencies. The formulas specify various weighting factors that are applied to statutory financial balances or various levels of activity based on the perceived degree of risk and are set forth in the RBC requirements. The Company has calculated RBC in accordance with the NAIC’s Model Rule and RBC rules as adopted by the Oklahoma Insurance Department. The RBC, as calculated by the Company, exceeds levels requiring Company or regulatory action as of December 31, 2024, and 2023.

(s)	Separate Accounts

The Company maintains a separate account under Oklahoma insurance law designated as American Fidelity Separate Account A (Account A). Account A’s investment is in the Vanguard Total Stock Market Index Fund. Under Oklahoma law, the assets of Account A are segregated from the Company’s assets, are held for the exclusive benefit of the variable annuity contract owners and are not chargeable with liabilities arising out of the business conducted by any other account or by the Company.

The Company also maintains separate accounts under Oklahoma insurance law designated as American Fidelity Separate Account B (Account B) and American Fidelity Separate Account C (Account C). Account B and Account C are registered as unit investment trusts under the Investment Company Act of

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(Dollar amounts in thousands)

1940, as amended. Under Oklahoma law, the assets of each of the ten (10) segregated subaccounts of Account B and the ten (10) segregated subaccounts of Account C are held for the exclusive benefit of the variable annuity contract owners and are not chargeable with liabilities arising out of the business conducted by any other account or by the Company.

The separate accounts maintained by the Company represent funds for nonguaranteed variable annuities. The assets of these accounts are carried at fair value. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. These variable annuities generally provide an incidental death benefit of the greater of the account value or the premium paid. The minimum guaranteed death benefit reserve is held in the Company’s general account. For the years ended December 31, 2024, 2023, and 2022, the amount of premiums, considerations, or deposits was approximately $117,149, $110,691, and $106,312 respectively.

(t)	Investments in Affiliates, Joint Ventures, Partnerships, or Limited Liability Companies

The statutory financial statements include the Company’s investment in its wholly-owned subsidiaries. Intercompany accounts and transactions have not been eliminated from the statutory financial statements. The Company’s wholly and majority-owned subsidiaries as of December 31, 2024, and 2023 are noninsurance entities that have no significant ongoing operations other than to hold assets that are primarily for the direct or indirect benefit or use of the Company or its affiliates and are carried at the underlying equity of the respective entity’s financial statements adjusted to a statutory basis of accounting.

The Company’s investments in joint ventures, partnerships, and limited liability companies are recorded at cost, adjusted for the Company’s share of the GAAP basis earnings or losses of the investee, net of any distributions received. Such investments are reported as other invested assets, and the related adjustments are reported as unrealized capital gains or losses in surplus. Distributions are recognized in investment income when declared to the extent that they are not more than undistributed accumulated earnings. Distributions more than undistributed earnings are recorded as a reduction of the carrying amount of the investment.

(u)	Company Owned Life Insurance

The Company is the owner of three single-premium insurance policies and one group variable life insurance policy for certain current and former executives of the Company, where the Company is the beneficiary. These policies, accounted for using the investment method, are recorded in other assets at their net cash surrender values, as reported by the four issuing insurance companies, whose Standard & Poor’s financial strength ratings are AA+ for the single premium insurance policies and A for the group variable life insurance policy. The net cash surrender values totaled approximately $95,537 and $86,582 as of December 31, 2024, and 2023, respectively. The face value (death benefit) of the life insurance policies underlying the contracts was approximately $197,401 and $191,897 as of December 31, 2024, and 2023, respectively.

(v)	Application of Accounting Pronouncements

In 2022, the NAIC adopted revisions to SSAP No. 43R, Loan-Backed and Structured Securities, which were effective December 31, 2022, and applied on a prospective basis. These revisions require reporting of non-rated residual tranches or interest on Schedule BA at the lower of cost or fair value, with changes reported as an unrealized gain or loss. These revisions also adopted “option1” for revised guidance which retains summarized financial modeling guidance for residential mortgage-backed securities and commercial mortgage-backed securities. These revisions were disclosure only in nature.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(Dollar amounts in thousands)

(2)	Admitted and Nonadmitted Assets

Assets in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus are stated at admitted asset values, which are the values permitted to be reported in the annual report to the Oklahoma Insurance Department. All other assets are “nonadmitted assets” and are excluded from the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus by a charge to surplus. Nonadmitted assets as of December 31 were as follows:

	2024	2023
Deferred tax asset	$64,960	$53,979
Furniture and equipment	10,312	12,737
Prepaids, deposits, and other receivables	22,273	24,179
Uncollected premiums	8,104	5,579
Equipment and software	13,004	10,044
Amounts receivable from reinsurers	1,227	1,227
Agents’ balances	18	2

	$119,898	$107,747

(3)	Investments

(a)	Bonds, Preferred and Common Stocks

As of December 31, 2024, and 2023, the carrying value and estimated fair value of bonds, preferred stock, and common stock were as follows:

	2024
	Carrying value/ amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value
Bonds:
U.S. Treasury securities	$508	$—	$(31)	$477
Special revenue	659,718	2,357	(124,364)	537,712
States and territories	398,509	805	(86,251)	313,063
Foreign government	9,969	—	(2,495)	7,474
Industrial & miscellaneous	2,455,943	12,036	(355,522)	2,112,457
Mortgage-backed & other structured securities	1,094,103	3,460	(141,149)	956,413

Total bonds	4,618,750	18,658	(709,812)	3,927,596

Preferred and common stocks:
Preferred stocks	5,223	1,002	(89)	6,136
Common stocks - unaffiliated	224,961	13,993	(3,343)	235,611
Common stocks - affiliated	104	1,040	—	1,144

Total stocks	230,288	16,035	(3,432)	242,891

Total	$4,849,038	$34,693	$(713,244)	$4,170,487

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(Dollar amounts in thousands)

	2023
	Carrying value/	Gross	Gross	Estimated
	amortized	unrealized	unrealized	fair
	cost	gains	losses	value
Bonds:
U.S. Treasury securities	$512	$—	$(46)	$466
Special revenue	370,442	2,314	(54,765)	317,991
States and territories	740,641	3,482	(136,084)	608,039
Industrial & miscellaneous	2,676,966	24,409	(318,719)	2,382,656
Mortgage-backed & other structured securities	1,045,483	4,314	(142,559)	907,238

Total bonds	4,834,044	34,519	(652,173)	4,216,390

Preferred and common stocks:
Preferred stocks	5,242	505	(5)	5,742
Common stocks - unaffiliated	22,109	8,465	(1,702)	28,872
Common stocks - affiliated	104	1,014	—	1,118

Total stocks	27,455	9,984	(1,707)	35,732

Total	$4,861,499	$44,503	$(653,880)	$4,252,122

(b)	Bonds by Contractual Maturity

The carrying value and estimated fair value of investments in bonds as of December 31, 2024, by expected maturity, are shown below. Scheduled contractual maturities may differ from expected maturities because the issuers of such securities may have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying value/ amortized cost	Estimated fair value
Due in one year or less	$111,817	$105,576
Due after one year through five years	504,319	478,478
Due after five years through ten years	620,530	565,734
Due after ten years	2,287,981	1,821,395
Mortgage-backed & other structured securities	1,094,103	956,413

	$4,618,750	$3,927,596

As of December 31, 2024, approximately $296 of investment income was generated as a result of prepayment penalty and/or acceleration fees. No investment income was generated for prepayment penalties or acceleration fees in 2023 or 2022.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(Dollar amounts in thousands)

Selected information about disposals of bonds is as follows:

	As of December 31,
	2024	2023	2022
Bonds:
Proceeds from sales	$334,646	$79,303	$311,971
Gross realized gains	1,780	302	3,218
Gross realized losses	(29,769)	(2,989)	(11,275)
Net gains (losses) on calls and redemptions	73	(851)	2,668
Net losses on conversions and exchanges	(4,568)	(2,148)	—

(c)	Other-Than-Temporary Impairments

The Company periodically reviews its investment portfolio to determine if provisions for possible losses or provisions for other than temporary impairment (OTTI) are necessary. In connection with this determination, management reviews published fair values, credit ratings, independent appraisals, expected cash flows, and other valuation information. Securities with impairments are written down to the present value of expected cash flows to be collected unless the Company has the intent to sell or inability to retain the security until recovery of amortized cost.

As of December 31, 2024, the Company recorded OTTI of $4,701. There were no OTTI recorded on bonds, preferred, or common stocks in 2023. For the year ended December 31, 2022, the Company recorded OTTI of $1,788. While management believes that no additional provisions for OTTI are currently necessary, adjustments may be necessary in the future due to changes in economic conditions.

(d)	Net Investment Income

Net investment income for the years ended December 31, 2024, 2023, and 2022 is summarized below:

	2024	2023	2022
Interest on bonds	$194,984	$187,338	$171,681
Dividends on preferred and common stocks	7,804	449	299
Interest on mortgage loans	34,936	32,950	31,013
Investment real estate income	7,570	7,055	6,660
Interest on policy loans	3,260	2,927	3,041
Interest on cash & short-term investments & other	10,266	11,963	6,936

Gross investment income	258,820	242,682	219,630
Less investment expenses	45,152	46,436	43,617

Net investment income	$213,668	$196,246	$176,013

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(Dollar amounts in thousands)

Net realized capital gains (losses) for the years ended December 31, 2024, 2023, and 2022 consisted of the following:

	2024	2023	2022
Realized loss on bonds	$(32,483)	$(5,686)	$(5,389)
Realized gain on common stocks of nonaffiliates	1,661	4,154	3,397
Loss on bonds OTTI	(4,701)	—	(1,788)
Other capital (loss) gain	(4,420)	(4,485)	4,535

Total realized capital (losses) gains before federal income tax and IMR transfers	(39,943)	(6,017)	755
Less federal income tax expense (benefit)	(6,136)	263	(25)
Less IMR transfers	(25,947)	(4,549)	(4,091)

Net realized capital (losses) gains	$(7,860)	$(1,731)	$4,871

(e)	Unrealized Losses

Gross unrealized losses on investment securities and the fair value of the related securities, aggregated by investment category and length of time that individual securities are in a continuous unrealized loss position, as of December 31, 2024, and 2023 were as follows:

	2024
	Less than 12 months		12 months or longer		Total
	Estimated Fair value	Unrealized losses	Estimated Fair value	Unrealized losses	Estimated Fair value	Unrealized losses
U.S. Treasury securities	$—	$—	$477	$(31)	$477	$(31)
Special revenue	93,908	(1,454)	363,695	(122,909)	457,603	(124,363)
States & territories	8,834	(412)	283,618	(85,839)	292,452	(86,251)
Foreign government	—	—	7,474	(2,495)	7,474	(2,495)
Corporate bonds	357,538	(22,627)	1,506,374	(332,896)	1,863,912	(355,523)
Loan-backed securities	147,576	(2,475)	468,205	(138,674)	615,781	(141,149)

Total	$607,856	$(26,968)	$2,629,843	$(682,844)	$3,237,699	$(709,812)

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(Dollar amounts in thousands)

	2023
	Less than 12 months		12 months or longer		Total
	Estimated Fair value	Unrealized losses	Estimated Fair value	Unrealized losses	Estimated Fair value	Unrealized losses
U.S. Treasury securities	$—	$—	$466	$(46)	$466	$(46)
Special revenue	31,632	(368)	185,278	(54,397)	216,910	(54,765)
States & territories	4,193	(61)	497,934	(136,023)	502,127	(136,084)
Corporate bonds	110,129	(6,832)	1,856,728	(311,888)	1,966,857	(318,720)
Loan-backed securities	18,611	(216)	590,117	(142,343)	608,728	(142,559)

Total	$164,565	$(7,477)	$3,130,523	$(644,697)	$3,295,088	$(652,174)

The investments included in states and territories are high-grade investment quality bonds. Investments included in special revenue securities are comprised of general obligations of U.S. Government-sponsored agencies for which the U.S. Government is indirectly obligated. The unrealized losses are due to interest rate fluctuations, which result in a decline in market value from the original purchase price. Because the securities were acquired during a period of low interest rates, unrealized losses may continue and may become more severe in a rising interest rate environment. The Company expects the unrealized losses to reverse as the securities shorten in duration and mature and because the Company could hold these investments to maturity and does not intend to sell until a market price recovery or maturity, these investments are not considered other-than-temporarily impaired.

The investments included in corporate securities are comprised of corporate bonds. The unrealized loss is due to interest rate fluctuations, the current market, and the economic environment, which affects corporate credit ratings and changes in sector spreads. The unrealized loss may continue and may become more severe if the economy slows or interest rates rise. Because the decline in fair value is attributable to interest rates and economic changes and a slight decline in credit quality, and because the Company expects all contractual cash flows will be received and has the ability and intent to hold these investments until a market price recovery or maturity, these investments are not considered other-than-temporarily impaired.

The investments included in loan-backed securities are comprised of U.S. Government-sponsored agency mortgage-backed securities for which the U.S. Government is not directly obligated, and private label whole loan collateralized mortgage obligations. The unrealized losses on these securities are a result of the current market and economic conditions that affect the mortgage-backed sector. The credit quality of some mortgage-backed bonds has declined due to the larger number of delinquencies in the market. Because the decline in fair value is attributable to changes in market and economic conditions and the Company believes all contractual cash flows will be received and has the ability and intent to hold these investments until a market price recovery or maturity, these investments are not considered other-than-temporarily impaired. When the Company believes it will not receive all contractual cash flows, the securities are considered other-than-temporarily impaired.

The Company has no direct exposure to subprime mortgage-related risk. An extensive pre-purchase analysis is performed on every loan-backed security. By purchasing only agency mortgage-backed securities and AAA collateralized mortgage-backed whole loan securities, direct exposure to sub-prime mortgages is virtually eliminated.

There were no loan-backed securities that recognized OTTI in 2024, 2023, and 2022 and there were no securities where the present value of cash flows expected to be collected is less than the amortized cost basis.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(Dollar amounts in thousands)

(f)	Mortgage Loans

During 2024, the Company invested $52,900 in new commercial mortgage loans.

The commercial mortgage loan portfolio is invested in a variety of commercial property types located in the United States. As of December 31, 2024, and 2023, the distribution of the portfolio by property type and geographic location was as follows:

	2024		2023
	Carrying Value	% of Total	Carrying Value	% of Total
Property type:
Office	$203,390	27%	$193,124	25%
Retail	264,392	35%	276,405	36%
Industrial	151,339	20%	140,826	18%
Apartments	67,534	8%	72,835	10%
Other	78,250	10%	83,174	11%

Total recorded investment	764,905	100%	766,364	100%

Less valuation allowance	—	—	—	—

Carrying value, net of valuation allowance	$764,905	100%	$766,364	100%

	2024		2023
	Carrying Value	% of Total	Carrying Value	% of Total
Geographic location:
New England	$20,301	3%	$16,259	2%
Middle Atlantic	69,829	9%	69,705	9%
East North Central	124,179	16%	130,144	17%
West North Central	17,865	2%	19,029	3%
South Atlantic	136,154	18%	151,029	20%
East South Central	80,028	11%	79,012	10%
West South Central	83,449	11%	93,125	12%
Mountain	100,369	13%	85,683	11%
Pacific	132,731	17%	122,378	16%

Total recorded investment	764,905	100%	766,364	100%

Less valuation allowance	—	—	—	—

Carrying value, net of valuation allowance	$764,905	100%	$766,364	100%

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(Dollar amounts in thousands)

The following table contains the risk categories of the loan portfolio. Loans are rated from CM1 (highest quality) to CM3 (medium quality). The factors that contribute to the CM category include the sector type, the loan-to-value ratio (LTV), the debt service coverage ratio (DSC), whether the loan is a construction loan, and whether the loan has cash reserves. These loans are transitional or under construction and may not yet be income-producing. The information for this credit quality indicator was updated in December 2024.

	2024		2023
	Carrying	Number of	Carrying	Number of
	Value	Loans	Value	Loans
Risk categories:
CM1	$668,720	282	$652,720	274
CM2	87,677	25	108,729	30
CM3	8,508	2	4,915	1

Carrying value, net of valuation allowance	$764,905	309	$766,364	305

The maximum and minimum lending rates for mortgage loans originated during 2024 were 6.50% and 4.50%, respectively. The maximum and minimum lending rates for mortgage loans originated during 2023 were 6.85% and 5.30%, respectively. The maximum percentage of any one loan to the value of the security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 80% during 2024 and 2023. During 2024 and 2023, the Company did not reduce interest rates on any outstanding mortgage loans. During 2024 and 2023, the Company held no mortgages with interest more than 180 days past due or impaired mortgage loans. The Company did not have any mortgage loans past due as of December 31, 2024, and 2023.

No commercial mortgage loans were written off in 2024 or 2023.

(g)	Securities Lending

Securities loaned are re-registered but remain beneficially owned by the Company. None of the collateral is restricted. Cash collateral received is recorded in securities lending reinvested collateral and the offsetting liabilities are recorded in payable for securities lending. There were no securities loaned outstanding as of December 31, 2024, and 2023.

(h)	Real Estate

During 2024, the Company held certain real estate investments located in Arlington, Texas and Irving, Texas. These investments consist of land and buildings which are leased as commercial office space.

The Company recognized $131 in impairment loss on the Irving, Texas property to record the property at the lower of carrying value or fair value while classified as held for sale. On December 31, 2024, the Company sold its real estate investment in Irving, Texas to a third-party for $18,250. A loss on sale of $3,216 was recognized in net realized capital gains (losses) in the Statutory Statement of Operations.

The Company continues to hold the Arlington, Texas property classified as held for sale as of December 31, 2024. During 2024, the Company recognized $795 in impairment loss to record the property at the lower of its carrying value or fair value while classified as held for sale.

In 2023, increasing vacancy rates and declining fair values in the commercial real estate market led to the Company’s Arlington, Texas and Irving, Texas properties being evaluated for recoverability. Recoverability testing indicated that the properties’ carrying values exceeded the sum of their undiscounted cash flows, and the properties were impaired. Fair value was independently determined for each property from a third-party appraisal. An impairment loss of $734 and $4,787 was recognized for the Arlington, TX property and the Irving, TX property respectively in November 2023.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(Dollar amounts in thousands)

All impairment losses are recorded in net realized capital gains (losses) in the Statutory Statements of Operations.

(i)	Restricted Assets

The following table sets forth restricted assets including pledged assets held by the Company as of December 31, 2024, and 2023:

	Gross (admitted and nonadmitted) restricted
Restricted asset category	Total 2024 admitted restricted	Total 2023 admitted restricted	Increase/ (decrease)	% of 2024 Total Admitted Assets
FHLB capital stock *	$27,218	$26,887	$331	0.33%
On deposit w ith states	3,064	3,068	(4)	0.04%
Pledged collateral to FHLB	927,095	1,001,265	(74,170)	11.19%

Total restricted assets	$957,377	$1,031,220	$(73,843)	11.56%

*	Federal Home Loan Bank (FHLB)

There were no general account restricted assets, including pledged assets, supporting separate account activity as of December 31, 2024, and 2023.

As of December 31, 2024, and 2023, the Company held no other restricted assets.

(4)	Fair Value of Financial Instruments

Assets that are recorded at fair value are categorized into a three-level fair value hierarchy as required by SSAP No. 100R, Fair Value Measurements. The balances of these assets as of December 31, 2024, and 2023 were as follows:

	2024
	Level 1	Level 2	Level 3	Total
Assets recorded at fair value:
Common stock – unaffiliated	233,656	1,955	—	235,611
Common stock – affiliated	—	1,144	—	1,144
Separate account assets	1,735,943	—	—	1,735,943
Perpetual preferred stock	854	—	—	854

Total assets at fair value	$1,970,453	$3,099	$—	$1,973,552

	2023
	Level 1	Level 2	Level 3	Total
Assets recorded at fair value:
Common stock – unaffiliated	27,250	1,622	—	28,872
Common stock – affiliated	—	1,118	—	1,118
Separate account assets	1,482,468	—	—	1,482,468
Perpetual preferred stock	231	—	—	231

Total assets at fair value	$1,509,949	$2,740	$—	$1,512,689

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(Dollar amounts in thousands)

As of December 31, 2024 and 2023, there were no securities reported at fair value with unobservable inputs (Level 3).

The following tables set forth the Company’s financial instruments’ fair value, carrying amount and level of fair value amounts as of December 31, 2024, and 2023:

		Estimated fair value as of December 31, 2024
Financial Instruments	Carrying amount	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)	Net Asset Value or Equivalent	Total
Assets:
Separate account assets	$1,735,943	$1,735,943	$—	$—	$—	$—	$1,735,943
Policy loans	54,099	—	—	—	54,099	—	54,099
Other invested assets	185,092	—	9,783	2,402	—	173,719	185,904
Cash and short-term investments	323,680	323,680	—	—	—	—	323,680
Bonds	4,618,750	477	3,868,200	58,918	—	—	3,927,595
Common stock	236,755	233,656	3,099	—	—	—	236,755
Preferred stock	5,866	1,777	4,359	—	—	—	6,136
Mortgage loans	764,905	—	—	699,643	—	—	699,643
Liabilities:
Certain policy liabilities	$2,306,243	$—	$—	$2,305,492	$—	$—	$2,305,492
Borrowed money	224,000	—	219,145	—	—	—	219,145

		Estimated fair value as of December 31, 2023
Financial Instruments	Carrying amount	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)	Net Asset Value or Equivalent	Total
Assets:
Separate account assets	$1,482,468	$1,482,468	$—	$—	$—	$—	$1,482,468
Policy loans	50,836	—	—	—	50,836	—	50,836
Other invested assets	187,000	—	10,889	659	—	176,553	188,101
Cash and short-term investments	277,571	277,571	—	—	—	—	277,571
Bonds	4,834,044	466	4,160,948	54,976	—	—	4,216,390
Common stock	29,990	27,250	2,740	—	—	—	29,990
Preferred stock	5,242	1,237	4,505	—	—	—	5,742
Mortgage loans	766,364	—	—	714,308	—	—	714,308
Liabilities:
Certain policy liabilities	$2,267,630	$—	$—	$2,266,742	$—	$—	$2,266,742
Borrowed money	287,213	—	278,659	—	—	—	278,659

(a)	Cash and Short-Term Investments

The carrying amounts of the financial instruments listed above approximate their fair values because they mature within a relatively short period of time, and do not present unanticipated credit concerns.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(Dollar amounts in thousands)

(b)	Bonds, Common Stocks, Preferred Stocks, and Other Invested Assets

For fixed maturities and marketable equity securities, for which market quotations generally are available, the Company primarily uses independent pricing services to assist in determining fair value measurements. When the fair value of certain securities is not readily available, the fair value estimates are based on quoted market prices of similar instruments adjusted for the differences between the quoted instruments and the instruments being valued, or fair value is estimated using discounted cash flow analysis. Interest rates used in this analysis are similar to currently offered contracts with comparable maturities as the investments being valued. The Company’s investments also include certain less liquid or private fixed-maturity debt and equity securities, such as private placements and certain structured notes. Valuations are estimated based on nonbinding broker prices or valuation models such as discounted cash flow models and other similar techniques that use observable or unobservable inputs and are considered Level 3.

Certain of the Company’s other invested assets include investments in limited partnerships that are measured using net asset value (NAV) as a practical expedient to fair value. Investment strategies of these investments include private equity, direct real estate, middle market lending, and commercial mortgage lending. Investments measured at NAV totaling $51,919 are in closed-end investment vehicles that cannot be redeemed until maturity, ranging from 2025 to 2035.

The fair value of equity securities is based on quotations from independent pricing services, published bid prices, or bid quotations received from securities dealers.

Separate account assets, which consist of common stocks, are valued at unadjusted quoted prices and are classified as Level 1.

(c)	Mortgage Loans

Fair values are estimated for portfolios of loans with similar characteristics using a discounted cash flow model. Commercial mortgage loans have average net yield rates of 4.42% and 4.31% for December 31, 2024, and 2023, respectively. These rates reflect the credit and interest rate risk inherent in the loans. Assumptions regarding credit risk, cash flows, and discount rates are judgmentally determined using available market information and specific borrower information.

(d)	Policy Loans

Policy loans have average interest yields of 6.21% and 5.92% as of December 31, 2024, and 2023, respectively, and have no specified maturity dates. These loans typically carry an interest rate that is tied to the crediting rate applied to the related policy and contract reserves. Policy loans are an integral part of the life insurance policies that the Company has in force and cannot be valued separately.

(e)	Certain Policy Liabilities

Certain policies sold by the Company are investment-type contracts. These liabilities are segregated into two categories: premiums and other deposit funds and immediate annuities. These liabilities are further defined to segregate the deferred annuity contract with life contingencies, which are reported as aggregate reserves for life policies and contracts. The fair value of aggregate reserves for life policies and contracts is estimated as the fund value of each policy less applicable surrender charges. The fair value of the immediate annuities without life contingencies and premiums and other deposit funds is estimated as the discounted cash flows of expected future benefits less the discounted cash flows of expected future premiums, using the current U.S. Treasury spot rates.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(Dollar amounts in thousands)

	2024		2023
	Carrying	Estimated	Carrying	Estimated
	value/cost	fair value	value/cost	fair value
Aggregate reserves for life policies & contracts	$2,306,243	$2,305,492	$2,267,630	$2,266,742
Annuities	$16,935	$16,663	$17,389	$17,277

(f)	Borrowed Money

The fair value of the Company’s notes payable is estimated by the present value of a stream of future expected cash flows using an appropriate discount rate. Discount factors are based on current borrowing rates adjusted for the remaining duration of those borrowings.

(5)	Low-Income Housing Tax Credit

Low-income housing tax credits (LIHTC) are recorded within other invested assets in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. During the years ended December 31, 2024, and 2023 and as of December 31, 2024, and 2023, LIHTC were as follows:

	2024
Fund Name	Initial Investement	Remaining Years of Unexpired Credits	Remaining Years Required to Hold LIHTC Investments	Amount of LIHTC & Other Tax Benefits Recognized	Balance of Investment Recognized
Oklahoma Fund III, LP	2010	0	4	$6	$11
Oklahoma Fund IV, LP	2012	0	4	4	46
MHEG Community Fund 41, LP	2013	3	8	74	84
MHEG Community Fund 43, LP	2014	3	8	35	129
MHEG Community Fund 45, LP	2015	4	9	79	195

Total				$198	$465

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(Dollar amounts in thousands)

	2023
Fund Name	Initial Investement	Remaining Years of Unexpired Credits	Remaining Years Required to Hold LIHTC Investments	Amount of LIHTC & Other Tax Benefits Recognized	Balance of Investment Recognized
Oklahoma Fund III, LP	2010	0	5	$9	$17
Oklahoma Fund IV, LP	2012	0	5	23	49
MHEG Community Fund 41, LP	2013	4	9	73	159
MHEG Community Fund 43, LP	2014	4	9	75	162
MHEG Community Fund 45, LP	2015	5	10	75	272

Total				$255	$659

LIHTC property is not subject to regulatory reviews and does not exceed 10% of total admitted assets as of December 31, 2024, and 2023. The Company did not recognize impairment losses on the LIHTC investments in 2024 or 2023.

(6)	Separate Accounts

The Company utilizes Separate Accounts to record and account for variable annuity business. In accordance with the Insurance Code of the State of Oklahoma, variable annuities are supported for separate account classification by Title 36, Chapter 2, Section 6061. As of December 31, 2024, and 2023, the Company Separate Account statement included legally insulated assets of approximately $1,735,943 and $1,482,468, respectively, attributed to variable annuity contracts. The Separate Accounts held by the Company represent nonguaranteed variable annuity funds. The Separate Accounts do not have a securities lending program.

The assets of these accounts are carried at fair value. The net investment experience of the Separate Accounts is credited directly to the policyholder and can be positive or negative. These variable annuities generally provide an incidental death benefit of the greater of account value or premium paid. The minimum guaranteed death benefit reserve is held in Exhibit 5, Miscellaneous Reserves Section, of the Company’s general account annual statement.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(Dollar amounts in thousands)

	2024	2023	2022
1. Premiums, considerations, or deposits for year ended December 31	$117,149	$110,691	$106,312
2. Reserves as of December 31:
For accounts with assets at:
a. Fair value	$1,735,943	$1,482,468	$1,206,759
b. Amortized cost	—	—	—

c. Total reserves	$1,735,943	$1,482,468	$1,206,759

3. By withdrawal characteristics:
a. Subject to discretionary withdrawal	$—	$—	$—
b. With market value adjustment	—	—	—
c. At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—
d. At fair value	$1,735,943	$1,482,468	$1,206,759
e. At book value without market value adjustment and with current surrender charge less than 5%	—	—	—

f. Subtotal	$1,735,943	$1,482,468	$1,206,759
g. Not subject to discretionary withdrawal	—	—	—

h. Total	$1,735,943	$1,482,468	$1,206,759

4. Reserves for asset default risk in lieu of AVR	$—	$—	$—

Reconciliation of net transfers to or (from) Separate Accounts.

	2024	2023	2022
Transfers as reported in the statements of operations of the separate accounts statements:
Transfers to separate accounts	$117,149	$110,691	$106,312
Transfers from separate accounts	(107,222)	(73,715)	(66,521)

Net transfers to separate accounts	9,927	36,976	39,791

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(Dollar amounts in thousands)

(7)	Aggregate Reserves

As of December 31, 2024, and 2023 the following table summarizes the aggregate reserves for the Company:

	2024	2023
Life, accident and health annual statement:
Life insurance, net	$690,628	$634,180
Accidental death benefits, net	7,389	6,195
Disability - active lives, net	17,898	14,588
Disability - disabled lives, net	7,000	7,478
Miscellaneous reserves, net	19,472	18,945

Total Aggregate Reserves	$742,387	$681,386

The Company had approximately $1,176,509 and $1,265,300 of insurance in force (after reinsurance ceded) for which the gross premiums are less than the net premiums according to the standard valuation set by the state of Oklahoma as of December 31, 2024 and 2023, respectively.

As of December 31, 2024 and 2023, the total gross annuity actuarial reserves and deposit liabilities were approximately $4,436,577 and $4,075,240, respectively, and the net annuity actuarial reserves and deposit liabilities were approximately $4,432,189 and $4,070,716, respectively. The ceded amount of annuity actuarial reserves and deposit liabilities was approximately $4,388 and $4,524 as of December 31, 2024 and 2023, respectively. The Company’s earnings related to these products are impacted by conditions in the overall interest rate environment.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(Dollar amounts in thousands)

The following table summarizes the analysis of life and annuity actuarial reserves by withdrawal characteristics as of December 31, 2024 and 2023:

	Cash Value		Reserves
	2024	2023	2024	2023
Subject to discretionary withdrawal, surrender values or policy loans:
Term Policies with Cash Value	$3,628	$1,450	$2,105	$900
Universal Life	24,441	26,479	25,057	27,071
Universal Life with Secondary Guarantees	27,041	29,161	27,284	29,484
Other Permanent Cash Value Life Insurance	456,187	438,113	713,947	678,693
Miscellaneous Reserves	—	—	2,756	1,767
Not subject to discretionary withdrawal or no cash values:
Term Policies without Cash Value	XXX	XXX	261,975	257,000
Accidental Death Benefits	XXX	XXX	7,468	6,289
Disability - Active Lives	XXX	XXX	17,951	14,650
Disability - Disabled Lives	XXX	XXX	8,233	8,677
Miscellaneous Reserves	XXX	XXX	233,008	261,937

Total, gross	$511,297	$495,203	$1,299,784	$1,286,468

Reinsurance Ceded	198,258	208,806	557,397	605,082

Total, net	$313,039	$286,397	$742,387	$681,386

The amount of annuities (Group and Individual) with life contingencies as of December 31, 2024 and 2023 were as follows:

	General Accounts		Separate Account Nonguaranteed
Individual & Group Annuities	2024	2023	2024	2023
Subject to discretionary withdrawal
At book value less current surrender charge of 5% or more	$21,008	$22,526	$—	$—
At fair value	—	—	1,724,554	1,471,312
At book value without adjustment (minimal or no charge or adjustment)	2,289,582	2,249,614	—	—
Not subject to discretionary withdrawal	19,421	19,629	—	—

Total, gross	$2,330,011	$2,291,769	$1,724,554	$1,471,312

Reinsurance ceded	4,363	4,525	—	—

Total, net	$2,325,648	$2,287,244	$1,724,554	$1,471,312

The amount included in annuities subject to discretionary withdrawal at book value less current surrender charges of 5% or more that will move to annuities subject to discretionary withdrawal at book value without adjustments was $8,413 and $8,462 respectively as of December 31, 2024 and 2023.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(Dollar amounts in thousands)

The amount of deposit-type contract funds as of December 31, 2024 and 2023 were as follows:

	2024	2023
Subject to discretionary withdrawal, book value	193	$196
Not subject to discretionary withdrawal	381,819	311,965

Total, gross	382,012	312,161
Reinsurance ceded	25	107

Total, net	381,987	$312,054

Reconciliation of Reserves
	2024	2023
Life & Accident & Health Annual Statement
Annuities	$2,306,243	$2,267,630
Supplementary Contracts w/ Life Contingencies	19,405	19,614
Deposit-Type Contracts	381,987	312,054

Subtotal	2,707,635	2,599,298

Separate Accounts Annual Statement	1,724,554	1,471,312

Combined Total	$4,432,189	$4,070,610

(8)	Liability for Accident and Health Reserves

Activity in the liabilities for accident and health policy reserves and policy claims is summarized in the following table. The liabilities for accident and health policy reserves and policy claims include policy and contract claims in process and the corresponding claims reserve. The amounts are included as a component of the aggregate reserves for accident and health policies and the policy and contract claims presented in the accompanying Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

	2024	2023	2022
Liability beginning of year, net of reinsurance	$595,190	$616,497	$595,747
Incurred related to:
Current year	494,887	515,006	525,127
Prior years	(53,420)	(51,862)	(24,689)

Total incurred	441,467	463,144	500,438

Paid related to:
Current year	278,852	269,844	259,215
Prior years	196,486	214,607	220,473

Total paid	475,338	484,451	479,688

Liability end of year, net of reinsurance	$561,319	$595,190	$616,497

Reinsurance recoverable on paid losses was approximately $28 and $39 as of December 31, 2024 and 2023, respectively.

The liability for unpaid policy claims is comprised of claims incurred but not reported and claims reported and in course of settlement. The accident and health policy reserve includes a claim reserve of approximately $440,869 and $456,588 in 2024 and 2023, respectively, which represents the estimated present value of future benefits.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(Dollar amounts in thousands)

The liability for policy and contract claims presented in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus also included $18,413 and $21,008 of life contract claims as of December 31, 2024 and 2023, respectively.

The provision for accident and health (A&H) benefits pertaining to prior years decreased approximately $53,420 in 2024 from the prior year estimate. This decrease overall includes better than expected experience of approximately $34,344 for disability, $23,030 for group medical, and worse than expected experiences of approximately $3,954 for cancer/individual medical.

The provision for A&H benefits pertaining to prior years decreased approximately $51,862 in 2023 from the prior year estimate. This decrease overall includes better than expected experience of approximately $38,012 for disability, $537 as group medical, and approximately $16,774 in all other lines of A&H business, and worse than expected experiences of approximately $3,461 for cancer/individual medical.

The provision for A&H benefits pertaining to prior years decreased approximately $24,689 in 2022 from the prior year estimate. This decrease overall includes better than expected experience of approximately $23,224 for disability, $3,622 as group medical, and approximately $1,448 in all other lines of A&H business, and worse than expected experiences of approximately $3,605 for cancer/individual medical.

The Company did not incur additional expense stemming from lawsuits for extra contractual obligations or bad faith in 2024, 2023 or 2022.

(9)	Reinsurance

Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Management believes that all reinsurers presently used are financially sound and will be able to meet their contractual obligations; therefore, no significant allowance for uncollectible amounts has been included in the Company’s statutory financial statements as of December 31, 2024 and 2023.

On March 6, 2019, Scottish Re US Inc. (“Scottish Re”), a reinsurance company domiciled in Delaware, was ordered into receivership for the purposes of rehabilitation by the Court of Chancery of the State of Delaware (the “Court”). The proposed Plan of Rehabilitation of Scottish Re was filed in the Court on June 30, 2020. On July 18, 2023, Scottish Re was declared insolvent and ordered to liquidate by the Court. As set forth in the Liquidation and Injunction Order (the “Order”), all agreements of reinsurance issued by Scottish Re were canceled September 30, 2023. At the time of cancellation, reinsurance recoverables on paid losses of approximately $2,454 related to Scottish Re were written off. Additionally, the Company removed an associated reserve credit of approximately $10,567 as of September 30, 2023. See Note 17 for impact of liquidation on Mid-Continent Life block of business.

The Company established a liquidation receivable of approximately $2,230, net of impairment of approximately $2,230; however, the timing of the receipt of payment is currently not known as the final liquidation policy and procedures documents have not yet been finalized by the Court. The liquidation receivable is an encumbered asset, and as a result, the Company elected to non-admit the full receivable.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(Dollar amounts in thousands)

The Company will continue to monitor developments related to the Order, including any expected recovery of outstanding amounts receivable.

For reinsurance arrangements outside of Scottish Re, the estimated amounts that reduced the reserves for future policy benefits as of December 31, 2024 and 2023 for reinsurance ceded were approximately $881,624 and $938,193, respectively. As of December 31, 2024 and 2023, amounts that reduced the reserves for future policy benefits of approximately $521,950 and $563,571 respectively, were associated with one reinsurer.

As of December 31, 2024 and 2023, the Company had unsecured aggregate recoverable from the following reinsurers for policy and contracts claims, paid and unpaid, that exceeds 3% of the Company’s surplus, as follows:

Group	2024	2023
Hannover Reassurance (Ireland) LTD	$19,315	$20,626
Hannover Life Reassurance Company	2,775	6,607

Total group	$22,090	$27,233

Reinsurance agreements in effect for life insurance policies provide for retention amounts that vary according to the age of the insured and the type of risk. The maximum retention for most life insurance plans is $500. Lower limits apply for certain coverages. Higher amounts, not exceeding $1,000, are retained for certain policies that were reinsured under agreements terminated on September 30, 2023, due to the liquidation of Scottish Re. The maximum retention for currently issued group life insurance is $25, and the maximum retention for Latin American individual life insurance is $250. As of December 31, 2024 and 2023, the face amounts of life insurance in force that are reinsured amounted to approximately $6,184,600 and $6,591,884, respectively (approximately 15.06% and 17.13% of total life insurance in force, respectively).

Reinsurance agreements in effect for accident and health insurance policies vary with the type of coverage. There are no accident and health reinsurance treaties subject to retention limits.

The effects of reinsurance agreements on earned premiums, prior to deductions for benefits and commission allowances, are as follows for the years ended December 31, 2024, 2023 and 2022:

	2024	2023	2022
Reinsurance ceded	$71,119	$107,609	$120,535
Reinsurance assumed	4,581	29,904	62,769

Reinsurance agreements reduced benefits paid for life and accident and health policies by approximately $159,664, $163,673, and $153,860 for the years ended December 31, 2024, 2023 and 2022, respectively.

The Company had no commutation of reinsurance or ceding entities that utilized captive reinsurers to assume reserves subject to the XXX/AXXX Captive Framework in 2024 or 2023.

The Company had no certified reinsurance rating downgraded or status subject to revocation. The Company had no reinsurance of variable annuity contracts/certificates with an affiliate captive reinsurer. There were no reinsurance agreements with affiliated captive reinsurers.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(Dollar amounts in thousands)

(10)	Federal Home Loan Bank Funding Agreement

The Company is a member of the Federal Home Loan Bank (FHLB) of Topeka, KS. Through its membership, the Company has issued debt to the FHLB Topeka in exchange for cash advances in the amount of $224,000 and $363,500 in funding agreements. The Company evaluates the agreements issued to the FHLB on an individual basis and accounts for them according to the substance of the individual arrangement. Funding agreements, including those used in an investment spread capacity, are accounted for in accordance with SSAP No. 52, Deposit-Type Contracts. Any funds obtained from the FHLB Topeka for use in general operations are accounted for consistently with SSAP No. 15, Debt and Holding Company Obligations, as borrowed money. The pledged securities are held in the Company’s name in a custodial account at United Missouri Bank, N.A. to secure current and future borrowings. To participate in this available credit, the Company has acquired 272 shares of FHLB common stock with a total carrying value of approximately $27,218 and $26,887 as of December 31, 2024, and 2023, respectively.

(a)	FHLB Capital Stock

Aggregate totals as of December 31, 2024, and 2023:

	2024	2023
Membership Stock-Class A	$600	$600
Activity stock	25,938	25,600
Excess stock	680	687

Aggregate total	$27,218	$26,887

Actual or estimated borrowing capacity as determined by the insurer	$629,395	$696,791

As of December 31, 2024, $100 of Class A membership stock is eligible for redemption within six months. The remaining Class A membership stock is not eligible for redemption.

(b)	Collateral Pledged to FHLB

The Company is required to maintain a collateral security deposit against these borrowings with the custodian bank. As of December 31, 2024, assets having a fair value and carrying value of $753,626 and $927,095 respectively, were in a segregated fund at the custodian bank. For the year ended December 31, 2024, the maximum amount pledged had a fair value and a carrying value of $822,391 and $1,027,304, respectively. Total aggregate borrowings at the time of maximum collateral were $587,500.

As of December 31, 2023, assets having a fair value and carrying value of $806,024 and $1,001,265, respectively, were in a segregated fund at the custodian bank. For the year ended December 31, 2023, the maximum amount pledged had a fair value and a carrying value of $880,043 and $1,036,419, respectively. Total aggregate borrowings at the time of maximum collateral were $590,000.

(c)	FHLB Borrowings

As of December 31, 2024, and 2023, the face amount and carrying value of borrowings accounted for as debt were $224,000 and $286,500, respectively. These borrowings have issue dates ranging from 2015 to 2021.

Interest accrues at a rate of 1.13% to 4.60%. The effective interest rate was 2.90%. FHLB has the option to convert the initial rate of interest to an adjustable rate of interest on one of these borrowings. If FHLB exercises its conversion option, the Company may prepay the advance in full or in part without fee on the initial rate reset date and any subsequent rate reset date.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(Dollar amounts in thousands)

Interest paid on advances during the years ended December 31, 2024, 2023, and 2022 was approximately $7,301, $9,158, and $9,443, respectively, and is included in investment expenses in net investment income in the accompanying Statutory Statements of Operations. As of December 31, 2024, and 2023, $557 and $713 in interest were due on these advances for each year, respectively.

The maximum amount of aggregate borrowings during the year was $587,500.

Scheduled maturities (excluding interest) of the above indebtedness as of December 31, 2024, were as follows:

2025	$60,000
2026	65,000
2027	66,500
2028	32,500

$224,000

(11)	Income Taxes

The Company determined its income taxes pursuant to SSAP No. 101, Income Taxes, for the year ended December 31, 2024 and 2023.

The Company’s net deferred tax assets and deferred tax liabilities as of December 31 and the change from the prior year are comprised of the following components:

	2024			2023			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$143,459	$1,460	$144,919	$131,990	$1,415	$133,405	$11,469	$45	$11,514
Statutory valuation allowance adjustments	—	—	—	—	—	—	—	—	—

Adjusted gross deferred tax assets	143,459	1,460	144,919	131,990	1,415	133,405	11,469	45	11,514
Deferred tax asset nonadmitted	64,960	—	64,960	53,979	—	53,979	10,981	—	10,981

Sub-total net admitted deferred tax assets	78,499	1,460	79,959	78,011	1,415	79,426	488	45	533
Deferred tax liabilities	26,116	6,127	32,243	25,872	7,129	33,001	244	(1,002)	(758)

Net admitted deferred tax assets (liabilities)	$52,383	$(4,667)	$47,716	$52,139	$(5,714)	$46,425	$244	$1,047	$1,291

Management has reviewed whether a valuation allowance is needed on its total gross deferred tax assets reported above based on factors such as past history and trends, projected taxable income, and expiration of carryforwards. Management believes that in 2024 and 2023 it is more likely than not that the results of operations will generate sufficient taxable income to realize its gross deferred tax assets on ordinary items. Additionally, in 2024 and 2023, management believes that there are sufficient capital gains available in its capital assets portfolio and that holding its fixed debt securities in a loss position to maturity or recovery substantiates the Company’s ability to realize its gross deferred tax assets on capital items. Therefore, no statutory valuation allowance adjustments are needed in 2024 or 2023.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(Dollar amounts in thousands)

The Company’s admission calculation components are as follows:

	2024			2023			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
(a) Federal income taxes paid in prior years years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—

(b)   Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation. (The lesser of (b)1 and (b)2 below):

1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	47,395	321	47,716	45,266	1,159	46,425	2,129	(838)	1,291
2. Adjusted gross deferred tax assets allowed per limitation threshold	—	—	99,159	—	—	96,580	—	—	2,579
Lesser of b(1) or b(2)	47,395	321	47,716	45,266	1,159	46,425	2,129	(838)	1,291
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	31,104	1,139	32,243	32,745	256	33,001	(1,641)	883	(758)

(d) Deferred tax assets admitted
Total ((a) + (b) + (c ))	$78,499	$1,460	$79,959	$78,011	$1,415	$79,426	$488	$45	$533

	2024	2023
Ratio percentage used to determine recovery period and threshold limitation amount	762%	776%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in (b) 2 above	$661,061	$643,870

As of December 31, the change in the net deferred income taxes is comprised of the following (this analysis is exclusive of the nonadmitted deferred tax assets as the change in nonadmitted assets is reported separately from the change in net deferred income taxes in the Statutory Statements of Changes in Capital and Surplus):

	2024	2023	Change
Gross deferred tax assets	$144,919	$133,405	$11,514
Gross deferred tax liabilities	32,243	33,001	(758)

Net deferred tax assets/deferred tax liabilities	112,676	100,404	12,272
Tax effect of unrealized (gains)	(5,173)	(6,146)	973

Net deferred income taxes	$117,849	$106,550	$11,299

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(Dollar amounts in thousands)

The impact of the Company’s tax planning strategies as of December 31 is as follows:

	2024		2023		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Adjusted gross deferred tax assets	$143,459	$1,460	$131,990	$1,415	$11,469	$45
Percentage of adjusted gross deferred tax assets attributabe to the impact of tax planning strategies	—%	1.0%	—%	1.1%	—%	(0.1)%
Net admitted adjusted gross deferred tax assets	$78,499	$1,460	$78,011	$1,415	$488	$45
Percentage of net admitted adjusted gross deferred tax asset attributable to the impact of tax planning strategies	—%	1.8%	—%	1.8%	—%	—%

None of the Company’s tax-planning strategies include the use of reinsurance.

There are no temporary differences for which deferred tax liabilities are not recognized.

As of December 31, current income taxes incurred consist of the following major components:

	2024	2023	Change
Current federal income tax – operations	$55,773	$48,110	$7,663
Foreign income tax	—	—	—

Subtotal	55,773	48,110	7,663
Current federal income tax on capital gains taxes incurred	(6,136)	263	(6,399)

Federal and foreign income taxes incurred	$49,637	$48,373	$1,264

	2023	2022	Change
Current federal income tax – operations	$48,110	$34,892	$13,218
Foreign income tax	—	—	—

Subtotal	48,110	34,892	13,218
Current federal income tax on capital gains taxes incurred	263	(26)	289

Federal and foreign income taxes incurred	$48,373	$34,866	$13,507

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(Dollar amounts in thousands)

As of December 31, deferred income tax assets and liabilities consist of the following major components:

	2024	2023	Change
Deferred tax assets:
Ordinary:
Discounting of unpaid losses	$16,941	$16,431	$510
Policyholder reserves	24,291	22,451	1,840
Deferred acquisition costs	68,835	60,238	8,597
Fixed assets	6,784	4,135	2,649
Compensation and benefits accrual	13,640	13,554	86
Pension accrual	—	4	(4)
Receivables – nonadmitted	11,537	11,389	148
Other	1,431	3,788	(2,357)

Subtotal	143,459	131,990	11,469
Nonadmitted	64,960	53,979	10,981

Admitted ordinary deferred tax assets	78,499	78,011	488

Capital:
Investments	1,133	255	878
Real Estate	321	1,160	(839)
Other	6	—	6

Admitted capital deferred tax assets	1,460	1,415	45

Admitted deferred tax assets	79,959	79,426	533

Deferred tax liabilities:
Ordinary:
Investments	1,336	133	1,203
Deferred and uncollected premium	19,568	20,421	(853)
Other	5,212	5,318	(106)

Subtotal	26,116	25,872	244

Capital:
Investments	6,127	7,129	(1,002)
Real estate	—	—	—

Subtotal	6,127	7,129	(1,002)

Deferred tax liabilities	32,243	33,001	(758)

Net deferred tax assets	$47,716	$46,425	$1,291

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(Dollar amounts in thousands)

The following items are included in other ordinary deferred tax liabilities:

	2024	2023	Change
Change in reserve method	$1,664	$3,356	$(1,692)
Scottish Re liquidation receivable allowances	1,962	1,962	—
Investments Other Bonds, Stocks, and Real Estate	1,262	—	1,262
Other (items < 5% of total ordinary tax liabilities)	324	—	324

Total	$5,212	$5,318	$(106)

The Company’s income tax incurred and change in deferred tax differ from the amount obtained by applying the federal statutory rate of 21% to income before income taxes and net realized capital gains (losses) as follows:

		Effective		Effective		Effective
		2024 tax		2023 tax		2022 tax
	2024	rate	2023	rate	2022	rate
Income before taxes and realized capital gains	$284,260	—%	$241,133	—%	$202,032	—%
Income tax expense at 21% statutory rate	59,694	21.00%	50,638	21.00%	42,427	21.00%
Increase (decrease) in tax resulting from:
Dividends received deduction	(1,755)	-0.6%	(1,081)	-0.4%	(987)	-0.5%
Nondeductible expenses for meals and other items	(482)	-0.2%	(68)	0.0%	(887)	-0.4%
Management fees	(3,570)	-1.3%	(2,667)	-1.1%	(3,465)	-1.6%
Tax credits	(1,795)	-0.6%	(1,717)	-0.7%	(1,753)	-0.9%
Tax-exempt income	(2,028)	-0.7%	(2,089)	-0.9%	(2,361)	-1.2%
Tax adjustment for IMR	(1,653)	-0.6%	(2,117)	-0.9%	(2,367)	-1.2%
Deferred tax benefit on nonadmitted assets	(148)	-0.1%	(307)	-0.1%	(2,116)	-1.0%
Timing differences on realized gains and losses	(2,123)	-0.7%	(1,037)	-0.4%	480	0.2%
Prior year return to provision and amended return adjustments	(1,666)	-0.6%	(919)	-0.4%	(1,333)	-0.7%

Total income tax expected	$44,474	15.6%	$38,636	16.1%	$27,638	13.7%

Current income taxes incurred (excludes tax on net realized gains and losses)	$55,773	19.6%	$48,110	20.0%	$34,892	17.3%
Net change in deferred income taxes (excludes tax on unrealized gains and losses)	(11,299)	-4.0%	(9,474)	-3.9%	(7,254)	-3.6%

Total income tax reported	$44,474	15.6%	$38,636	16.1%	$27,638	13.7%

As of December 31, 2024, there are no operations loss deductions, capital loss, or tax credit carryforwards available for tax purposes. For purposes of the Corporate Alternative Minimum Tax (“CAMT”), the Company is a nonapplicable reporting entity.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(Dollar amounts in thousands)

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

	Ordinary	Capital	Total
December 31, 2024	$—	$—	$—
December 31, 2023	$—	$—	$—
December 31, 2022	$—	$63	$63

Capital losses can be carried back three years to the extent that capital gains were generated in the carryback years. The amounts in this table represent the income tax incurred on capital gains in the current and prior years that will be available for recoupment in the event of future net capital losses.

As of December 31, 2024, there were no deposits admitted under Section 6603 of the Internal Revenue Code.

The Company is included in a consolidated federal income tax return with the following entities:

American Fidelity Corporation	Home Rentals Inc.
American Public Life Insurance Company	Apple Creek Apartments, Inc.
American Fidelity Securities, Inc.	American Fidelity International Holdings, Inc.
Market Place Realty Corporation	AF Apartments, Inc.
American Fidelity General Agency, Inc.	American Fidelity Property Services, LLC
First Financial Securities of America, Inc.	American Fidelity Community Services, Inc.
American Fidelity Property Company	InvesTrust
AF Professional Employment Group, LLC	American Fidelity Administrative Services, LLC
Alcott HR Group, LLC	Cameron Ventures International I, Inc.

The method of tax allocation between the companies is subject to a written agreement approved by the Board of Directors. Allocation is based on separate return calculations at the group’s effective tax rate with current credit for net losses. Intercompany tax balances are settled annually.

The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

As of December 31, 2024, the Company did not owe or pay any Repatriation Transition Tax installments under the Tax Cuts and Jobs Act of 2017.

As of December 31, 2024, the Company has no AMT credit carryforward.

The Company files income tax returns in the US federal jurisdiction and various states. The tax years 2017 and 2018 as well as 2021 through 2024 remain open to US federal and state and local income tax examinations. The Company is not currently under examination by any taxing authority.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(Dollar amounts in thousands)

(12)	Employee Benefit Plans

The Company participates in a pension plan (the Plan), sponsored by AFC, and is not directly liable for obligations under the Plan. The Plan covers all employees who have satisfied longevity and age requirements. The Company’s funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes. Contributions are intended to provide not only for benefits attributed to service to date, but also for those expected to be earned in the future. The Company contributed approximately $0, $5,000 and $14,800 to the Plan during the years ended December 31, 2024, 2023 and 2022, respectively. AFC also offers certain postretirement benefits other than the Plan.

The Company participates in a defined-contribution thrift and profit-sharing plan as provided under Section 401(a) of the Internal Revenue Code (the Code), which includes the tax deferral feature for employee contributions provided by Section 401(k) of the Code. The Company contributed approximately $14,743, $14,136 and $12,437 to this plan during the years ended December 31, 2024, 2023 and 2022, respectively.

(13)	Leases

The Company leases various properties to nonaffiliates under operating lease agreements, which expire or are cancelable within one year. The properties leased are included in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as investment real estate. Rental income on these properties is included in the Statutory Statements of Operations as net investment income.

Investment real estate held for lease is as follows as of December 31:

	2024	2023
Land and buildings, net of encumbrances	$32,561	$46,156
Less accumulated depreciation	(12,461)	(21,207)

Net investment in real estate held for lease	$20,100	$24,949

Rent expense for the years ended December 31, 2024, 2023 and 2022 was approximately $28,556, $26,832 and $25,182, respectively. A portion of rent expense relates to leases that expire or are cancelable within one year. The approximate aggregate minimum annual rental commitments as of December 31, 2024, under noncancelable long-term leases for office space are as follows:

2025	$6,812
2026	6,562
2027	6,760
2028	6,533
2029	6,679
Thereafter	59,354

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(Dollar amounts in thousands)

(14)	Transactions with Affiliates

The following is a summary of the significant ownership and affiliated entity relationships that existed as of December 31, 2024:

William M. Cameron and Lynda L. Cameron	Cameron Ventures, LLC and its affiliate
Cameron Associates, Inc.	American Fidelity Community Services, Inc.
American Fidelity Corporation	American Fidelity General Agency, Inc.
American Public Life Insurance Company	American Fidelity Property Company and its affiliates
American Fidelity International (Bermuda) Ltd.	American Fidelity Property Services, LLC
American Fidelity Global Solutions Ltd.	Apple Creek Apartments, Inc.
American Fidelity Administrative Services, LLC	Home Rentals, Inc. and its affiliates
American Fidelity Securities, Inc.	InvesTrust Wealth Management, LLC and its affiliates
First Fidelity Bancorp, Inc. and its affiliates	InvesTrust
First Financial Securities of America, Inc.	Market Place Realty Corporation
9000 Broadway Owners Association, LLC	Oklahoma Winery Partners, LLC
AF Apartments, Inc.	Chateau Cameron, LP and its affiliates
AF Professional Employment Group, LLC	Cameron Capital Management, Inc. and its affiliates
Alcott HR Group, LLC, and its affiliates	Cameron Family Legacy Fund, LP and its affilitates
American Fidelity International Holdings, Inc. and its affiliates	Cameron Brokerage, LLC and its affiliates
Cameron Enterprises A Limited Partnership and its affiliates

See ultimate parent and ownership disclosed in Note 1a. The operations of the Company may not be indicative of those that would have occurred had the company operated as a stand-alone entity. As of December 31, 2024 and 2023, the Company reported approximately $15 and $5,237, respectively, as a net amount payable to AFC.

The Company leases office space from an affiliate company, Cameron Family Legacy Fund, LP. The rent payments associated with this lease were approximately $13,304, $12,540 and $10,922 in 2024, 2023 and 2022, respectively.

Under a service agreement approved by the Oklahoma Insurance Department, AFC provides certain services on a cost basis with no mark-up. During the years ended December 31, 2024, 2023 and 2022, the Company paid management fees to AFC totaling approximately $23,382, $10,029 and $8,806, respectively.

The Company leases automobiles, furniture, and equipment from CEALP that owns a controlling interest in AFC. These operating leases are cancelable upon one month’s notice. During the years ended December 31, 2024, 2023 and 2022, payments under these leases were approximately $12,550 $11,831 and $10,964, respectively.

Under a service agreement approved by the Oklahoma Insurance Department, the Company provides certain services to American Fidelity International (Bermuda) Ltd. (AFIBL). AFIBL paid management fees to the Company of approximately $5,549, $3,078, and $3,078 for each of the years ended December 31, 2024, 2023, and 2022.

Under a service agreement approved by the Oklahoma Insurance Department, the Company provides certain services to APL. APL paid management fees to the Company of approximately $2,200, $2,200, and $1,750 for each of the years ended December 31, 2024, 2023, and 2022.

During the years ended December 31, 2024, 2023 and 2022, the Company paid investment advisory fees to a subsidiary of the partnership that owns a controlling interest in AFC totaling approximately $28,561, $26,781 and $23,435, respectively.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(Dollar amounts in thousands)

(15)	Commitments and Contingencies

(a)	Commitment

As of December 31, 2024, and 2023, the Company had future commitments of $27,086 and $36,894, respectively, on its investments in limited partnerships, $0 and $6,700, respectively, in commercial mortgage loans, and $4,290 and $4,146, respectively in bank loans. These limited partnerships are part of the Company’s private equity program. Underlying partnership assets are primarily unaffiliated common or preferred stocks. The funding commitments relate to future equity stakes taken in a portfolio of private companies.

(b)	Guaranty Association Assessments

The Company is subject to state guaranty association assessments in all states in which it is licensed to do business. These associations generally guarantee certain levels of benefits payable to resident policyholders of insolvent insurance companies. Many states allow premium tax credits for all or a portion of such assessments, thereby allowing potential recovery of these payments over a period of years. However, several states do not allow such credits. The Company estimates its liabilities for guaranty association assessments by using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. The Company monitors and revises its estimates for assessments as additional information becomes available, which could result in changes to the estimated liabilities. As of December 31, 2024 and 2023, liabilities for guaranty association assessments totaled approximately $1,456 and $1,899, respectively. Other operating expenses related to state guaranty association assessments were minimal for the years ended December 31, 2024, 2023 and 2022.

(c)	Litigation

In the normal course of business, there are various legal actions and proceedings pending against the Company and its subsidiaries. In management’s opinion, the ultimate liability, if any, resulting from these legal actions will not have a material adverse effect on the Company’s financial position.

(16)	Health Savings Accounts

The Company acts as a custodian and administrator for health savings accounts (HSA). As of December 31, 2024 and 2023, the Company reported $239,356 and $227,240, respectively, of cash held as a custodian for HSA accounts in cash and short-term investments respectively. The Company maintains an offsetting liability of $239,356 and $227,240, respectively, in other liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2024 and 2023.

(17)	Acquired Business – Mid-Continent Life Insurance Company

Effective December 31, 2000, the Company entered into an assumption reinsurance agreement with the Commissioner of Insurance of the State of Oklahoma, in his capacity as receiver of Mid-Continent Life Insurance Company (MCL) of Oklahoma City, Oklahoma. Under this agreement, the Company assumed MCL’s policies in force, with the exception of a small block of annuity policies that was assumed effective January 1, 2001. In a concurrent reinsurance agreement, the Company ceded 100% of the MCL policies assumed to Hannover Life Reassurance Company of America. In 2002, this agreement was then transferred to Hannover Life Reassurance Company of Ireland (HLR). The agreement with HLR is a funds withheld arrangement, with the Company ceding net policy assets and liabilities of approximately $509,913 and $552,097 to HLR and maintaining a funds withheld liability as of December 31, 2024 and 2023, respectively.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(Dollar amounts in thousands)

Under the terms of the agreement with the receiver, the Company guaranteed the amount of premiums charged under the assumed “Extra-Life” contracts would not increase during the 17-year period beginning December 31, 2000 and would only increase thereafter if certain conditions were met. Since 2018, the Company has demonstrated to the Oklahoma Department of Insurance that those certain conditions had been met and the company has implemented rate increases every year since then. The Company also guaranteed that the current dividend scale on the assumed “Extra-Life” contracts would not be reduced or eliminated during the five-year period beginning December 31, 2000. Beginning January 1, 2006, the dividends on the assumed “Extra Life” contract were no longer guaranteed pursuant to the assumption reinsurance agreement with the Commissioner of Insurance of the State of Oklahoma.

As required by the terms of the assumption reinsurance agreement with the Commissioner of Insurance of the State of Oklahoma, the Company and HLR agreed that a Supplemental Policyholder Reserve (SPR) would be established. The initial SPR is equal to the net of the assets and liabilities received from MCL under the assumption agreement, less amounts ceded to other reinsurance carriers. The SPR is 100% ceded to HLR.

The purpose of the SPR is to provide additional protection to the MCL policyholders against premium increases and to ensure that profits are recognized over the lives of the underlying policies, rather than being recognized up front. The method for calculation of the initial SPR was specified precisely in the agreement with the receiver. The method for calculating the SPR for periods beyond the purchase date was developed by the Company, as this reserve is not otherwise required statutorily or under existing actuarial valuation guidance. The SPR is divided into two parts: (a) an additional reserve for future benefits, which is an estimate of the amount needed, in addition to the policy reserves and liability for future dividends, to fund benefits assuming there are no future premium rate increases, and (b) an additional reserve for future estimated profit, which represents the profit the Company expects to earn on this business over the lives of the underlying policies. The SPR is reprojected each year to recognize current and future profits as a level percentage of future projected required capital amounts each year, resulting in a level return on investment. Any remaining SPR will not automatically be released after the premium guarantee period of 17 years because the SPR is to be held until there is an actuarial certainty that premium rate increases will not be needed. The calculation of the SPR is subject to significant volatility, as it is highly dependent upon assumptions regarding mortality, lapse experience, and investment return. Small shifts in any of these underlying assumptions could have a dramatic impact on the value of the SPR. The SPR was approximately $206,805 and $234,433 for 2024 and 2023, respectively.

Under the terms of the agreement with HLR, HLR has agreed to share future profits on a 50/50 basis with the Company through an experience refund account. The experience refund account is calculated as premium income plus investment income less reserve increases (including the SPR), benefits paid, and administrative expense allowances paid to the Company and is settled on a quarterly basis. Losses are not shared on a 50/50 basis, except to the extent that a net loss in the experience account at the end of a quarter carries forward to future quarters. There was no experience refund earned by the Company in 2024 and 2023. Due to the nature of a funds withheld reinsurance arrangement, the components of the experience refund calculation are reported as separate components in the accompanying Statutory Statements of Operations. Premium income, reserve increases, and benefits paid related to this block are reported as reductions of premium income, changes in reserves, and benefits for reinsurance ceded, as required by the terms of the agreement. Investment income on the funds withheld is included in the Company’s investment income, and administrative expense allowances paid to the Company are reported as a reduction of the Company’s expense. The impact of ceding investment income on funds withheld is reported as a reduction of net investment income in the accompanying Statutory Statements of Operations.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(Dollar amounts in thousands)

As indicated in Note 9, one of the Company’s reinsurers, Scottish Re, was declared insolvent and ordered liquidated by the Court. Reinsurance coverage was cancelled as of September 30, 2023. As a result of the cancellation of the treaty, the reinsurance recoverable on paid losses of approximately $1,865 and the reserve credit of approximately $1,983 related to Scottish Re for the MCL block of business were transferred to Hannover in accordance with the assumption agreement between the Company and Hannover. In addition, the Company recorded a liquidation receivable of approximately $11,504, net of impairment of $11,504, which was also transferred to Hannover in accordance with that same assumption agreement.

(18)	Life Contracts – Premiums

Deferred and uncollected life insurance premiums and annuity considerations as of December 31:

	2024		2023
	Gross	Net of loading	Gross	Net of loading
Ordinary new business	$45,737	$4,420	$43,299	$4,416
Ordinary renewal	83,333	56,891	72,600	51,036
Group Life	156	156	150	150

Total	$129,226	$61,467	$116,049	$55,602

(19)	Managing General Agents and Third-Party Administrators

There are no Managing General Agents or Third-Party Administrators arrangements with direct written premium greater than 5% of surplus as of December 31, 2024, 2023 and 2022, respectively. Total aggregate direct written premium was approximately $3,766, $26,165 and $38,210 as of December 31, 2024, 2023 and 2022, respectively.

(20)	Guaranty Assessments

As of December 31, 2024 and 2023, the Company did not receive notice of any assessments that would have a material financial impact.

The amount of recognized liabilities under SSAP No. 35R Accounting for Guaranty Funds and Other Assessments is approximately $1,456 and $1,899 as of December 31, 2024 and 2023, respectively, and the related asset for premium tax credits is approximately $317 and $397 as of December 31, 2024 and 2023, respectively. The Company expects that the assessments would be billed and paid over the next year and the majority of the premium tax offsets would be realized over the next five years after that.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2024 and 2023

(Dollar amounts in thousands)

	2024	2023
Assets recognized from paid and accrued premium tax offsets and policy surcharges prior year-end	$1,263	$1,084
Decreases current year:
Premium tax offset applied	237	251
Payments on insolvencies which were set up as payables prior to the current year	521	56
Reduction in the estimated assessment liability based on the new projections at the end of the current year	—	13
Increases current year:
Assessment payments less refunds on insolvencies billed during the current year	563	220
Adjusted the liability to remove payments on insolvencies which are no longer part of the projected liability	—	279
Increase in the estimated assessment liability based on the new projections at the end of the current year	441	—

Assets recognized from paid and accrued premium tax offsets and policy surcharges current year-end	$1,509	$1,263

(21)	Subsequent Events

Other than the dividend declared on March 27, 2025 for $190,000, there were no material events that occurred subsequent to December 31, 2024. The Company has evaluated events subsequent through April 11, 2025, the date the statutory audited financial statements were issued.

AMERICAN FIDELITY ASSURANCE COMPANY

Schedule I - Summary of Investments-Other than Investments in Related Parties

Year ended December 31, 2024

(Dollar amounts in thousands)

Type of investment	Cost	Fair Value	Amount at which shown in the balance sheet
Bonds:
United States government and government agencies and authorities	$508	$477	$508
Special revenue	659,718	537,711	659,718
States, municipalities and political subdivisions	398,509	313,063	398,509
Foreign governments	9,969	7,474	9,969
All other corporate and mortgage-backed bonds[1]	3,550,046	3,068,870	3,550,046

Total bonds:	4,618,750	3,927,596	4,618,750
Equity securities:
Preferred stock	$5,223	$6,136	$5,866
Common stock - unaffiliated	224,961	235,611	235,611

Total equity securities:	230,184	241,747	241,477
Mortgage loans on real estate	764,905	699,643	764,905
Real estate	22,341	24,680	22,341
Cash and short-term investments	323,680	323,680	323,680
Contract loans	54,099	54,099	54,099
Other long-term investments	175,554	185,904	185,092
Receivable for securities	2,142	2,142	2,142

Total investments	$6,191,656	$5,459,491	$6,212,487

¹	The amount shown on the balance sheet for NAIC 6 bonds are presented at fair value as fair value is lower than cost.

See accompanying independent auditors’ report.

AMERICAN FIDELITY ASSURANCE COMPANY

Schedule III- Supplementary Insurance Information

December 31, 2024

(Dollar amounts in thousands)

	As of December 31,				For the years ended December 31,
Segment	Deferred policy acquisition cost (1)	Future policy benefits losses, claims and loss expenses (3)	Unearned premiums (3)	Other policy claims and benefits payable (3)	Premium revenue and annuity, pension and other contract considerations	Net investment income	Benefits, claims, losses and settlement expenses	Amortization of deferred policy acquisition costs (1)	Other operating expense	Premiums written (2)
2024
Life	$—	$742,387	$—	$19,196	$234,648	$60,461	$51,147	$—	$78,428	—
Annuity	—	2,306,243	—	249	248,234	113,128	279,152	—	41,873	—
Supplementary
Contract	—	19,404	—	16,977	1,372	718	2,093	—	(53)	—
Accident and
Health	—	930,726	5,426	133,881	1,050,266	39,361	457,185	—	436,004	—

Total	$0	$3,998,760	$5,426	$170,303	$1,534,520	$213,668	$789,577	$0	$556,252	0

2023
Life	$—	$681,386	$—	$21,739	$207,940	$55,063	$48,358	$—	$61,931	—
Annuity	—	2,267,630	—	162	237,502	100,702	211,272	—	68,336	—
Supplementary
Contract	—	19,614	—	17,507	235	696	2,134	—	12	—
Accident and
Health	—	911,486	5,491	149,633	1,044,994	39,785	480,031	—	446,425	—

Total	$0	$3,880,116	$5,491	$189,041	$1,490,671	$196,246	$741,795	$0	$576,704	0

2022
Life	$—	$618,800	$—	$19,392	$184,668	$52,788	$49,627	$—	$58,864	—
Annuity	—	2,204,769	—	122	236,327	84,123	176,094	—	68,961	—
Supplementary
Contract	—	20,270	—	18,765	685	584	1,846	—	(29)	—
Accident and
Health	—	893,341	5,459	153,058	1,027,016	38,518	495,236	—	421,384	—

Total	$0	$3,737,180	$5,459	$191,337	$1,448,696	$176,013	$722,803	$0	$549,180	0

(1)	Does not apply to financial statements of life insurance companies which are prepared on a statutory basis.
(2)	Does not apply to life insurance.
(3)	Advance premiums and other deposit funds are included in other policy claims and benefits payable.

See accompanying independent auditors’ report.

AMERICAN FIDELITY ASSURANCE COMPANY

Schedule IV- Reinsurance

December 31, 2024

(Dollar amounts in thousands)

					Percentage
		Ceded	Assumed		of amount
	Gross	to other	from other	Net	assumed
	amount	companies	companies	amount	to net
Year ended December 31, 2024:
Life insurance in force	$41,078	$6,185	$—	$34,893	N/A
Premiums:
Life insurance	$531,749	$48,867	$—	$482,882	N/A
Accident and health insurance	1,067,938	22,253	4,581	1,050,266	0.44%

Total premiums	$1,599,687	$71,120	$4,581	$1,533,148	0.30%

Year ended December 31, 2023:
Life insurance in force	$38,475	$6,592	$—	$31,883	N/A
Premiums:
Life insurance	$495,652	$50,210	$—	$445,442	N/A
Accident and health insurance	1,072,489	57,399	29,904	1,044,994	2.86%

Total premiums	$1,568,141	$107,609	$29,904	$1,490,436	2.01%

Year ended December 31, 2022:
Life insurance in force	$36,030	$7,117	$—	$28,913	N/A
Premiums:
Life insurance	$468,554	$47,559	$—	$420,995	N/A
Accident and health insurance	1,037,223	72,976	62,769	1,027,016	6.11%

Total premiums	$1,505,777	$120,535	$62,769	$1,448,011	4.33%

See accompanying independent auditors’ report.

PART C

OTHER INFORMATION

ITEM 27.	EXHIBITS

a	Resolution adopted by the Board of American Fidelity Assurance Company authorizing the establishment of Separate Account B. Incorporated by reference to Exhibit 99.B1 to Registrant’s registration statement on Form N-4 filed on April 23, 1997.

c	Amended and Restated Principal Underwriter’s Agreement dated June 10, 2006 between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. Incorporated by reference to Exhibit 3 to Post-Effective Amendment No. 13 to Registrant’s registration statement on Form N-4 filed on April 30, 2007.

c.1	First Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated June 10, 2009. Incorporated by reference to Exhibit 3.1 to Registrant’s Registration Statement on Post-Effective Amendment No. 27 to Form N-4 filed on April 27, 2018.

c.2	Second Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated April 20, 2012. Incorporated by reference to Exhibit 3.1 to Post-Effective Amendment No. 60 to Registrant’s registration statement on Form N-4 filed on April 30, 2012.

c.3	Third Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated June 10, 2015. Incorporated by reference to Exhibit 3.3 to Registrant’s Registration Statement on Post-Effective Amendment No. 27 to Form N-4 filed on April 27, 2018.

c.4	Fourth Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated May 24, 2018. Incorporated by reference to Exhibit 3.4 to Registrant’s Registration Statement on Post-Effective Amendment No. 28 to Form N-4 filed on April 30, 2020.

c.5	Fifth Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated May 17, 2021. Incorporated by reference to Exhibit 3.5 to Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-4 filed on April 27, 2023.

c.6*	Sixth Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated June 10, 2024.

d.1	Flexible Premium Variable and Fixed Deferred Annuity. Incorporated by reference to Exhibit 99.B4(i) to Registrant’s registration statement on Form N-4 filed on April 23, 1997.

d.2	Loan Rider. Incorporated by reference to Exhibit 99.B4(ii) to Registrant’s registration statement on Form N-4 filed on April 23, 1997.

d.3	403(b) Annuity Rider. Incorporated by reference to Exhibit 99B.4(iii) to Registrant’s registration statement on Form N-4 filed on April 23, 1997.

d.4	Individual Retirement Annuity Rider. Incorporated by reference to Exhibit 99.B4(iv) to Registrant’s registration statement on Form N-4 filed on April 23, 1997.

d.5	Flexible Premium Variable and Fixed Deferred Annuity (variable guaranteed minimum interest rate). Incorporated by reference to Exhibit 4.6 to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-4 filed on April 26, 2004.

d.6	403(b) Plan Loan Rider. Incorporated by reference to Exhibit 4.7 to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-4 filed on April 26, 2004.

d.7	403(b) Annuity Rider. Incorporated by reference to Exhibit 4.8 to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-4 filed on April 26, 2004.

e	Application Form. Incorporated herein by reference to Exhibit 99.B5 to Registrant’s registration statement on Form N-4 filed on April 23, 1997.

f.1	Articles of Incorporation of American Fidelity Assurance Company. Incorporated by reference to Exhibit 99.B6(i) to Pre-Effective Amendment No. 1 to Registrant’s registration statement on Form N-4 filed on October 10, 1997.

f.2	Amended and Restated Bylaws of American Fidelity Assurance Company dated November 24, 1997. Incorporated by reference to Exhibit 99.B6(ii) to Post-Effective Amendment No. 1 to Registrant’s registration statement on Form N-4 filed on April 24, 1998.

h.1	Fund Participation and Service Agreement dated August 19, 2014 by and among American Fidelity Assurance Company, on behalf of the Registrant, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company and the American Funds Insurance Series. Incorporated by reference to Exhibit 8.1 to Post-Effective Amendment No. 23 to Registrant’s registration statement on Form N-4 filed on April 30, 2015.

h.1.1	Amendment No. 1 to Fund Participation and Service Agreement, dated November 14, 2017 by and among American Fidelity Assurance Company, on behalf of the Registrant, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series. Incorporated by reference to Exhibit 8.1.1 to Registrant’s Registration Statement on Post-Effective Amendment No. 27 to Form N-4 filed on April 27, 2018.

h.1.2	Amendment No. 2 to Fund Participation and Service Agreement dated September 19, 2018 by and among American Fidelity Assurance Company, on behalf of the Registrant, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series. Incorporated by reference to Exhibit 8.1.2 to Post-Effective Amendment No. 33 to Registrant’s registration statement on Form N-4 filed on April 27, 2023.

h.1.3	Rule 22c-2 Agreement dated September 12, 2014 between American Fidelity Assurance Company and American Funds Service Company. Incorporated by reference to Exhibit 8.1.1 to Post-Effective Amendment No. 23 to Registrant’s registration statement on Form N-4 filed on April 30, 2015.

h.1.4	Business Agreement dated August 19, 2014 by and among American Fidelity Assurance Company, American Fidelity Securities, Inc., American Funds Distributors, Inc. and Capital Research and Management Company. Incorporated by reference to Exhibit 8.1.2 to Post-Effective Amendment No. 23 to Registrant’s registration statement on Form N-4 filed on April 30, 2015.

h.1.5	Amendment No. 1 to Business Agreement dated September 19, 2018 by and among American Fidelity Assurance Company, American Fidelity Securities, Inc., American Funds Distributors, Inc., and Capital Research and Management Company. Incorporated by reference to Exhibit 8.1.5 to Post-Effective Amendment No. 33 to Registrant’s registration statement on Form N-4 filed on April 27, 2023.

h.2	Fund Participation Agreement dated May 13, 1997 between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund), as amended by Amendment thereto effective January 1, 1999. Incorporated by reference to Exhibit 8.2 to Post-Effective Amendment No. 2 to Registrant’s registration statement on Form N-4 on April 30, 1999.

h.2.1	Amendment to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund), dated March 1, 2001. Incorporated by reference to Exhibit 8.3 to Post-Effective Amendment No. 5 to Registrant’s registration statement on Form N-4 filed on April 30, 2001.

h.2.2	Amendment to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund) dated June 3, 2002. Incorporated by reference to Exhibit 8.5 to Post-Effective Amendment No. 7 to Registrant’s registration statement on Form N-4 filed April 7, 2003.

h.2.3	Amendment to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, Dreyfus Investment Portfolios, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Stock Index Fund, Inc. (f/k/a “The Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund)”) dated November 1, 2010. Incorporated by reference to Exhibit 8.3.3 to Post-Effective Amendment No. 18 to Registrant’s registration statement on Form N-4 filed on April 29, 2011.

h.2.4	Amendment No. 5 to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, Dreyfus Investment Portfolios, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Stock Index Fund, Inc. (f/k/a “The Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund)”) dated April 15, 2011. Incorporated by reference to Exhibit 8.3.9 to Post-Effective Amendment No. 18 to Registrant’s registration statement on Form N-4 filed on April 29, 2011.

h.2.5	Amendment to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, Dreyfus Investment Portfolios, Dreyfus Stock Index Fund, Inc. (formerly known as “The Dreyfus Life and Annuity Index Fund, Inc. [d/b/a/ Dreyfus Stock Index Fund]”), and The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (formerly known as “The Dreyfus Socially Responsible Growth Fund, Inc.) dated July 1, 2017. Incorporated by reference to Exhibit 8.3.5 to Registrant’s Registration Statement on Post-Effective Amendment No. 27 to Form N-4 filed on April 27, 2018.

h.2.6	Agreement dated May 13, 1997 between American Fidelity Assurance Company and The Dreyfus Corporation. Incorporated by reference to Exhibit 8.18 to Post-Effective Amendment No. 10 to Registrant’s registration statement on Form N-4 filed March 31, 2005.

h.2.7	Amendment to the Agreement between The Dreyfus Corporation and American Fidelity Assurance Company dated January 1, 1999. Incorporated by reference to Exhibit 8.19 to Post-Effective Amendment No. 10 to Registrant’s registration statement on Form N-4 filed March 31, 2005.

h.2.8	Amendment No. 2 to the Agreement between The Dreyfus Corporation and American Fidelity Assurance Company dated March 15, 2005. Incorporated by reference to Exhibit 8.23 to Post-Effective Amendment No. 11 to Registrant’s registration statement on Form N-4 filed April 27, 2005.

h.2.9	Amendment to Agreement by and between The Dreyfus Corporation and each of American Fidelity Assurance Company and American Fidelity Securities, Inc. dated November 1, 2010. Incorporated by reference to Exhibit 8.3.7 to Post-Effective Amendment No. 18 to Registrant’s registration statement on Form N-4 filed on April 29, 2011.

h.2.10	Amendment to Agreement by and between The Dreyfus Corporation and each of American Fidelity Assurance Company and American Fidelity Securities, Inc. dated July 1, 2017. Incorporated by reference to Exhibit 8.3.10 to Registrant’s Registration Statement on Post-Effective Amendment No. 27 to Form N-4 filed on April 27, 2018.

h.2.11	2006 Supplemental Agreement (22c-2 Agreement) dated October 1, 2006 by and between Dreyfus Service Corporation and American Fidelity Assurance Company. Incorporated by reference to Exhibit 8.3.6 to Post-Effective Amendment No. 13 to Registrant’s registration statement on Form N-4 filed on April 30, 2007.

h.3	Participation Agreement among Vanguard Variable Insurance Fund and The Vanguard Group, Inc. and Vanguard Marketing Corporation and American Fidelity Assurance Company dated March 30, 2005. Incorporated by reference to Exhibit 8.26 to Post-Effective Amendment No. 11 to Registrant’s registration statement on Form N-4 filed April 27, 2005.

h.3.1	Amendment (22c-2 Agreement) to Participation Agreement dated July 12, 2006 by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company. Incorporated by reference to Exhibit 8.5.1 to Post-Effective Amendment No. 13 to Registrant’s registration statement on Form N-4 filed on April 30, 2007.

h.3.2	Second Amendment to Participation Agreement by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated April 13, 2010. Incorporated by reference to Exhibit 8.5.2 to Post-Effective Amendment No. 17 to Registrant’s registration statement on Form N-4 filed on April 29, 2010.

h.3.3	Amendments dated January 2, 2014 to Schedules A and B of Participation Agreement among Vanguard® Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated March 30, 2005, as amended. Incorporated by reference to Exhibit 8.4.3 to Post-Effective Amendment No. 23 to Registrant’s registration statement on Form N-4 filed on April 30, 2015.

h.3.4	Amendments dated July 30, 2014 to Schedule B of Participation Agreement among Vanguard® Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated March 30, 2005, as amended. Incorporated by reference to Exhibit 8.4.4 to Post-Effective Amendment No. 33 to Registrant’s registration statement on Form N-4 filed on April 27, 2023.

h.4	Amended and Restated Investment Consultant Agreement between American Fidelity Assurance Company and InvesTrust Consulting, L.L.C. effective October 1, 2017. Incorporated by reference to Exhibit 8.5 to Registrant’s Registration Statement on Post-Effective Amendment No. 27 to Form N-4 filed on April 27, 2018.

h.4.1	First Amendment to Amended and Restated Investment Consultant Agreement between American Fidelity Assurance Company and InvesTrust Consulting, LLC effective October 1, 2020. Incorporated by reference to Exhibit 8.5.1 to Post-Effective Amendment No. 33 to Registrant’s registration statement on Form N-4 filed on April 27, 2023.

h.4.2	Second Amendment to Amended and Restated Investment Consultant Agreement between American Fidelity Assurance Company and InvesTrust Consulting, LLC effective October 1, 2023. Incorporated by reference to Exhibit 8.5.2 to Post-Effective Amendment No. 34 to Registrant’s registration statement on Form N-4 filed on May 1, 2024.

k*	Opinion and Consent of Counsel (McAfee & Taft A Professional Corporation).

l*	Consent of Independent Auditor and Independent Registered Public Accounting Firm (Deloitte & Touche LLP).

x	Power of Attorney. Incorporated by reference to Exhibit x to Registrant’s Registration Statement on Post-Effective Amendment No. 30 to Form N-4 filed on April 28, 2021.

y*	Relationship chart.

*	Filed herewith.

ITEM 28.	DIRECTORS AND OFFICERS OF THE DEPOSITOR

The following are the executive officers and directors of American Fidelity Assurance Company:

Name and Principal Business Address	Positions and Offices with Depositor
Paul S. Arvin 9000 Cameron Parkway Oklahoma City, OK 73114	Assistant Vice President

John M. Bendheim, Jr. 361 Canon Drive Beverly Hills, California 90210	Director

Ronald J. Byrne 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Senior Vice President

Lynda L. Cameron 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Director

William M. Cameron 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Board Chair, Chief Executive Officer, Director

John K. Cassil 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Senior Vice President, Chief Financial Officer, Treasurer

William E. Durrett 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Senior Board Chair, Director

Theodore M. Elam 8th Floor, Two Leadership Square 211 North Robinson Oklahoma City, Oklahoma 73102	Director

Lynn C. Fritz 3909 Frei Road Sebastopol, CA 95472	Director

Caroline L. Ikard 9000 Cameron Parkway Oklahoma City, OK 73114	Director

Christopher T. Kenney 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Senior Vice President, General Counsel, Secretary

Paula Marshall 2727 East 11th Street Tulsa, Oklahoma 74104	Director

Tom J. McDaniel 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Director

Jeanette Rice 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	President, Chief Operations Officer

Henry Sohn 45B Portage Avenue Palo Alto, CA 94306	Director

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

A relationship chart is included as Exhibit y. The subsidiaries of American Fidelity Assurance Company reflected in the chart are included in the consolidated financial statements of American Fidelity Assurance Company in accordance with generally accepted accounting principles.

ITEM 30.	INDEMNIFICATION

The Bylaws of American Fidelity Assurance Company (Article XI) provide, in part, that:

(a) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of or with the consent of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys’ fees), amounts paid in settlement (whether with or without court approval), judgments, or fines actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was not unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith or did not act in a manner which he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, that the person did not have reasonable cause to believe that his conduct was unlawful.

(b) The Corporation shall indemnify every person who is or was a party or is or was threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of or with consent of the Corporation as a director, officer, employee, or agent or in any other capacity of or in another corporation, or a partnership, joint venture, trust, or other enterprise, or by reason of any action alleged to have been taken or not taken by him while acting in such capacity, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such threatened, pending, or completed action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation. The termination of any such threatened or actual action or suit by a settlement or by an adverse judgment or order shall not of itself create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation. Nevertheless, there shall be no indemnification with respect to expenses incurred in connection with any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation, unless, and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper.

(c) To the extent that a director, officer, employee, or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Subsections (a) and (b) hereof, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with such defense.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted directors and officers or controlling persons of the Registrant pursuant to the foregoing, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.	PRINCIPAL UNDERWRITERS

(a) American Fidelity Securities, Inc. is the principal underwriter for the Registrant, American Fidelity Separate Account A and American Fidelity Separate Account C.

(b) The following persons are the officers and directors of American Fidelity Securities, Inc. The principal business address for each of the following officers and directors is 9000 Cameron Parkway, Oklahoma City, Oklahoma 73114.

Name and Principal Business Address	Positions and Offices with Underwriter
Timothy H. Bolden	Director, Board Chair

Taryn Colon	Assistant Vice President, Principal Financial Officer and Treasurer, Financial and Operations Principal, Principal Operations Officer

A. Faith Grant	Director; Investment Company and Variable Contract Products Principal

Courtney Keeling	Assistant Vice President, Chief Compliance Officer and Secretary, Investment Company and Variable Contract Products Principal

Christopher T. Kenney	Director, Chief Executive Officer and President; Investment Company and Variable Contract Products Principal

Linda Overfield	Assistant Vice President AML, Privacy, Licensing; Investment Company and Variable Contract Products Principal

(c) The commissions received by American Fidelity Securities, Inc. in connection with Separate Account B in 2024 were $2,197,164, representing the 0.10% Distribution Fee, withdrawal charges and policy maintenance charge to the Registrant. It received no other compensation from or on behalf of the Registrant during the year.

ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS

This information is included in the Registrant’s most recent report on Form N-CEN.

ITEM 33.	MANAGEMENT SERVICES

Not Applicable.

ITEM 34.	FEE REPRESENTATION

American Fidelity Assurance Company hereby represents that the fees and charges deducted under the policies described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by American Fidelity Assurance Company.

OTHER REPRESENTATIONS

American Fidelity Assurance Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;

4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant’s understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer’s Section 403(b) arrangement to which the participant may elect to transfer his contract value.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness under Rule 485(b) of the Securities Act and has caused this Registration Statement to be signed on its behalf, in the City of Oklahoma City and State of Oklahoma on April 25, 2025.

AMERICAN FIDELITY SEPARATE ACCOUNT B (Registrant) By: American Fidelity Assurance Company (Depositor)

By:	/s/ Paul S. Arvin
Paul S. Arvin, Assistant Vice President

AMERICAN FIDELITY ASSURANCE COMPANY (Depositor)

By:	/s/ Paul S. Arvin
Paul S. Arvin, Assistant Vice President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities set forth below as of April 25, 2025.

Signature

/s/ John M. Bendheim*	/s/ Lynn Fritz*
John M. Bendheim, Director	Lynn Fritz, Director

/s/ Ronald J. Byrne*	/s/ Caroline Ikard*
Ronald J. Byrne, Senior Vice President	Caroline Ikard, Director

/s/ Lynda L. Cameron*	/s/ Paula Marshall*
Lynda L. Cameron, Director	Paula Marshall, Director

/s/ William M. Cameron*	/s/ Tom J. McDaniel*
William M. Cameron, Chairman of the Board and Chief Executive Officer	Tom J. McDaniel, Director

/s/ John Cassil*	/s/ Jeanette Rice*
John Cassil, Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)	Jeanette Rice, President and Chief Operations Officer (Principal Executive Officer)

/s/ William E. Durrett*	/s/ Henry Sohn*
William E. Durrett, Senior Chairman of the Board and Director	Henry Sohn, Director

/s/ Theodore M. Elam*
Theodore M. Elam, Director

*By:	/s/ Ronald J. Byrne
Ronald J. Byrne, Attorney in fact, pursuant to the Power of Attorney incorporated by reference.